Securities Act File No. 033-69724

Investment Company Act File No. 811-08056

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           ☒

Pre-Effective Amendment No.

Post-Effective Amendment No. 39

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     ☒

Amendment No. 40

(Check appropriate box or boxes)

PRAXIS MUTUAL FUNDS

(Exact Name of Registrant as Specified in Charter)

1110 N. Main Street

Goshen, Indiana 45202

(Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (800) 977-2947

Anthony Zacharski

Dechert LLP

90 State House Square

Hartford, Connecticut 06103

(Name and Address of Agent for Service)

COPIES TO:

Charles Daly

JPMorgan Chase Bank, N.A.

70 Fargo Street, Suite 3 East

Boston, Massachusetts 02210

It is proposed that this filing will become effective (check appropriate box)

☒ immediately upon filing pursuant to paragraph (b)

☐ on April 30, 2012 pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐ on (Date) pursuant to paragraph (a)(1) of Rule 485

☐ 75 days after filing pursuant to paragraph (a)(2)

☐ on (Date) pursuant to paragraph (a)(2)

PRAXIS MUTUAL FUNDS

Prospectus

April 30, 2012

Praxis Mutual Funds – Class A Shares	Praxis Mutual Funds – Class I Shares
Intermediate Income Fund (MIIAX)	Intermediate Income Fund (MIIIX)
Core Stock Fund (MMPAX)	Core Stock Fund (MMCSX)
International Index Fund (MPLAX)	International Index Fund (MPLIX)
Value Index Fund (MVIAX)	Value Index Fund (MVIIX)
Growth Index Fund (MGNDX)	Growth Index Fund (MMDEX)
Small Cap Fund (MMSCX)	Small Cap Fund (MMSIX)

Praxis Genesis Portfolios
Conservative Portfolio (MCONX)
Balanced Portfolio (MBAPX)
Growth Portfolio (MGAFX)

AS WITH ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED ON UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE

Praxis Mutual Funds

Notice of Privacy Policy and Practices

Praxis Mutual Funds recognizes and respects the privacy concerns and expectations of our shareholders.1 We are committed to maintaining the privacy and confidentiality of your personal information. We provide this notice so that you will understand the nature of information we collect and the circumstances in which that information may be disclosed to third parties.

We collect nonpublic personal information about our customers from the following sources:

•	Account applications and other forms – which may include a customer’s name, address, social security number and information about a customer’s investment goals and risk tolerance;

•	Account history – including information about the transactions and balances in a customer’s account(s); and

•	Correspondence – written, telephonic or electronic between a customer and Praxis Mutual Funds or service providers to Praxis Mutual Funds.

We may disclose all of the information described above to certain third parties who are affiliated with Praxis Mutual Funds under one or more of these circumstances:

•	As authorized – if you request or authorize the disclosure of the information.

•	As permitted by law – for example sharing information with companies who maintain or service customer accounts for Praxis Mutual Funds is essential for us to provide shareholders with necessary or useful services with respect to their accounts.

•	Under joint agreement – we may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

We require Praxis Mutual Funds service providers to maintain:

•	policies and procedures designed to assure only appropriate access to, and use of information about customers of Praxis Mutual Funds; and

•	maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of Praxis Mutual Funds.

We will adhere to the policies and procedures described in this notice regardless of whether you are a current or former shareholder of Praxis Mutual Funds.

THIS IS NOT PART OF THE PROSPECTUS

1 For purposes of this notice, the terms “customer” or “customers” includes individuals who provide nonpublic personal information to Praxis Funds, but do not invest in Praxis Fund shares.

2

TABLE OF CONTENTS

Carefully review this important section which summarizes each Fund’s investments, risks, past performance and fees.

Summary Information

Praxis Intermediate Income Fund

Praxis Core Stock Fund

Praxis International Index Fund

Praxis Value Index Fund

Praxis Growth Index Fund

Praxis Small Cap Fund

Praxis Genesis Conservative Portfolio

Praxis Genesis Balanced Portfolio

Praxis Genesis Growth Portfolio

Investing in the Funds

Review this section for details on each Fund’s investment strategies and risks.

Investment Objectives, Principal Investment Strategies and Related Risks

Criteria for Stewardship Investing

Praxis Intermediate Income Fund

Praxis Core Stock Fund

Praxis International Index Fund

Praxis Value Index Fund

Praxis Growth Index Fund

Praxis Small Cap Fund

Praxis Genesis Conservative Portfolio

Praxis Genesis Balanced Portfolio

Praxis Genesis Growth Portfolio

Investment Risks – Risk Factors: All Funds

Disclosure of Portfolio Holdings

Review this section for details on how shares are valued, how to purchase, sell and exchange shares and related charges, market timing and excessive trading policies and procedures, and payments of dividends and distributions

Shareholder Information

Pricing of Fund Shares

Purchasing and Adding to Your Shares

Selling Your Shares

General Policies on Selling Shares

Market Timing and Excessive Trading

Distribution Arrangements/Sales Charges

Exchanging Your Shares

Directed Dividends

Automatic Voluntary Charitable Contributions to Mennonite Foundation

Charitable Gift Option

Dividends, Distributions and Taxes

Review this section for details on the people and organizations who oversee the Funds.	Fund Management The Investment Adviser Portfolio Managers The Distributor and Administrator Capital Structure

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Review this section for details on selected financial highlights of the Funds.

Financial Highlights

Introduction

Praxis Intermediate Income Fund

Praxis Core Stock Fund

Praxis International Index Fund

Praxis Value Index Fund

Praxis Growth Index Fund

Praxis Small Cap Fund

Praxis Genesis Conservative Portfolio

Praxis Genesis Balanced Portfolio

Praxis Genesis Growth Portfolio

Back Cover

Where to Learn More About the Funds

4

Praxis Intermediate Income Fund

Investment Objectives

The Intermediate Income Fund seeks current income. To a lesser extent, it seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Praxis Mutual Funds. More information about these and other discounts is available from your financial professional and in the section titled “Sales Charge Reductions” on page 70 of the Fund’s prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.75%	None
Redemption fee (as a percentage of amount redeemed, if applicable)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I
Management fees	0.40%	0.40%
Distribution and Service (12b-1) fees	0.25%	None
Other Expenses	0.43%	0.17%
Acquired Fund Fees and Expenses (AFFE)[1]	0.02%	0.02%
Total Annual Fund Operating Expenses	1.10%	0.59%
Fee Waiver and/or Expense Reimbursement	(0.12)%	None
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[2]	0.98%	0.59%

[1]	AFFE are not reflected in the Financial Highlights or audited financial statements.
[2]	The Adviser has entered into a contractual limitation agreement with respect to the Intermediate Income Fund Class A until April 30, 2013. Pursuant to this agreement, the Adviser has agreed to waive fees and/or reimburse expenses to the extent necessary in order to limit the Total Annual Fund Operating Expenses (excluding AFFE, brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, Trustees fees, legal fees, costs relating to such services and extraordinary expenses) of the Class A Fund to 0.90 percent of the Fund’s average daily net assets. The Fund has agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to this expense limitation agreement provided that such repayment does not cause the Total Annual Fund Operating Expenses (excluding AFFE, brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, Trustees fees, legal fees, costs relating to such services and extraordinary expenses) to exceed 0.90 percent, and the repayment is made within three years after the year in which the Adviser waived and/or reimbursed the expense.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5 percent return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$471	$700	$947	$1,655

Class I	$60	$189	$329	$738

Portfolio Turnover : The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 36.12 percent of the average value of its portfolio.

5

Principal Investment Strategies

The Fund invests primarily in fixed income securities. The Fund invests, under normal circumstances, at least 80 percent of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities of all types, consistent with the Praxis stewardship investing core values. The fixed income securities in which the Fund will primarily invest include corporate bonds and notes, U.S. Government agency obligations, mortgage-backed securities and asset-backed securities. Certain securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Adviser will consider purchasing fixed income securities that provide a competitive rate of return relative to the Barclays Aggregate Bond Index. The Adviser will structure the portfolio using the Barclays Aggregate Bond Index as a guide in determining sector allocations. The Adviser will seek to underweight and overweight certain sectors, depending on the relative value, while maintaining overall interest rate exposure similar to the Barclays Aggregate Bond Index. The Adviser will carefully consider selling a security that no longer meets the Praxis stewardship investing core values. The Adviser will consider using interest rate futures contracts and credit default swap agreements to manage interest rate and credit risk. In the event these structures are used, U.S. Treasury instruments may be purchased and deposited with the custodian or respective broker/dealer only to satisfy collateral requirements.

Stewardship Investing

The Fund also analyzes potential investments for their ability to reflect certain core social values including:

•	Respecting the dignity and value of all people
•	Building a world at peace and free from violence
•	Demonstrating a concern for justice in a global society
•	Exhibiting responsible management practices
•	Supporting and involving communities
•	Practicing environmental stewardship

Principal Investment Risks

Because the value of the Fund’s investments will fluctuate with market conditions and interest rates, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. Some of the Fund’s holdings may underperform its other holdings. The Fund is also subject to: (1) credit risk, or the chance that the Fund could lose money if the issuer of a security is unable to repay interest and/or principal in a timely manner or at all; (2) interest rate risk, or the chance that the value of the fixed income securities the Fund holds will decline due to rising interest rates; and (3) prepayment risk, or the chance that the principal investments of the Fund will be paid earlier than anticipated due to declining interest rates.

FUND PERFORMANCE

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows changes in the Fund’s performance for each calendar year for the last 10 years. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected, returns would be lower than those shown. The table shows how the Fund’s average annual total returns for different periods compared to those of a broad-based securities market index.

Please note that the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, the after-tax returns are not relevant.

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Class A – Annual Total Return Chart

For the Periods Ended December 31, 2011

2002	8.64%
2003	3.14%
2004	3.30%
2005	1.34%
2006	3.10%
2007	5.50%
2008	2.63%
2009	10.49%
2010	6.26%
2011	6.43%

Best Quarter	Quarter Ended September 30, 2009	4.79%
Worst Quarter	Quarter Ended June 30, 2004	(2.29)%

Average Annual Total Returns For the Periods Ended December 31, 2011
Class A	1 Year	5 Years	10 Years
Return Before Taxes	2.41%	5.59%	4.97%
Return After Taxes on Distributions	1.00%	4.05%	3.40%
Return After Taxes on Distributions and Sale of Fund Shares	1.68%	3.87%	3.31%
Barclays Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.50%	5.78%
Class I	1 Year	5 Years	Since Inception (May 1, 2006)
Return Before Taxes	6.98%	6.75%	5.39%
Barclays Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.50%	6.65%

FUND MANAGEMENT

Investment Adviser

Everence Capital Management, Inc. (the “Adviser”) serves as the investment adviser to the Fund.

Portfolio Managers

Benjamin Bailey, CFA®, Fixed Income Investment Manager and Delmar King, Fixed Income Investment Manager are co-portfolio managers of the Fund. Mr. King has served since the Fund’s commencement of operations in January 1994; Mr. Bailey has served since March 2005.

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PURCHASE OF FUND SHARES

You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value, determined after receipt of your request in good order.

Minimum Investments Per Fund

Class A

Account Type	Initial	Subsequent
Non-Retirement	$2,500	$100
Retirement	$2,500	$100

The initial investment minimum requirements will be waived:

1)	if you establish an automatic investment plan equal to the subsequent investment minimum;
2)	you are contributing to a 403(b), SEP-IRA and SIMPLE IRA accounts.

An annual account fee of $25 will be assessed in July to each Fund that falls below $5,000 for any reason, including market fluctuation. Certain exceptions may apply. See page 67 for more information.

The initial investment minimum for Class I shares generally is $100,000. There is no minimum requirement for subsequent investments in Fund Class I shares. The Fund may waive investment minimums for certain investors.

Other Important Information Regarding Fund Shares

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please refer to the section titled “Investing in the Funds” on page 41.

8

Praxis Core Stock Fund

Investment Objectives

The Core Stock Fund seeks capital appreciation. To a lesser extent, it seeks current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Praxis Mutual Funds. More information about these and other discounts is available from your financial professional and in the section titled “Sales Charge Reductions” on page 70 of the Fund’s prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%	None
Redemption fee (as a percentage of amount redeemed, if applicable)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I
Management fees	0.74%	0.74%
Distribution and Service (12b-1) fees	0.25%	None
Other Expenses[1]	0.62%	0.17%
Total Annual Fund Operating Expenses	1.61%	0.91%

[1]	Includes indirect expenses of securities or other mutual funds held by the Fund, if any.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5 percent return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$680	$1,006	$1,355	$2,336

Class I	$93	$290	$504	$1,120

Portfolio Turnover : The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 14.83 percent of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in equity securities (typically common stocks) of large capitalization companies (those companies whose total market value is more than $10 billion at the time of purchase) which provide products and services that are consistent with the Praxis stewardship investing core values. The Fund invests, under normal circumstances, at least 80 percent of its net assets (plus the amount of any borrowings for investment purposes) in stocks. The Fund has the flexibility to invest a limited portion of its assets in companies of any size, to invest in companies whose shares may be subject to controversy, to invest in foreign securities, and to invest in securities other than common stock, such as preferred stock, convertible bonds, and other forms of equity securities. Historically, the Fund has invested a significant portion of its assets in financial services companies. See “Investment Objectives, Principal Investment Strategies, and Related Risks.”

9

The Fund’s Sub-Adviser conducts extensive research to identify well-managed companies with durable business models that can be purchased at attractive valuations relative to their intrinsic value. The Sub-Adviser emphasizes individual stock selection and believes that the ability to evaluate management is critical, routinely visiting managers at their places of business in order to gain insight into the relative value of different businesses. The Sub-Adviser selects securities of durable, well-managed businesses that can be purchased at value prices and held for the long term. The Sub-Adviser considers selling a security if the issuing company no longer exhibits the characteristics that: (i) foster sustainable long-term expansion of earnings; (ii) manage risk; and (iii) enhance the potential for superior long-term returns.

Stewardship Investing

The Fund also analyzes potential investments for their ability to reflect certain core social values including:

•	Respecting the dignity and value of all people
•	Building a world at peace and free from violence
•	Demonstrating a concern for justice in a global society
•	Exhibiting responsible management practices
•	Supporting and involving communities
•	Practicing environmental stewardship

Principal Investment Risks

Because the value of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. Some of the Fund's holdings may underperform its other holdings. Because the Fund may invest a significant portion of its assets in financial services companies, the Fund is also subject to financial services risk, which means the Fund’s value will react to events affecting those companies and the Fund’s returns may be more volatile than other funds.

FUND PERFORMANCE

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows changes in the Fund’s performance for each calendar year for the last 10 years. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected, returns would be lower than those shown. The table shows how the Fund’s average annual total returns for different periods compared to those of a broad-based securities market index.

Please note that the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, the after-tax returns are not relevant.

10

Class A - Annual Total Return Chart

For the Periods Ended December 31, 2011

2002	(18.57)%
2003	17.97%
2004	6.96%
2005	2.88%
2006	11.38%
2007	(1.32)%
2008	(41.07)%
2009	29.00%
2010	11.50%
2011	(3.89)%

Best Quarter	Quarter Ended June 30, 2009	18.90%
Worst Quarter	Quarter Ended December 31, 2008	(25.13)%

Average Annual Total Returns For the Periods Ended December 31, 2011
Class A	1 Year	5 Years	10 Years
Return Before Taxes	(8.95)%	(5.03)%	(0.64)%
Return After Taxes on Distributions	(8.95)%	(5.14)%	(0.79)%
Return After Taxes on Distributions and Sale of Fund Shares	(5.82)%	(4.20)%	(0.53)%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	2.11%	(0.25)%	2.92%
Class I	1-Year	5-Year	Since Inception (May 1, 2006)
Return Before Taxes	(3.18)%	(3.51)%	4.51%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	2.11%	(0.25)%	1.41%

FUND MANAGEMENT

Investment Adviser

Everence Capital Management, Inc. (the “Adviser”) serves as the investment adviser to the Fund.

Investment Sub-Adviser

Davis Selected Advisers, L.P. serves as the investment sub-adviser to the Fund.

Portfolio Managers

Christopher C. Davis, Chairman and Kenneth Charles Feinberg, Vice President have served as co-portfolio managers of the Fund since January 2, 2006.

PURCHASE OF FUND SHARES

You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value, determined after receipt of your request in good order.

11

Minimum Investments Per Fund

Class A

Account Type	Initial	Subsequent
Non-Retirement	$2,500	$100
Retirement	$2,500	$100

The initial investment minimum requirements will be waived:

1)	if you establish an automatic investment plan equal to the subsequent investment minimum;
2)	you are contributing to a 403(b), SEP-IRA and SIMPLE IRA accounts.

An annual account fee of $25 will be assessed in July to each Fund that falls below $5,000 for any reason, including market fluctuation. Certain exceptions may apply. See page 67 for more information.

The initial investment minimum for Class I shares generally is $100,000. There is no minimum requirement for subsequent investments in a Fund Class I shares. The Fund may waive investment minimums for certain investors.

Other Important Information Regarding Fund Shares

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please refer to the section titled “Investing in the Funds” on page 41.

12

Praxis International Index Fund

Investment Objective

The Praxis International Index Fund seeks to capture the investment performance of international developed and emerging markets.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Praxis Mutual Funds. More information about these and other discounts is available from your financial professional and in the section titled “Sales Charge Reductions” on page 70 of the Fund’s prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%	None
Redemption fee (as a percentage of amount redeemed, if applicable)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I
Management fees	0.60%	0.60%
Distribution and Service (12b-1) fees	0.25%	None
Other Expenses [1]	4.02%	0.26%
Total Annual Fund Operating Expenses	4.87%	0.86%
Fee Waiver and/or Expense Reimbursement	(3.14)%	None
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement [2]	1.73%	0.86%

[1]	Includes indirect expenses of securities of other mutual funds held by the Fund, if any.
[2]	The Adviser has entered into a contractual expense limitation agreement with respect to the International Index Fund Class A until April 30, 2013. Pursuant to this agreement, the Adviser has agreed to waive fees and/or reimburse expenses to the extent necessary in order to limit the Total Annual Fund Operating Expenses (excluding AFFE, brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, Trustees fees, legal fees, costs relating to such services and extraordinary expenses) of the Fund to 1.65 percent of the Fund's average daily net assets. The Fund has agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to this expense limitation agreement provided that such repayment does not cause the Total Annual Fund Operating Expenses (excluding AFFE, brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, Trustees fees, legal fees, costs relating to such services and extraordinary expenses) to exceed 1.65 percent, and the repayment is made within three years after the year in which the Adviser waived and/or reimbursed the expense.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5 percent return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$692	$1,646	$2,603	$5,005

Class I	$88	$274	$477	$1,061

Portfolio Turnover : The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 2.44 percent of the average value of its portfolio.

13

Principal Investment Strategies

The Fund invests primarily in equity securities of foreign companies organized under the laws of, headquartered in, or whose common equity securities are principally traded in countries outside the United States. The fund seeks to generate performance that reflects the performance of a broad representation of both foreign developed and emerging equity markets, as measured by the MSCI All Country World ex US Index. Under normal circumstances, the Fund invests at least 80 percent of the value of its assets in securities of, and investments related to, issuers in the Fund’s benchmark index. Companies that are determined not to meet the Stewardship Investing screens will be excluded. In addition, the Fund’s Sub-Adviser uses proprietary optimization techniques to select securities according to their contribution to the Fund’s overall objective and to seek to replicate the characteristics of the index. The sub-adviser may also manage the portfolio with the goal of minimizing taxable distributions.

Stewardship Investing

The Fund also analyzes potential investments for their ability to reflect certain core social values including:

•	Respecting the dignity and value of all people
•	Building a world at peace and free from violence
•	Demonstrating a concern for justice in a global society
•	Exhibiting responsible management practices
•	Supporting and involving communities
•	Practicing environmental stewardship

Companies failing to meet minimum standards in one or more of these areas will be restricted from inclusion in the fund.

Principal Investment Risks

Because the value of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. Some of the Fund’s holdings may underperform its other holdings. Because the Fund invests primarily in foreign securities, it is subject to the additional risks presented by foreign and emerging markets investments, such as changes in currency exchange rates, a lack of adequate company information and political instability.

Because the Fund is designed to track the performance of an index, securities may be purchased, retained or sold at times when a more actively managed fund would not do so. If the value of securities that are heavily weighted in the index change, you can expect a greater risk of loss than if the Fund had a lower weighting to those securities. In addition, the Fund does not hold all securities in the index and the performance of the Fund may vary substantially from the performance of the index due to imperfect correlation between the Fund’s holdings and the index. This is also known as tracking error.

FUND PERFORMANCE

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows changes in the Fund’s performance for its first calendar year from the effective date of the Fund’s registration statement. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected, returns would be lower than those shown. The table shows how the Fund’s average annual total returns for different periods compared to those of a broad-based securities market index.

Please note that the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, the after-tax returns are not relevant.

14

Class A - Annual Total Return Chart

For the Periods Ended December 31, 2011

2011	(16.54)%

Best Quarter	Quarter Ended December 31, 2011	5.25%
Worst Quarter	Quarter Ended September 30, 2011	(22.03)%

Class A	1 Year*
Return Before Taxes	(20.89)%
Return After Taxes on Distributions	(21.03)%
Return After Taxes on Distributions and Sale of Fund Shares	(13.40)%
MSCI ACWI ex US (reflects no deduction for fees, expenses or taxes)	(13.71)%

Class I	1 Year *
Return Before Taxes	(16.05)%
MSCI ACQI ex US (reflects no deductions for fees, expenses or taxes)	(13.71)%

* The Fund commenced operations on December 31, 2010, and commenced public offering and investment operations on January 3, 2011.

FUND MANAGEMENT

Investment Adviser

Everence Capital Management, Inc. (the “Adviser”) serves as the investment adviser to the Fund.

Investment Sub-Adviser

Aperio Group LLC serves as the investment sub-adviser to the Fund.

Portfolio Managers

Ran Leshem, Head of Portfolio Management and Operations and Patrick Geddes, Chief Investment Officer and Director of Quantitative Research, have managed the Fund since its inception.

PURCHASE OF FUND SHARES

You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value, determined after receipt of your request in good order.

Minimum Investments Per Fund

Class A

Account Type	Initial	Subsequent
Non-Retirement	$2,500	$100
Retirement	$2,500	$100

The initial investment minimum requirements will be waived:

1)	if you establish an automatic investment plan equal to the subsequent investment minimum;
2)	you are contributing to a 403(b), SEP-IRA and SIMPLE IRA accounts.

15

An annual account fee of $25 will be assessed in July to each Fund that falls below $5,000 for any reason, including market fluctuation. Certain exceptions may apply. See page 67 for more information.

The initial investment minimum for Class I shares generally is $100,000. There is no minimum requirement for subsequent investments in a Fund Class I shares. The Fund may waive investment minimums for certain investors.

Other Important Information Regarding Portfolio Shares

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please refer to the section titled “Investing in the Funds” on page 41.

16

Praxis Value Index Fund

Investment Objective

The Value Index Fund seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Praxis Mutual Funds. More information about these and other discounts is available from your financial professional and in the section titled “Sales Charge Reductions” on page 70 of the Fund’s prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%	None
Redemption fee (as a percentage of amount redeemed, if applicable)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I
Management fees	0.30%	0.30%
Distribution and Service (12b-1) fees	0.25%	None
Other Expenses[1]	0.77%	0.19%
Total Annual Fund Operating Expenses	1.32%	0.49%

1 Includes indirect expenses of securities of other mutual funds held by the Fund, if any.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5 percent return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$652	$921	$1,210	$2,032

Class I	$50	$157	$274	$616

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 29.11 percent of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in U.S. equity securities and seeks to reflect the performance of the U.S. large capitalization value equities market, as measured by the Standard & Poor’s 500 Value Index. Under normal circumstances, the Fund invests 80 percent of the value of its assets in securities of, and investments related to, issuers in the Fund’s benchmark index. Companies that are determined not to meet the Stewardship Investing screens will be excluded. In addition, the Adviser uses optimization techniques to select securities according to their contribution to the Fund’s overall objective and to seek to replicate the characteristics of the index.

Stewardship Investing

The Fund also analyzes the performance of potential investments for their ability to reflect certain core social values including:

•	Respecting the dignity and value of all people
•	Building a world at peace and free from violence

17

•	Demonstrating a concern for justice in a global society
•	Exhibiting responsible management practices
•	Supporting and involving communities
•	Practicing environmental stewardship

Principal Investment Risks

Because the value of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. Some of the Fund’s holdings may underperform its other holdings. The Fund is also subject to investment style risk, which is the chance that returns from large capitalization value stocks will trail returns from other asset classes or the overall stock market. Value stocks tend to go through cycles of doing better – or worse – than the stock market in general. In the past, these cycles have occasionally persisted for multiple years.

Because the Fund is designed to track the performance of an index, securities may be purchased, retained or sold at times when a more actively managed fund would not do so. If the value of securities that are heavily weighted in the index change, you can expect a greater risk of loss than if the Fund had a lower weighting to those securities. In addition, the Fund does not hold all securities in the index and the performance of the Fund may vary substantially from the performance of the index due to imperfect correlation between the Fund’s holdings and the index. This is also known as tracking error.

FUND PERFORMANCE

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows changes in the Fund’s performance for each calendar year for the last 10 years. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected, returns would be lower than those shown. The table shows how the Fund’s average annual total returns for different periods compared to those of a broad-based securities market index.

Please note that the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, the after-tax returns are not relevant.

Class A - Annual Total Return Chart

For the Periods Ended December 31, 2011

2002	(23.24)%
2003	29.82%
2004	12.31%
2005	5.61%
2006	19.85%
2007	(7.13)%
2008	(40.50)%
2009	22.64%
2010	13.40%
2011	(3.58)%

Best Quarter	Quarter Ended June 30, 2009	18.97%
Worst Quarter	Quarter Ended December 31, 2008	(24.50)%

18

Average Annual Total Returns For the Periods Ended December 31, 2011
Class A	1 Year	5 Years	10 Years
Return Before Taxes	(8.64)%	(6.62)%	0.31%
Return After Taxes on Distributions	(8.81)%	(7.02)%	(0.14)%
Return After Taxes on Distributions and Sale of Fund Shares	(5.39)%	(5.55)%	0.19%
Standard & Poor’s 500 Value Index (reflects no deduction for fees, expenses or taxes)*	(0.50)%	(2.94)%	2.88%
MSCI US Prime Market Value Index (reflects no deduction for fees, expenses or taxes)*	1.24%	(2.32)%	3.79%
* The Fund has changed its primary benchmark from the MSCI US Prime Market Value Index to the Standard & Poor’s 500 Value Index.
Class I	1 Year	5 Year	Since Inception (May 1, 2006)
Return Before Taxes	(2.80)%	(5.14)%	(0.17)%
Standard & Poor’s 500 Value Index (reflects no deductions for fees, expenses or taxes)*	(0.50)%	(2.94)%	(0.79)%
MSCI US Prime Market Value Index (reflects no deduction for fees, expenses or taxes)*	1.24%	(2.32)%	0.11%
* The Fund has changed its primary benchmark from the MSCI US Prime Market Value Index to the Standard & Poor’s 500 Value Index.

FUND MANAGEMENT

Investment Adviser

Everence Capital Management, Inc. (the “Adviser”) serves as the investment adviser to the Fund.

Portfolio Manager

Chad Horning, CFA®, Chief Investment Officer , has served as portfolio manager of the Fund since its inception in May 2001.

PURCHASE OF FUND SHARES

You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value, determined after receipt of your request in good order.

Minimum Investments Per Fund

Class A

Account Type	Initial	Subsequent
Non-Retirement	$2,500	$100
Retirement	$2,500	$100

The initial investment minimum requirements will be waived:

1)	if you establish an automatic investment plan equal to the subsequent investment minimum;
2)	you are contributing to a 403(b), SEP-IRA and SIMPLE IRA accounts.

An annual account fee of $25 will be assessed in July to each Fund that falls below $5,000 for any reason, including market fluctuation. Certain exceptions may apply. See page 67 for more information.

The initial investment minimum for Class I shares generally is $100,000. There is no minimum requirement for subsequent investments in a Fund Class I shares. The Fund may waive investment minimums for certain investors.

19

Other Important Information Regarding Fund Shares

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please refer to the section titled “Investing in the Funds” on page 41.

20

Praxis Growth Index Fund

Investment Objective

The Growth Index Fund seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Praxis Mutual Funds. More information about these and other discounts is available from your financial professional and in the section titled “Sales Charge Reductions” on page 70 of the Fund’s prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%	None
Redemption fee (as a percentage of amount redeemed, if applicable)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I
Management fees	0.30%	0.30%
Distribution and Service (12b-1) fees	0.25%	None
Other Expenses[1]	1.46%	0.20%
Total Annual Fund Operating Expenses	2.01%	0.50%
Fee Waiver and/or Expense Reimbursement	(0.91)%	None
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement [2]	1.10%	0.50%

[1]	Includes indirect expenses of securities of other mutual funds held by the Fund, if any.
[2]	The Adviser has entered into a contractual expense limitation agreement with respect to the Growth Index Fund Class A until April 30, 2013. Pursuant to this agreement the, Adviser has agreed to waive fees and/or reimburse expenses to the extent necessary in order to limit the Total Annual Fund Operating Expenses (excluding AFFE, brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, Trustees fees, legal fees, costs relating to such services and extraordinary expenses) of the Fund to 1.04 percent of the Fund's average daily net assets. The Fund has agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to this expense limitation agreement provided that such repayment does not cause the Total Annual Fund Operating Expenses (excluding AFFE, brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, Trustees fees, legal fees, costs relating to such services and extraordinary expenses) to exceed 1.04 percent, and the repayment is made within three years after the year in which the Adviser waived and/or reimbursed the expense.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5 percent return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$631	$1,039	$1,471	$2,671

Class I	$51	$160	$280	$628

Portfolio Turnover : The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 21.18 percent of the average value of its portfolio.

21

Principal Investment Strategies

The Fund invests primarily in U.S. equity securities and seeks to reflect the performance of the U.S. large capitalization growth equities market, as measured by the Standard & Poor’s 500 Growth Index. Under normal circumstances, the Fund invests 80 percent of the value of its assets in securities of, and investments related to, issuers in the Fund’s benchmark index. Companies that are determined not to meet the Stewardship Investing screens will be excluded. In addition, the Adviser uses optimization techniques to select securities according to their contribution to the Fund’s overall objective and to seek to replicate the characteristics of the index.

Stewardship Investing

The Fund also analyzes potential investments for their ability to reflect certain core social values including:

•	Respecting the dignity and value of all people
•	Building a world at peace and free from violence
•	Demonstrating a concern for justice in a global society
•	Exhibiting responsible management practices
•	Supporting and involving communities
•	Practicing environmental stewardship

Principal Investment Risks

Because the value of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. Some of the Fund’s holdings may underperform its other holdings. The Fund is also subject to investment style risk, which is the possibility that returns from large capitalization growth stocks will trail returns from other asset classes or the overall stock market. Growth stocks tend to go through cycles of doing better – or worse – than the stock market in general. In the past, these cycles have occasionally persisted for multiple years.

Because the Fund is designed to track the performance of an index, securities may be purchased, retained or sold at times when a more actively managed fund would not do so. If the value of securities that are heavily weighted in the index change, you can expect a greater risk of loss than if the Fund had a lower weighting to those securities. In addition, the Fund does not hold all securities in the index and the performance of the Fund may vary substantially from the performance of the index due to imperfect correlation between the Fund’s holdings and the index. This is also known as tracking error.

FUND PERFORMANCE

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows changes in the Fund’s performance for each calendar year since its inception. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected, returns would be lower than those shown. The table shows how the Fund’s average annual total returns for different periods compared to those of a broad-based securities market index.

Please note that the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, the after-tax returns are not relevant.

Class A - Annual Total Return Chart

For the Periods Ended December 31, 2011

2008	(37.58)%
2009	34.38%
2010	13.20%
2011	1.12%

Best Quarter	Quarter Ended June 30, 2009	14.51%
Worst Quarter	Quarter Ended December 31, 2008	(23.52)%

22

Average Annual Total Returns For the Periods Ended December 31, 2011
Class A	1 Year	Since Inception (May 1, 2007)
Return Before Taxes	(4.22)%	(1.08)%
Return After Taxes on Distributions	(4.24)%	(1.11)%
Return After Taxes on Distributions and Sale of Fund Shares	(2.72)%	(0.92)%
Standard & Poor’s 500 Growth Index (reflects no deduction for fees, expenses or taxes) *	4.67%	1.59%
MSCI US Prime Market Growth Index (reflects no deduction for fees, expenses or taxes)*	1.96%	1.58%
* The Fund has changed its primary benchmark from the MSCI US Prime Market Growth Index to the Standard & Poor’s 500 Growth Index

Class I
Return Before Taxes	1.73%	0.42%
Standard & Poor’s 500 Growth Index (reflects no deductions for fees, expenses or taxes)*	4.67%	1.59%
MSCI US Prime Market Growth Index (reflects no deduction for fees, expenses or taxes)*	1.96%	1.58%
* The Fund has changed its primary benchmark from the MSCI US Prime Market Growth Index to the Standard & Poor’s 500 Growth Index

FUND MANAGEMENT

Investment Adviser

Everence Capital Management, Inc. (the “Adviser”) serves as the investment adviser to the Fund.

Portfolio Managers

Chad Horning, CFA®, Chief Investment Officer , has served as portfolio manager of the Fund since its inception in May 2007.

PURCHASE OF FUND SHARES

You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value, determined after receipt of your request in good order.

23

Minimum Investments Per Fund

Class A

Account Type	Initial	Subsequent
Non-Retirement	$2,500	$100
Retirement	$2,500	$100

The initial investment minimum requirements will be waived:

1)	if you establish an automatic investment plan equal to the subsequent investment minimum;
2)	you are contributing to a 403(b), SEP-IRA and SIMPLE IRA accounts.

An annual account fee of $25 will be assessed in July to each Fund that falls below $5,000 for any reason, including market fluctuation. Certain exceptions may apply. See page 67 for more information.

The initial investment minimum for Class I shares generally is $100,000. There is no minimum requirement for subsequent investments in a Fund Class I shares. The Fund may waive investment minimums for certain investors.

Other Important Information Regarding Fund Shares

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please refer to the section titled “Investing in the Funds” on page 41.

24

Praxis Small Cap Fund

Investment Objective

The objective of the Small Cap Fund is to maximize long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Praxis Mutual Funds. More information about these and other discounts is available from your financial professional and in the section titled “Sales Charge Reductions” on page 70 of the Fund’s prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%	None
Redemption fee (as a percentage of amount redeemed, if applicable)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I
Management fees	0.85%	0.85%
Distribution and Service (12b-1) fees	0.25%	None
Other Expenses	1.07%	0.19%
Acquired Fund Fees and Expenses (AFFE)[1]	0.01%	0.01%
Total Annual Fund Operating Expenses	2.18%	1.05%
Fee Waiver and/or Expense Reimbursement	(0.46)%	None
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[2]	1.72%	1.05%

[1]	AFFE are not reflected in the Financial Highlights or audited financial statements.
[2]	The Adviser has entered into a contractual expense limitation agreement with respect to the Small Cap Fund Class A until April 30, 2013. Pursuant to this agreement, the Adviser has agreed to waive fees and/or reimburse expenses to the extent necessary in order to limit the Total Annual Fund Operating Expenses (excluding AFFE, brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, Trustees fees, legal fees, costs relating to such services and extraordinary expenses) of the Fund to 1.65 percent of the Fund's average daily net assets. The Fund has agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to this expense limitation agreement provided that such repayment does not cause the Total Annual Fund Operating Expenses (excluding AFFE, brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, Trustees fees, legal fees, costs relating to such services and extraordinary expenses) to exceed 1.65 percent, and the repayment is made within three years after the year in which the Adviser waived and/or reimbursed the expense.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5 percent return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$691	$1,129	$1,593	$2,872

Class I	$107	$334	$579	$1,283

Portfolio Turnover : The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 67.48 percent of the average value of its portfolio.

25

Principal Investment Strategies

The Fund attempts to achieve its objectives by primarily choosing investments that the Fund’s Sub-Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The Fund invests under normal circumstances, at least 80 percent of its net assets (plus any borrowings for investment purposes) in equity securities of smaller companies. These equity securities include common stocks, preferred stocks, and securities convertible into common stock, rights and warrants. Smaller companies are those with market values at the time of investment between $400 million and $2.5 billion.

The Sub-Adviser follows a long-term investment philosophy grounded in the fundamental analysis of individual companies. The Sub-Adviser’s primary approach to equity-related investing has two distinct but complementary components. First, the Sub-Adviser seeks to identify high quality companies based on various financial and fundamental criteria. Second, the Sub-Adviser invests in companies whose assets it has determined are undervalued in the marketplace. These include companies with tangible assets as well as companies that own valuable intangible assets. Both quantitative and qualitative factors are analyzed in identifying high quality companies as well as undervalued companies.

Stewardship Investing

The Fund also analyzes potential investments for their ability to reflect certain core social values including:

•	Respecting the dignity and value of all people
•	Building a world at peace and free from violence
•	Demonstrating a concern for justice in a global society
•	Exhibiting responsible management practices
•	Supporting and involving communities
•	Practicing environmental stewardship

Principal Investment Risks

Because the value of the Fund’s investments will fluctuate with market conditions and interest rates, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. Some of the Fund's holdings may underperform its other holdings.

The Fund is also subject to small capitalization company risk. Small capitalization companies may not have the size, resources or other assets of large capitalization companies. These small capitalization companies may be subject to greater market risks and fluctuations in value than large capitalization companies and may not correspond to changes in the stock market in general. The Fund is also subject to investment style risk, which is the chance that returns from small capitalization value stocks will trail returns from other asset classes or the overall stock market. Value stocks tend to go through cycles of doing better – or worse – than the stock market in general. In the past, these cycles have occasionally persisted for multiple years.

FUND PERFORMANCE

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows changes in the Fund’s performance for each calendar year since its inception. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected, returns would be lower than those shown. The table shows how the Fund’s average annual total returns for different periods compared to those of a broad-based securities market index.

Please note that the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, the after-tax returns are not relevant.

26

Class A - Annual Total Return Chart

For the Periods Ended December 31, 2011

2008	(39.05)%
2009	29.73%
2010	31.79%
2011	5.63%

Best Quarter	Quarter Ended June 30, 2009	17.98%
Worst Quarter	Quarter Ended December 31, 2008	(28.06)%

Average Annual Total Returns For the Periods Ended December 31, 2011
Class A	1 Year	Since Inception (May 1, 2007)
Return Before Taxes	0.10%	(0.08)%
Return After Taxes on Distributions	0.10%	(0.08)%
Return After Taxes on Distributions and Sale of Fund Shares	0.06%	(0.07)%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	(4.18)%	(0.63)%

Class I
Return Before Taxes	6.06%	1.42%
Russell 2000 Index (reflects no deductions for fees, expenses or taxes)	(4.18)%	(0.63)%

FUND MANAGEMENT

Investment Adviser

Everence Capital Management, Inc. (the “Adviser”) serves as the investment adviser to the Fund.

Investment Sub-Adviser

Luther King Capital Management Corporation (the “Sub-Adviser”) serves as the investment sub-adviser to the Fund.

Portfolio Managers

J. Luther King, Jr., CFA®, Principal, President and Steven R. Purvis, CFA®, Principal, Vice President, have served as co-portfolio manager of the Fund since its inception in May 2007.

PURCHASE OF FUND SHARES

You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value, determined after receipt of your request in good order.

Minimum Investments Per Fund

Class A

Account Type	Initial	Subsequent
Non-Retirement	$2,500	$100
Retirement	$2,500	$100

The initial investment minimum requirements will be waived:

1)	if you establish an automatic investment plan equal to the subsequent investment minimum;
2)	you are contributing to a 403(b), SEP-IRA and SIMPLE IRA accounts.

An annual account fee of $25 will be assessed in July to each Fund that falls below $5,000 for any reason, including market fluctuation. Certain exceptions may apply. See page 67 for more information.

27

The initial investment minimum for Class I shares generally is $100,000. There is no minimum requirement for subsequent investments in a Fund Class I shares. The Fund may waive investment minimums for certain investors.

Other Important Information Regarding Fund Shares

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please refer to the section titled “Investing in the Funds” on page 41.

28

Praxis Genesis Conservative Portfolio

Investment Objectives

The Conservative Portfolio seeks current income and, as a secondary objective, capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Praxis Mutual Funds. More information about these and other discounts is available from your financial professional and in the section titled “Sales Charge Reductions” on page 70 of the Fund’s prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%
Redemption fee (as a percentage of amount redeemed, if applicable)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A
Management fees	0.05%
Distribution and Service (12b-1) fees	0.25%
Other Expenses	0.48%
Acquired Fund Fees and Expenses (AFFE)[1]	0.64%
Total Annual Fund Operating Expenses	1.42%
Fee Waiver and/or Expense Reimbursement	(0.17)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement [2]	1.25%

[1]	AFFE are not reflected in the Financial Highlights or audited financial statements.
[2]	The Adviser has entered into a contractual limitation agreement with respect to the Conservative Portfolio until April 30, 2013. Pursuant to this agreement, the Adviser has agreed to waive fees and/or reimburse expenses to the extent necessary in order to limit the Total Annual Portfolio Operating Expenses (excluding AFFE, brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, Trustees fees, legal fees, costs relating to such services and extraordinary expenses) to 0.60 percent of the Portfolio’s average daily net assets. The Portfolio has agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to this expense limitation agreement provided that such repayment does not cause the Total Annual Portfolio Operating Expenses (excluding AFFE, brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, Trustees fees, legal fees, costs relating to such services and extraordinary expenses) to exceed 0.60 percent, and the repayment is made within three years after the year in which the Adviser waived and/or reimbursed the expense.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5 percent return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$646	$935	$1,245	$2,124

Portfolio Turnover : The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 15.03 percent of the average value of its portfolio.

29

Principal Investment Strategies

The Portfolio (a “fund of funds”) seeks to achieve its investment objective by investing primarily in Class I shares of underlying Praxis Mutual Funds.

This methodology typically results in an allocation of 60 - 80 percent of assets in bond funds and 20 - 40 percent in equity funds. In selecting a diversified portfolio of underlying funds, the Adviser analyzes many factors, including the underlying funds’ investment objectives, total return, and volatility. The Portfolio may also invest in other mutual funds or exchange traded funds (“ETFs”) to gain exposure to unique investment characteristics not available in the underlying Praxis Funds and whose screening criteria may differ from the Praxis core stewardship investing guidelines. Investments in these non-Praxis funds and ETFs may not exceed 10% of the value of the Portfolio. The Portfolio may hold a minimal amount of cash or cash equivalent positions, such as money market instruments, U.S. Government securities, commercial paper, and repurchase agreements.

The above asset allocation percentages are targets. The Adviser has discretion to reallocate the Portfolio’s assets among the allowable investments described above. As a result of market gains or losses, the percentage of the Portfolio’s assets invested in stocks or bonds at any given time may be different than the asset allocation model shown above. The Adviser expects to rebalance the Portfolio’s assets annually in accordance with the asset allocation model then in effect, but reserves the right to rebalance more or less frequently as it deems appropriate, depending on market conditions, investment experience, and other factors.

Stewardship Investing

The Portfolio also analyzes potential investments for their ability to reflect certain core social values including:

•	Respecting the dignity and value of all people
•	Building a world at peace and free from violence
•	Demonstrating a concern for justice in a global society
•	Exhibiting responsible management practices
•	Supporting and involving communities
•	Practicing environmental stewardship

Principal Investment Risks

Because the value of the Portfolio’s assets will fluctuate with market conditions and interest rates, so will the value of your investment in the Portfolio. You could lose money on your investment in the Portfolio, or the Portfolio could underperform other investments. Some of the Portfolio’s holdings may underperform its other holdings.

The Portfolio is subject to asset allocation risk, which is the possibility that the selection by the Adviser of underlying funds and the allocation of Portfolio assets to those funds will cause the Portfolio to underperform. In addition, the Portfolio is subject to the risks associated with the underlying funds in which it invests. To the extent the Portfolio is invested in equity funds, it is susceptible to risks typically associated with equity investing, including that the stock market may decline in value and individual stocks held by the underlying funds may not perform as expected, and to the extent the Portfolio is invested in bond funds, it is susceptible to risks typically associated with bond investing, including interest rate risk, or the chance that the value of the fixed-income securities the underlying funds hold will decline due to rising interest rates.

PORTFOLIO PERFORMANCE

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows changes in the Fund’s performance for each calendar year since its inception. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected, returns would be lower than those shown. The table shows how the Fund’s average annual total returns for different periods compared to those of a broad-based securities market index.

Please note that the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

30

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, the after-tax returns are not relevant

The Composite Benchmark is comprised of unmanaged indices that correspond to the Portfolio’s model allocation and consists of the Barclays Aggregate Bond Index (70%) the MSCI EAFE Index (7.50%), the Russell 1000 Index (2.50%) and the Russell 2000 Index (20%).

Class A - Annual Total Return Chart

For the Periods Ended December 31, 2011

2010	8.22%
2011	2.88%

Best Quarter	Quarter Ended September 30, 2010	5.27%
Worst Quarter	Quarter Ended September 30, 2011	(3.16)%.

Average Annual Total Returns For the Periods Ended December 31, 2011
Class A	1 Year	Since Inception (December 31, 2009)
Return Before Taxes	(2.52)%	2.68%
Return After Taxes on Distributions	(3.74)%	1.71%
Return After Taxes on Distributions and Sale of Fund Shares	(1.69)%	1.75%
Barclays Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	7.84%	7.18%
Composite Benchmark (reflects no deductions for fees, expenses or taxes)	4.73%	6.76%

PORTFOLIO MANAGEMENT

Investment Adviser

Everence Capital Management, Inc. (the “Adviser”) serves as the investment adviser to the Portfolio.

Portfolio Manager

Chad Horning, CFA®, Chief Investment Officer, has served as portfolio manager of the Portfolio since its inception in December 2009.

31

PURCHASE OF FUND SHARES

You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value, determined after receipt of your request in good order.

Minimum Investments Per Fund

Class A

Account Type	Initial	Subsequent
Non-Retirement	$1,000	$50
Retirement	$1,000	$50

The initial investment minimum requirements will be waived:

1)	if you establish an automatic investment plan equal to the subsequent investment minimum;
2)	you are contributing to a 403(b), SEP-IRA and SIMPLE IRA accounts.

An annual account fee of $25 will be assessed in July to each Fund that falls below $1,000 for any reason, including market fluctuation. Certain exceptions may apply. See page 67 for more information.

Other Important Information Regarding Portfolio Shares

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please refer to the section titled “Investing in the Funds” on page 41.

32

Praxis Genesis Balanced Portfolio

Investment Objectives

The Balanced Portfolio seeks long-term capital appreciation and growth of income. To a lesser extent, it seeks current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Praxis Mutual Funds. More information about these and other discounts is available from your financial professional and in the section titled “Sales Charge Reductions” on page 70 of the Fund’s prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%
Redemption fee (as a percentage of amount redeemed, if applicable)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A
Management fees	0.05%
Distribution and Service (12b-1) fees	0.25%
Other Expenses	0.41%
Acquired Fund Fees and Expenses (AFFE)[1]	0.73%
Total Annual Fund Operating Expenses	1.44%
Fee Waiver and/or Expense Reimbursement	(0.10)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement [2]	1.34%

[1]	AFFE are not reflected in the Financial Highlights or audited financial statements.
[2]	The Adviser has entered into a contractual expense limitation agreement with respect to the Balanced Portfolio until April 30, 2013. Pursuant to this agreement, the Adviser has agreed to waive fees and/or reimburse expenses to the extent necessary in order to limit the Total Annual Fund Operating Expenses (excluding AFFE, brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, Trustees fees, legal fees, costs relating to such services and extraordinary expenses) to 0.60 percent of the Portfolio’s average daily net assets. The Portfolio has agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to this expense limitation agreement provided that such repayment does not cause the Total Annual Portfolio Operating Expenses (excluding AFFE, brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, Trustees fees, legal fees, costs relating to such services and extraordinary expenses) to exceed 0.60 percent, and the repayment is made within three years after the year in which the Adviser waived and/or reimbursed the expense.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5 percent return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$654	$947	$1,262	$2,151

Portfolio Turnover : The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 15.11 percent of the average value of its portfolio.

33

Principal Investment Strategies

The Portfolio (a “fund of funds”) seeks to achieve its investment objective by investing primarily in Class I shares of underlying Praxis Funds.

This methodology typically results in an allocation of 30 - 50 percent of assets in bond funds and 50 - 70 percent in equity funds. In selecting a diversified portfolio of underlying funds, the Adviser analyzes many factors, including the underlying funds’ investment objectives, total return, and volatility. The Portfolio may also invest in other mutual funds or exchange traded funds (“ETFs”) to gain exposure to unique investment characteristics not available in the underlying Praxis Funds and whose screening criteria may differ from the Praxis core stewardship investing guidelines. Investments in these non- Praxis funds and ETFs may not exceed 10 percent of the value of the Portfolio. The Portfolio may hold a minimal amount of cash or cash equivalent positions, such as money market instruments, U.S. Government securities, commercial paper, and repurchase agreements.

The above asset allocation percentages are targets. The Adviser has discretion to reallocate the Portfolio’s assets among the allowable investments described above. As a result of market gains or losses, the percentage of the Portfolio’s assets invested in stocks or bonds at any given time may be different than the asset allocation model shown above. The Adviser expects to rebalance the Portfolio’s assets annually in accordance with the asset allocation model then in effect, but reserves the right to rebalance more or less frequently as it deems appropriate, depending on market conditions, investment experience, and other factors.

Stewardship Investing

The Portfolio also analyzes potential investments for their ability to reflect certain core social values including:

•	Respecting the dignity and value of all people
•	Building a world at peace and free from violence
•	Demonstrating a concern for justice in a global society
•	Exhibiting responsible management practices
•	Supporting and involving communities
•	Practicing environmental stewardship

Principal Investment Risks

Because the value of the Portfolio’s assets will fluctuate with market conditions and interest rates, so will the value of your investment in the Portfolio. You could lose money on your investment in the Portfolio, or the Portfolio could underperform other investments. Some of the Portfolio’s holdings may underperform its other holdings.

The Portfolio is subject to asset allocation risk, which is the possibility that the selection by the Adviser of underlying funds and the allocation of Portfolio assets to those funds will cause the Portfolio to underperform. In addition, the Portfolio is subject to the risks associated with the underlying funds in which it invests. To the extent the Portfolio is invested in equity funds, it is susceptible to risks typically associated with equity investing, including that the stock market may decline in value and individual stocks held by the underlying funds may not perform as expected, and to the extent the Portfolio is invested in bond funds, it is susceptible to risks typically associated with bond investing, including interest rate risk, or the chance that the value of the fixed-income securities the underlying funds hold will decline due to rising interest rates .

PORTFOLIO PERFORMANCE

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows changes in the Fund’s performance for each calendar year since its inception. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected, returns would be lower than those shown. The table shows how the Fund’s average annual total returns for different periods compared to those of a broad-based securities market index.

Please note that the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

34

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, the after-tax returns are not relevant.

The Composite Benchmark is comprised of unmanaged indices that correspond to the Portfolio’s model allocation and consists of the Barclays Aggregate Bond Index (70)%, the MSCI EAFE Index (7.50)%, the Russell 1000 Index (2.50)% and the Russell 2000 Index (20)%.

Class A – Annual Total Return Chart

For the Periods Ended December 31, 2011

2010	10.88%
2011	(0.21)%

Best Quarter	Quarter Ended September 30, 2010	8.26%
Worst Quarter	Quarter Ended September 30, 2011	(9.21)%

Average Annual Total Returns For the Periods Ended December 31, 2011
Class A	1 Year	Since Inception (December 31, 2009)
Return Before Taxes	(5.45)%	2.36%
Return After Taxes on Distributions	(6.30)%	1.77%
Return After Taxes on Distributions and Sale of Fund Shares	(3.53)%	1.72%
Russell 3000 (reflects no deductions for fees, expenses or taxes)	1.03%	8.68%
Composite Benchmark (reflects no deductions for fees, expenses or taxes)	1.21%	6.17%

PORTFOLIO MANAGEMENT

Investment Adviser

Everence Capital Management, Inc. (the “Adviser”) serves as the investment adviser to the Portfolio.

Portfolio Manager

Chad Horning, CFA®, Chief Investment Officer, has served as portfolio manager of the Portfolio since its inception in December 2009.

35

PURCHASE OF FUND SHARES

You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value, determined after receipt of your request in good order.

Minimum Investments Per Fund

Class A

Account Type	Initial	Subsequent
Non-Retirement	$1,000	$50
Retirement	$1,000	$50

The initial investment minimum requirements will be waived:

1)	if you establish an automatic investment plan equal to the subsequent investment minimum;
2)	you are contributing to a 403(b), SEP-IRA and SIMPLE IRA accounts.

An annual account fee of $25 will be assessed in July to each Fund that falls below $1,000 for any reason, including market fluctuation. Certain exceptions may apply. See page 67 for more information.

Other Important Information Regarding Portfolio Shares

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please refer to the section titled “Investing in the Funds” on page 41.

36

Praxis Genesis Growth Portfolio

Investment Objectives

The Growth Portfolio seeks capital appreciation with current income as a secondary objective.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Praxis Mutual Funds. More information about these and other discounts is available from your financial professional and in the section titled “Sales Charge Reductions” on page 70 of the Fund’s prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%
Redemption fee (as a percentage of amount redeemed, if applicable)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A
Management fees	0.05%
Distribution and Service (12b-1) fees	0.25%
Other Expenses	0.59%
Acquired Fund Fees and Expenses (AFFE)[1]	0.79%
Total Annual Fund Operating Expenses	1.68%
Fee Waiver and/or Expense Reimbursement	(0.28)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement [2]	1.40%

[1]	AFFE are not reflected in the Financial Highlights or audited financial statements.
[2]	The Adviser has entered into a contractual expense limitation agreement with respect to the Growth Portfolio until April 30, 2013. Pursuant to this agreement, the Adviser has agreed to waive fees and/or reimburse expenses to the extent necessary in order to limit the Total Annual Portfolio Operating Expenses (excluding AFFE, brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, Trustees fees, legal fees, costs relating to such services and extraordinary expenses) to 0.60 percent of the Portfolio’s average daily net assets. The Portfolio has agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to this expense limitation agreement provided that such repayment does not cause the Total Annual Fund Operating Expenses (excluding AFFE, brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, Trustees fees, legal fees, costs relating to such services and extraordinary expenses) to exceed 0.60 percent, and the repayment is made within three years after the year in which the Adviser waived and/or reimbursed the expense.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5 percent return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$660	$1,001	$1,365	$2,386

Portfolio Turnover : The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 15.54 percent of the average value of its portfolio.

37

Principal Investment Strategies

The Portfolio (a “fund of funds”) seeks to achieve its investment objective by investing primarily in Class I shares of underlying Praxis Funds.

This methodology typically results in an allocation of 10 - 30 percent of assets in bond funds and 70 - 90 percent in equity funds. In selecting a diversified portfolio of underlying funds, the Adviser analyzes many factors, including the underlying funds’ investment objectives, total return, and volatility. The Portfolio may also invest in other mutual funds or exchange traded funds (“ETFs”) to gain exposure to unique investment characteristics not available in the underlying Praxis Funds and whose screening criteria may differ from the Praxis core stewardship investing guidelines. Investments in these non-Praxis funds and ETFs may not exceed 10% of the value of the Portfolio. The Portfolio may hold a minimal amount of cash or cash equivalent positions, such as money market instruments, U.S. Government securities, commercial paper, and repurchase agreements.

The above asset allocation percentages are targets. The Adviser has discretion to reallocate the Portfolio’s assets among the allowable investments described above. As a result of market gains or losses, the percentage of the Portfolio’s assets invested in stocks or bonds at any given time may be different than the asset allocation model shown above. The Adviser expects to rebalance the Portfolio’s assets annually in accordance with the asset allocation model then in effect, but reserves the right to rebalance more or less frequently as it deems appropriate, depending on market conditions, investment experience, and other factors.

Stewardship Investing

The Portfolio also analyzes potential investments for their ability to reflect certain core social values including:

•	Respecting the dignity and value of all people
•	Building a world at peace and free from violence
•	Demonstrating a concern for justice in a global society
•	Exhibiting responsible management practices
•	Supporting and involving communities
•	Practicing environmental stewardship

Principal Investment Risks

Because the value of the Portfolio’s assets will fluctuate with market conditions and interest rates, so will the value of your investment in the Portfolio. You could lose money on your investment in the Portfolio, or the Portfolio could underperform other investments. Some of the Portfolio’s holdings may underperform its other holdings.

The Portfolio is subject to asset allocation risk, which is the possibility that the selection by the Adviser of underlying funds and the allocation of Portfolio assets to those funds will cause the Portfolio to underperform. In addition, the Portfolio is subject to the risks associated with the underlying funds in which it invests. To the extent the Portfolio is invested in equity funds, it is susceptible to risks typically associated with equity investing, including that the stock market may decline in value and individual stocks held by the underlying funds may not perform as expected, and to the extent the Portfolio is invested in bond funds, it is susceptible to risks typically associated with bond investing, including interest rate risk, or the chance that the value of the fixed-income securities the underlying funds hold will decline due to rising interest rates.

PORTFOLIO PERFORMANCE

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows changes in the Fund’s performance for each calendar year since its inception. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected, returns would be lower than those shown. The table shows how the Fund’s average annual total returns for different periods compared to those of a broad-based securities market index.

Please note that the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

38

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, the after-tax returns are not relevant.

The Composite Benchmark is comprised of unmanaged indices that correspond to the Portfolio’s model allocation and consists of the Barclays Aggregate Bond Index (70)%, the MSCI EAFE Index (7.50)%, the Russell 1000 Index (2.50)% and the Russell 2000 Index (20)%.

Class A – Annual Total Return Chart

For the Periods Ended December 31, 2011

2010	12.65%
2011	(2.24)%

Best Quarter	Quarter Ended September 30, 2010	10.16%
Worst Quarter	Quarter Ended September 30, 2011	(13.05)%

Average Annual Total Returns For the Periods Ended December 31, 2011
Class A	1 Year	Since Inception (December 31, 2009)
Return Before Taxes	(7.37)%	2.13%
Return After Taxes on Distributions	(7.97)%	1.76%
Return After Taxes on Distributions and Sale of Fund Shares	(4.70)%	1.68%
Russell 3000 (reflects no deductions for fees, expenses or taxes)	1.03%	8.68%
Composite Benchmark (reflects no deductions for fees, expenses or taxes)	(1.24)%	5.56%

39

PORTFOLIO MANAGEMENT

Investment Adviser

Everence Capital Management, Inc. (the “Adviser”) serves as the investment adviser to the Portfolio.

Portfolio Manager

Chad Horning, CFA®, Chief Investment Officer, has served as portfolio manager of the Portfolio since its inception in December 2009.

PURCHASE OF FUND SHARES

You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value, determined after receipt of your request in good order.

Minimum Investments Per Fund

Class A

Account Type	Initial	Subsequent
Non-Retirement	$1,000	$50
Retirement	$1,000	$50

The initial investment minimum requirements will be waived:

1)	if you establish an automatic investment plan equal to the subsequent investment minimum;
2)	you are contributing to a 403(b), SEP-IRA and SIMPLE IRA accounts.

An annual account fee of $25 will be assessed in July to each Fund that falls below $1,000 for any reason, including market fluctuation. Certain exceptions may apply. See page 67 for more information.

Other Important Information Regarding Portfolio Shares

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please refer to the section titled “Investing in the Funds” on page 41.

40

INVESTING IN THE FUNDS

Purchase and Sale of Fund Shares

Purchasing Fund Shares . You generally may buy and sell shares on any day the New York Stock Exchange (“NYSE”) is open (a “Business Day”).

Selling Fund Shares. In general, you may redeem shares on any Business Day:

•	Through your financial intermediary;

•	By writing to Praxis Mutual Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701;

•	Via overnight service Praxis Mutual Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202;

•	Via wire transfer, if you have elected that option on you application, by calling (800) 977-2947; or

•	Via the Automatic Withdrawal Plan, if you have elected this option.

Tax Information

The Funds intend to make distributions that may be taxed as either ordinary income or capital gains except when you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawals made from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

41

Investment Objectives, Principal Investment Strategies, and Related Risks

Criteria for Socially Responsible Investing

Praxis is a word that refers to a way of joining belief and action. Everence Capital Management, Inc. (“Everence” or the “Adviser”) believes that it captures the essence of the investment philosophy of Praxis Mutual Funds (the “Funds”).

The goal of the Funds is to join beliefs with deeds, using the tools of socially responsible investing. The Fund is governed by a philosophy, called stewardship investing. It is the Funds’ belief that being faithful stewards means using assets God has entrusted to us to promote economic results that are not only productive but also reflect God’s values, caring for others as well as all of Creation.

When constructing the social investing screens used by the Funds, the Adviser seeks to avoid companies that are deemed inconsistent with the Funds’ core values (see below). Recognizing no company is perfect, the Funds also utilize shareholder advocacy to encourage corporations to be good stewards of their resources, to care for the environment, and to create just work environments while generating long-term value for all stakeholders.

Investors should understand, however, that socially responsible investing outside the United States can be more difficult. Countries have quite different laws and regulations governing the securities markets, financial and company disclosure, environment, labor, health and welfare standards and practices. Generally, there is less information available to the public about the business activities and practices of foreign companies. As a result, it is more difficult to effectively apply social investing screens abroad than it is in the United States. Accordingly, a Fund may unintentionally invest in foreign companies that may engage in a line of business or other practices that do not meet the Praxis stewardship investing core values. Nevertheless, it is the goal of the Funds and Adviser to avoid investment in such companies. Investments will be screened to attempt to assure that the Funds' investments are socially responsible based upon the Praxis stewardship investing core values. When a Fund becomes aware that it has invested in a company that may be engaged in an activity which is inconsistent with the Praxis stewardship investing core values or a Fund’s specific social investing screens, it may first seek to use its influence to change that activity and may eventually determine to sell its investment. The Funds are not under any strict time schedule to make a decision to sell such investments.

The Praxis Stewardship Investing Philosophy

Stewardship investing is a philosophy of financial decision-making motivated and informed by social convictions drawn from the 500 year-old Anabaptist-Christian faith tradition. This approach holds in tension a responsibility for the productive use of financial resources and a deep-seated concern for the individuals, communities and environments that are impacted by our investment choices.

To carry out this task, the Funds seek to:

•	Invest in companies that best reflect a set of positive core values.

•	Participate actively in corporate decision-making through proxy voting, shareholder advocacy and direct company dialogue, encouraging positive corporate social practices.

•	Engage in community development investing that widens the door of economic opportunity by empowering disadvantaged individuals and communities through targeted investments.

The Praxis Stewardship Investing Core Values

The following core values, which were developed by Everence and adopted by the Funds, help guide the evaluation of a company’s social performance, as a part of investment selection and shareholder advocacy processes. While few companies may reach these ideals in all aspects of social responsibility, the guidelines articulate the Funds’ highest expectations for corporate behavior.

In making investment decisions, the Funds strive to invest in companies that:

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1.     Respect the dignity and value of all people. Companies are expected to respect and support the basic human rights of all people to practice self-determination; to live free of fear, violence and intimidation; to lead healthy, well-nourished lives; and to have access to adequate shelter and sanitation. In a diverse, global society, we expect that companies will respect the dignity of individuals and ethnic/cultural groups. Companies should treat all people fairly, avoiding discrimination and stereotyping, and should seek to nurture and benefit from diversity in all aspects of corporate activity. We expect that companies will not attempt to benefit from the misfortunes of disadvantaged individuals or communities or from relationships with oppressive political regimes.

2.     Build a world at peace and free from violence. We believe that violence, in all its forms, hinders the growth, prosperity and freedom of humankind. It has no place in corporate structures, practice or production. We desire companies to be engaged in products and services that support life - not those designed to kill, maim or injure. The expansions of the world’s military establishments are not productive endeavors for humanity. We will avoid those companies for whom weapons production and military contracting are a focus of their energy, resources and market development. We expect companies to engage in activities that contribute to healthy and peaceful relationships between individuals, communities and nations. We expect companies to value the sanctity of human life, promote alternative forms of conflict resolutions and to commit to efforts that reduce violence and aggression in world culture.

3.     Demonstrate a concern for justice in a global society. All people deserve opportunities to participate in social and economic prosperity. We expect companies to provide fair, sustainable compensation for all employees and subcontractors. Corporate efforts should extend opportunities to the disabled, the disadvantaged and marginalized communities. Company behavior should be based on standards higher than minimum legal requirements. We expect products and services to be offered with honesty and without discrimination. Individuals and communities should be involved in issues and decisions that affect their lives. We expect corporations to act on a basis of shared prosperity, recognizing the value and contributions of all stakeholders in creating and sustaining lasting commercial success.

4.      Exhibit responsible management practices. We expect a company to operate in an honest, trustworthy, compassionate and responsible manner. We desire transparency and openness about company policies, finances and behavior. We expect companies to value and empower all employees and to take all reasonable steps to ensure their health and safety. The companies should respect workers' rights to communicate with management, organize and bargain collectively. We expect companies to negotiate and communicate in good faith and deal fairly and respectfully with all stakeholders. The company should engage in responsible resource management and obey or exceed all relevant laws for environmental concerns, safety and public disclosure. Companies should employ sound practices of corporate governance, including board independence, board and executive compensation and structural integrity. It is our desire for companies to avoid unnecessary litigation and to pursue alternatives where possible. We expect companies to be aggressively engaged in the marketplace, yet be respectful of their competitors and values-centered in their decision-making.

5.     Support and involve communities. Communities – within a workforce, around company facilities or representing various ethnic, cultural or political groups – contribute directly and indirectly to the success of corporate endeavors. We believe a company is responsible to contribute its people, expertise and resources to the support and development of these communities. Companies should actively, creatively and aggressively engage in corporate charitable giving. Employee volunteerism, community involvement and personal charitable giving should also be encouraged. We expect communities will be included in decision-making on issues that affect them. Investments should be made that add value to local workforces, living environments and community infrastructures. We expect companies to consider the impact their products and production methods have on efforts to build healthy, productive communities. To this end, we will avoid companies materially engaged in alcohol and tobacco production and in the gaming industry.

6.     Practice environmental stewardship. The natural environment is a finite resource, the inheritance of future generations and a gift from God. We expect companies to respect the limits of our natural resources and to work toward environmental sustainability. Companies should “reduce, reuse and recycle”, pursue cleaner and more efficient production methods and bear a deep concern for the welfare of animals, minimizing animal testing, wherever possible. We value a company's involvement in the environmental technology and services arena. We expect companies to engage in honest, transparent environmental reporting, to support respected environmental principles and to publicly promote the value of the environment.

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The Praxis Commitment to Community Development Investing

Consistent with the foregoing philosophy of stewardship investing, the Board of Trustees of the Praxis Mutual Funds has authorized the Funds to make certain types of community development investments. These consist of investments in local community-oriented investment programs which are intended to provide economic growth and opportunity in areas deemed suitable for investments of this type. The objective of such community development investments is to foster sustainable social and economic well-being in underserved communities through the use of targeted investments.

In connection with these community development investments, the Funds have received from the Securities and Exchange Commission an exemptive order that permits each of the Funds to invest a limited portion of its respective net assets in securities issued by an affiliate of the Adviser, Everence Community Investments, Inc. (“ECI”). ECI is a not-for-profit corporation that was organized specifically to promote community development investing consistent with stewardship investing core values. It seeks to fund its efforts in this area primarily through the sale to investors of interests in certain investments pools that it has established (the “ECI-Notes”). Assets raised through such offerings of ECI-Notes are then invested directly in non-profit and not-for-profit community development organizations. Each Fund, in accordance with guidelines established by the Board of Trustees, is permitted to invest up to 3 percent of its total assets in community development investments including ECI-Notes. ECI-Notes have certain specific risk factors associated with them. These types of investments offer a rate of return below the then-prevailing market rate and are considered illiquid, unrated and below-investment grade. They also involve a greater risk of default or price decline than investments-grade securities. As a result, they are expected to underperform other fixed income securities in which a Fund otherwise might invest. However, these investments have been determined by the Board of Trustees as being a beneficial way to carry out each Fund’s goals for stewardship investing at the community level.

The Pricing Committee of Everence Capital Management has established a policy and methodology for fair value pricing the ECI-Notes, which are held by several of the Praxis Funds.  The methodology takes into consideration the fundamental quality of the Notes, the nature and duration of restrictions on the disposition of the securities, and an evaluation of the forces that influence the market in which these securities are purchased and sold.  Accordingly, the Pricing Committee applies discounts to the ECI-Notes - for which there is not an active market - based on their credit quality, maturity, and liquidity characteristics.

You can find more information on the Praxis stewardship investing core values and related activities by visiting the Praxis website at: www.praxismutualfunds.com.

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Praxis Intermediate Income Fund

Ticker Symbol: Class A - MIIAX

Class I - MIIIX

Investment Objectives

The primary investment objective of the Intermediate Income Fund is to seek current income with capital appreciation as a secondary objective.

Policies and Strategies

The Fund invests, under normal circumstances, at least 80 percent of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities of all types, consistent with the Praxis stewardship investing core values. Under normal market conditions the Fund will maintain a dollar-weighted average maturity of three to 10 years.

Consistent with the Intermediate Income Fund's investment objectives, the Fund:

•	invests in fixed income securities consisting of bonds, fixed income preferred stocks, debentures, notes, zero-coupon securities, mortgage-related and other asset-backed securities, state and local municipal or industrial revenue bonds, credit default swaps, forward contracts, futures contracts and options, obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government, debt securities convertible into, or exchangeable for, common stocks, foreign debt securities, guaranteed investment contracts, income participation loans, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by agencies of instrumentalities of the U.S. Government. Certain securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. U.S. Treasury instruments may be purchased and deposited with the custodian or respective broker/dealer only to satisfy broker/dealer collateral requirements;

•	may invest up to 10 percent of its net assets in fixed income securities rated within the fifth and sixth highest rating categories at the time of purchase by one or more nationally recognized statistical rating organizations (“NRSROs”). Except for the 10 percent of its assets noted above, the Fund will invest in corporate debt securities only if they are rated within the four highest long-term rating categories at the time of purchase by one or more NRSRO or, if unrated, which the Adviser has determined to present attractive opportunities and are of comparable quality. Securities rated in the fourth highest category are considered to have speculative characteristics. For these securities in the fourth through sixth highest categories, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities;

•	may engage in repurchase transactions pursuant to which the Fund purchases a security and simultaneously commits to resell that security to the seller (either a bank or a securities dealer) at an agreed-upon price on an agreed-upon date (usually within seven days of purchase);

•	may purchase securities on a when-issued or delayed-delivery basis in which a security's price and yield are fixed on a specific date, but payment and delivery are scheduled for a future date beyond the standard settlement period; and

•	may invest in other investment companies.

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In the event that the Adviser determines that current market conditions are not suitable for the Fund's typical investments, the Adviser may instead, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Fund's assets in money market instruments and repurchase agreements. When the Fund engages in such strategies, it may not achieve its investment objectives.

Shareholders of the Intermediate Income Fund will receive at least 60 days prior notice of any changes to the Fund's 80 percent investment policy as described above.

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Praxis Core Stock Fund

Ticker Symbol: Class A - MMPAX

Class I - MMCSX

Investment Objectives

The primary investment objective of the Core Stock Fund is to seek capital appreciation with current income being a secondary investment objective.

Policies and Strategies

The Fund invests, under normal circumstances, at least 80 percent of its net assets (plus the amount of any borrowings for investment purposes) in stocks. The Fund invests primarily in undervalued securities of large capitalization companies (those companies having greater than $10 billion in assets at the time of purchase) which, in the Adviser's view, provide products and services that are consistent with the Praxis stewardship investing core values.

Consistent with the Core Stock Fund's investment objective, the Fund:

•	invests in the following types of equity securities: common stocks, preferred stocks, securities convertible into common stocks, warrants and any rights to purchase common stocks;

•	may invest in fixed income securities consisting of corporate notes, bonds and debentures that are rated investment grade at the time of purchase;

•	may invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. Certain securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. U.S. Treasury instruments may be purchased and deposited with the custodian or respective broker/dealer only to satisfy broker/dealer collateral requirements;

•	may invest in the securities of foreign issuers and may acquire sponsored and unsponsored American Depositary Receipts and European Depositary Receipts;

•	may invest in convertible securities, which are securities that are convertible into or exchangeable for common stock;

•	may engage in repurchase transactions pursuant to which the Fund purchases a security and simultaneously commits to resell that security to the seller (either a bank or a securities dealer) at an agreed-upon price on an agreed-upon date (usually within seven days of purchase); and

•	may invest in other investment companies.

The Fund may invest, to a limited extent, in stock index futures contracts. The Fund will not use futures contracts for speculative purposes or as leveraged investments that magnify gains or losses. Reasons for which the Fund may use stock index futures include:

•	To simulate equity-like returns for the portion of the Fund invested in ECI-Notes; and

•	To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

In the event that the Sub-Adviser determines that current market conditions are not suitable for the Fund's typical investments, the Sub-Adviser may instead, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Fund's assets in money market instruments and repurchase agreements. When the Fund engages in such strategies, it may not achieve its investment objectives.

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Shareholders of the Core Stock Fund will receive at least 60 days prior notice of any changes to the Fund's 80 percent investment policy as described above.

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Praxis International Index Fund

Ticker Symbol: Class A - MPLAX

Class I - MPLIX

Investment Objectives

The primary investment objective of the Fund is to seek to capture the investment performance of international developed and emerging markets.

Policies and Strategies

Under normal circumstances, the Fund invests at least 80 percent of the value of its assets in securities of, and investments related to, issuers in the Fund’s benchmark index. Since investments are subject to the screens based on the Praxis Stewardship investing core values, certain constituents of the index will be excluded.

Consistent with the International Index Fund’s investment objective, the Fund:

•	invests in common stocks of foreign issuers;

•	invests in sponsored and unsponsored depositary receipts;

•	invests in options, warrants and other securities convertible into common stocks;

•	may purchase and sell foreign currencies on a spot or forward basis;

•	may engage in repurchase transactions pursuant to which the Fund purchases a security and simultaneously commits to resell that security to the seller (either a bank or a securities dealer) at an agreed-upon price on an agreed-upon date (usually within seven days of purchase);

•	may engage in options transactions;

•	may engage in futures transactions as well as invest in options on futures contracts solely for hedging purposes;

•	may purchase securities on a when-issued or delayed-delivery basis in which a security’s price and yield are fixed on a specific date, but payment and delivery are scheduled for a future date beyond the standard settlement period; and

•	may invest in other investment companies.

In the event that the Sub-Adviser determines that the current market conditions are not suitable for the Fund’s typical investments, the Sub-Adviser may instead, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Fund’s assets in U.S. equity securities, money market instruments, U.S. Government-related securities and repurchase agreements. When the Fund engages in such strategies, it may not achieve its investment objectives.

Shareholders of the International Index Fund will receive at least 60 days prior notice of any changes to the Fund’s 80 percent investment policy as described above.

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Praxis Value Index Fund

Ticker Symbol: Class A - MVIAX

Class I - MVIIX

Investment Objective

The primary investment objective of the Value Index Fund is to seek capital appreciation.

Policies and Strategies

Under normal circumstances, the Fund invests 80 percent of the value of its assets in securities of, and investments related to, issuers in the Fund’s benchmark index. Since investments are subject to screens based on the Praxis Stewardship Investing core values, certain constituents of the benchmark index will be excluded.

Consistent with the Value Index Fund's investment objective, the Fund:

•	invests in the following types of equity securities: common stocks, preferred stocks, securities convertible into common stocks, warrants and any rights to purchase common stocks;

•	may invest in fixed income securities consisting of corporate notes, bonds and debentures that are rated investment grade at the time of purchase;

•	may invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. Certain securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. U.S. Treasury instruments may be purchased and deposited with the custodian or respective broker/dealer only to satisfy broker/dealer collateral requirements;

•	may invest in the securities of foreign issuers and may acquire sponsored and unsponsored American Depositary Receipts and European Depositary Receipts;

•	may invest in convertible securities, which are securities that are convertible into or exchangeable for common stock;

•	may engage in repurchase transactions pursuant to which the Fund purchases a security and simultaneously commits to resell that security to the seller (either a bank or a securities dealer) at an agreed-upon price on an agreed-upon date (usually within seven days of purchase); and

•	may invest in other investment companies.

The Fund may invest, to a limited extent, in stock index futures contracts. To track its target index, the Fund attempts to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Fund may invest, to a limited extent, in stock index futures. The Fund will not use futures contracts for speculative purposes or as leveraged investments that magnify gains or losses. Reasons for which the Fund may use stock index futures include:

•	To simulate equity-like returns for the portion of the Fund invested in ECI-Notes; and

•	To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

In the event that the Adviser determines that current market conditions are not suitable for the Fund's typical investments, the Adviser may instead, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Fund's assets in money market instruments and repurchase agreements. When the Fund engages in such strategies, it may not achieve its investment objectives.

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Shareholders of the Value Index Fund will receive at least 60 days prior notice of any changes to the Fund's 80 percent investment policy as described above.

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Praxis Growth Index Fund

Ticker Symbol: Class A - MGNDX

Class I - MMDEX

Investment Objective

The primary investment objective of the Growth Index Fund is to seek capital appreciation.

Policies and Strategies

Under normal circumstances, the Fund invests 80 percent of the value of its assets in securities of, and investments related to, issuers in the Fund’s benchmark index. Since investments are subject to screens based on the Praxis Stewardship Investing core values, certain constituents of the benchmark index will be excluded.

Consistent with the Growth Index Fund's investment objective, the Fund:

•	invests in the following types of equity securities: common stocks, preferred stocks, securities convertible into common stocks, warrants and any rights to purchase common stocks;

•	may invest in fixed income securities consisting of corporate notes, bonds and debentures that are rated investment grade at the time of purchase;

•	may invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. Certain securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. U.S. Treasury instruments may be purchased and deposited with the custodian or respective broker/dealer only to satisfy broker/dealer collateral requirements;

•	may invest in the securities of foreign issuers and may acquire sponsored and unsponsored American Depositary Receipts and European Depositary Receipts;

•	may invest in convertible securities, which are securities that are convertible into or exchangeable for common stock;

•	may engage in repurchase transactions pursuant to which the Fund purchases a security and simultaneously commits to resell that security to the seller (either a bank or a securities dealer) at an agreed-upon price on an agreed-upon date (usually within seven days of purchase); and

•	may invest in other investment companies.

The Fund may invest, to a limited extent, in stock index futures contracts. To track its target index, the Fund attempts to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Fund may invest, to a limited extent, in stock index futures. The Fund will not use futures contracts for speculative purposes or as leveraged investments that magnify gains or losses. Reasons for which the Fund may use stock index futures include:

•	To simulate equity-like returns for the portion of the Fund invested in ECI-Notes; and

•	To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

In the event that the Adviser determines that current market conditions are not suitable for the Fund's typical investments, the Adviser may instead, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Fund's assets in money market instruments and repurchase agreements. When the Fund engages in such strategies, it may not achieve its investment objectives.

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Shareholders of the Growth Index Fund will receive at least 60 days prior notice of any changes to the Fund's 80 percent investment policy as described above.

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Praxis Small Cap Fund

Ticker Symbol: Class A - MMSCX

Class I - MMSIX

Investment Objective

The primary investment objective of the Small Cap Fund is to maximize long-term capital appreciation.

Policies and Strategies

The Fund invests, under normal circumstances, at least 80 percent of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of smaller companies (those companies having between $400 million and $2.5 billion in assets at the time of purchase) which, in the Adviser's view, provide products and services that are consistent with the Praxis stewardship investing core values.

Consistent with the Small Cap Fund's investment objective, the Fund:

•	invests in the following types of equity securities: common stocks, preferred stocks, securities convertible into common stocks, warrants and any rights to purchase common stocks;

•	may invest in fixed income securities consisting of corporate notes, bonds and debentures that are rated investment grade at the time of purchase;

•	may invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. Certain securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. U.S. Treasury instruments may be purchased and deposited with the custodian or respective broker/dealer only to satisfy broker/dealer collateral requirements;

•	may invest in the securities of foreign issuers and may acquire sponsored and unsponsored American Depositary Receipts and European Depositary Receipts;

•	may invest in convertible securities, which are securities that are convertible into or exchangeable for common stock;

•	may engage in repurchase transactions pursuant to which the Fund purchases a security and simultaneously commits to resell that security to the seller (either a bank or a securities dealer) at an agreed-upon price on an agreed-upon date (usually within seven days of purchase); and

•	may invest in other investment companies.

The Fund may invest, to a limited extent, in stock index futures contracts. The Fund will not use futures contracts for speculative purposes or as leveraged investments that magnify gains or losses. Reasons for which the Fund may use stock index futures include:

•	To simulate equity-like returns for the portion of the Fund invested in ECI-Notes; and

•	To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

In the event that the Sub-Adviser determines that current market conditions are not suitable for the Fund's typical investments, the Sub-Adviser may instead, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Fund's assets in money market instruments and repurchase agreements. When the Fund engages in such strategies, it may not achieve its investment objectives.

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Shareholders of the Small Cap Fund will receive at least 60 days prior notice of any changes to the Fund's 80 percent investment policy as described above.

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Praxis Genesis Conservative Portfolio

Ticker Symbol: MCONX

Investment Objectives

The primary investment objective of the Conservative Portfolio is to seek current income and capital appreciation as a secondary objective.

Policies and Strategies

The Portfolio invests, under normal circumstances, 60 - 80 percent of assets in fixed income mutual funds and 20 - 40 percent of assets in equity mutual funds, consistent with the Praxis stewardship investing core values. The Portfolio invests primarily in underlying Praxis funds.

Consistent with the Conservative Portfolio's investment objectives, the Portfolio:

•	invests in fixed income mutual funds that may hold bonds, fixed income preferred stocks, debentures, notes, zero-coupon securities, mortgage-related and other asset-backed securities, state and local municipal or industrial revenue bonds, credit default swaps, forward contracts, futures contracts and options, obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government, debt securities convertible into, or exchangeable for, common stocks, foreign debt securities, guaranteed investment contracts, income participation loans, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by agencies of instrumentalities of the U.S. Government. Certain securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. U.S. Treasury instruments may be purchased and deposited with the custodian or respective broker/dealer only to satisfy broker/dealer collateral requirements;

•	invests in mutual funds that may hold the following types of equity securities: common stocks, preferred stocks, securities convertible into common stocks, warrants and any rights to purchase common stocks; and

•	may invest 10 percent of assets in exchange-traded funds and non-Praxis funds.

In the event that the Adviser determines that current market conditions are not suitable for the Portfolio's typical investments, the Adviser may instead, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Portfolio's assets in money market instruments and repurchase agreements. When the Portfolio engages in such strategies, it may not achieve its investment objectives.

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Praxis Genesis Balanced Portfolio

Ticker Symbol: MBAPX

Investment Objectives

The primary investment objective of the Balanced Portfolio is to seek long-term capital appreciation and growth of income with current income being a secondary investment objective.

Policies and Strategies

The Portfolio invests, under normal circumstances, 30 - 50 percent of assets in fixed income mutual funds and 50 - 70 percent of assets in equity mutual funds that are consistent with the Praxis stewardship investing core values. The Portfolio invests primarily in underlying Praxis funds.

Consistent with the Balanced Portfolio's investment objective, the Portfolio:

•	invests in fixed income mutual funds that may hold bonds, fixed income preferred stocks, debentures, notes, zero-coupon securities, mortgage-related and other asset-backed securities, state and local municipal or industrial revenue bonds, credit default swaps, forward contracts, futures contracts and options, obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government, debt securities convertible into, or exchangeable for, common stocks, foreign debt securities, guaranteed investment contracts, income participation loans, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by agencies of instrumentalities of the U.S. Government. Certain securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. U.S. Treasury instruments may be purchased and deposited with the custodian or respective broker/dealer only to satisfy broker/dealer collateral requirements;

•	invests in mutual funds that may hold the following types of equity securities: common stocks, preferred stocks, securities convertible into common stocks, warrants and any rights to purchase common stocks; and

•	may invest 10 percent of assets in exchange-traded funds and non-Praxis funds.

In the event that the Adviser determines that current market conditions are not suitable for the Portfolio's typical investments, the Adviser may instead, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Portfolio's assets in money market instruments and repurchase agreements. When the Portfolio engages in such strategies, it may not achieve its investment objectives.

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Praxis Genesis Growth Portfolio

Ticker Symbol: MGAFX

Investment Objectives

The primary investment objective of the Growth Portfolio is to seek capital appreciation with current income as a secondary objective.

Policies and Strategies

The Portfolio invests, under normal circumstances, 10 - 30 percent of assets in fixed income mutual funds and 70 - 90 percent of assets in equity mutual funds, consistent with the Praxis stewardship investing core values. The Portfolio invests primarily in underlying Praxis funds.

Consistent with the Growth Portfolio's investment objectives, the Portfolio:

•	invests in fixed income mutual funds that may hold bonds, fixed income preferred stocks, debentures, notes, zero-coupon securities, mortgage-related and other asset-backed securities, state and local municipal or industrial revenue bonds, credit default swaps, forward contracts, futures contracts and options, obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government, debt securities convertible into, or exchangeable for, common stocks, foreign debt securities, guaranteed investment contracts, income participation loans, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by agencies of instrumentalities of the U.S. Government. Certain securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. U.S. Treasury instruments may be purchased and deposited with the custodian or respective broker/dealer only to satisfy broker/dealer collateral requirements;

•	invests in mutual funds that may hold the following types of equity securities: common stocks, preferred stocks, securities convertible into common stocks, warrants and any rights to purchase common stocks;

•	may invest 10 percent of assets in exchange-traded funds and non-Praxis funds.

In the event that the Adviser determines that current market conditions are not suitable for the Portfolio's typical investments, the Adviser may instead, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Portfolio's assets in money market instruments and repurchase agreements. When the Portfolio engages in such strategies, it may not achieve its investment objectives.

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Investment Risks – Risk Factors: All Funds

An investment in the Funds is subject to investment risks, including the possible loss of the principal amount invested.

Generally, the Funds, or underlying mutual funds, will be subject to the following additional risks:

•	Market Risk : Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Funds’ performance per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in each Fund's investment portfolio, national and international political or economic conditions and general market conditions. Events in the financial markets and in the economy may cause uncertainty and volatility, and may adversely impact performance. Events in one market may impact other markets. Future events may impact a Fund in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity.

•	Interest Rate Risk: Interest rate risk refers to the risk that the value of the Funds’ fixed income securities can change in response to changes in prevailing interest rates causing volatility and possible loss of value as rates increase.

•	Credit Risk: Credit risk refers to the risk related to the credit quality of the issuer of a security held in a Fund's portfolio. The Funds could lose money if the issuer of a security is unable to meet its financial obligations.

•	Company Risk: Company risk refers to the risk that the market value of the Fund’s investments in common stock can vary with the success or failure of the company issuing the stock. Many factors can negatively affect a particular company's stock price, such as poor earnings reports, loss of major customers, major litigation against the company or changes in government regulations affecting the company or its industry. The success of the companies in which a Fund invests largely determines the Fund’s long-term performance.

•	Financial Services Risk : Financial services risk refers to the risk of investing a significant portion of a Fund's assets in the financial services sector. Examples of financial services companies include: banks, brokerage firms and insurance companies. Risks of investing in the financial services sector include: (i) Regulatory Actions: financial services companies may suffer a setback if regulators change the rules under which they operate; (ii) Changes in interest rates: unstable interest rates, and/or rising interest rates, can have a disproportionate effect on the financial services sector; (iii) Un-diversified loan portfolios: financial services companies whose securities a Fund purchases may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry; and (iv) Competition: the financial services sector has become increasingly competitive.

•	Headline Risk: Headline risk refers to the risk that publicity may adversely affect the value of an investment. When consistent with a Fund's investment strategy, investment selections may include companies with expanding earnings at value prices. A Fund may make such investments when a company becomes the center of controversy after receiving adverse media attention. While portfolio managers research companies subject to such contingencies, they cannot be correct every time, and the company's stock may never recover.

•	Investment Style Risk: A fund may be subject to growth style risk, value style risk, or both depending upon the investment strategy and techniques used to manage the fund. Growth investing seeks to identify companies that will experience rapid earnings growth relative to value or other types of stocks. Value investing seeks to identify companies that are determined to be trading at prices below their intrinsic worth. A fund that emphasizes one style will underperform funds that use other styles over certain periods when that style is out of favor or does not respond as positively to market or other events.

•	Selection Risk: Selection risk refers to the risk that the securities selected for the Funds may underperform broader markets or other funds with similar investment objectives and strategies.

•	Screening Risk : The application of social screens to the available universes from which the Funds’ portfolio managers select securities may impact the performance of the funds relative to unscreened portfolios following similar investment mandates. Funds applying social screens may be adversely affected by certain economic and investment environments which may prevail for several years in a row. There may also be environments that benefit social investors because certain underperforming sectors and industries are excluded from purchase.

•	Potential CFTC Regulation Risk: The Praxis Funds have claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (“CEA”) and, therefore, are not subject to registration or regulation as a commodity pool operator under the CEA. The CFTC has adopted certain rule amendments that may significantly affect the exemptions available to the Praxis Funds, and may subject one or more Praxis Funds, as well as the Adviser or a Sub-Adviser, to regulation by the CFTC. These amendments are not yet effective and their scope of application is still uncertain. If a Fund operates subject to CFTC regulation, it may incur additional expenses or alter its investment strategies.

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The International Index Fund– Foreign Securities Specific Risk Factors

The Funds, and in particular the International Index Fund, may invest in foreign securities which involve risks in addition to those associated with domestic securities. Foreign investments may be riskier than U.S. investments because of unstable international political and economic conditions, foreign controls on investment and currency exchange rates, withholding taxes, or a lack of adequate company information, lack of liquidity, and lack of government regulation.

Foreign economies may not be as strong or as diversified, foreign political systems may not be as stable, and foreign financial reporting standards may not be as rigorous as they are in the United States. Securities issued by foreign companies are frequently denominated in foreign currencies. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. When the value of a foreign currency declines against the U.S. dollar, the value of foreign securities will tend to decline.

The International Index Fund may invest without limit in the securities markets of emerging market countries, subject to its principle investment strategy. Investments in such emerging markets present greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, a number of emerging markets restrict foreign investment in stocks. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Moreover, many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity and are characterized by significant price volatility and high transaction costs.

International Index Fund, Value Index Fund and Growth Index Fund – Index Investing Risk

Because an index fund is designed to track the performance of an index, securities may be purchased, retained or sold at times when a more actively managed fund would not do so. If the value of securities that are heavily weighted in the index changes, you can expect a greater risk of loss than if the fund had a lower weighting to those securities. In addition, the performance of an index fund may vary substantially from the performance of the index due to imperfect correlation between the fund’s holdings and the index. This is also known as tracking error. Tracking error results from imperfect correlation between the optimization and other techniques used to track the index, cash flows into the fund, expenses and transaction costs, and differences between the investments held by a fund and the composition of the index.

The Genesis Portfolios – Allocation Risk

Allocation risk is the chance that the selection by the Adviser of underlying mutual funds and the allocation of a Genesis Portfolio’s assets to those mutual funds will cause the Portfolio to underperform.

Additional Information about Risks

Please see the Statement of Additional Information (“SAI”) for more information about the Funds’ investment policies and risks.

Disclosure of Portfolio Holdings

The Funds will disclose their complete quarter-end portfolio holdings on the Funds’ website at www.praxismutual funds.com no earlier than five business days after the end of each quarter. If there are material changes to the Funds’ portfolio holdings during a given quarter, the portfolio holdings list will be updated on the website as soon as reasonably practicable.

A description of the Funds’ policies and procedures regarding the disclosure of portfolio holdings is available in the SAI.

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Shareholder Information

Pricing of Fund Shares

How NAV is Calculated

The NAV is calculated by adding

the total value of a Fund's

investments and other assets,

subtracting its liabilities and

then dividing that figure by the

number of outstanding shares

of the Fund:

NAV =

Total Assets - Liabilities

Number of Shares

Outstanding

Per share net asset value (NAV) for each Fund is determined and its shares are priced at the close of regular trading on the New York Stock Exchange, normally at 4 p.m. Eastern Time on days the Exchange is open.

Your order for purchase, sale or exchange of shares is priced at the next determined offering price, which is NAV plus any applicable sales charge as noted in the section on “Distribution Arrangements/Sales Charges” calculated after your order is received in good order.

Each Fund’s securities, other than short-term debt obligations, are generally valued at current market prices. If market quotations are not available, prices will be based on fair value as determined by a method approved by the Funds’ Trustees. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the value realized upon such security's sale. Debt obligations with remaining maturities of 60 days or less are valued at amortized cost.

Business days defined

A business day for the Funds is generally a day that the New York Stock Exchange is open for business. The Exchange and the Funds will not open on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

Purchasing and Adding to Your Shares

Account Type	Minimum Initial Investment per Fund	Minimum Subsequent Investment per Fund
Praxis Mutual Funds
Class A
Regular (non-retirement)	$2,500	$100
Retirement	2,500	$100
Automatic Investment Plan	$100	$100
Praxis Genesis Portfolios
Regular (non-retirement)	$1,000	$50
Retirement	$1,000	$50
Automatic Investment Plan	$50	$50
Class I	$100,000	N/A

You may purchase the Funds directly or through investment representatives, who may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. BHIL Distributors, Inc. (“BHIL” or the “Distributor”) has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds (the “Authorized Broker Dealer”). If you purchase through such a broker, your order will be priced at NAV next determined after your broker or its designated intermediary receives it in good order. Contact your investment representative to determine whether they have an established relationship with the Distributor. If you purchase shares through an investment representative, that party is responsible for transmitting orders by 4 p.m. Eastern Time and may have an earlier cut-off time for purchase and sale requests. Such investment representatives may designate other entities to receive purchase and redemption orders on behalf of the Funds. Consult your investment representative for specific information.

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All checks must be in U.S. Dollars drawn on a domestic bank. The Funds will not accept payment in cash or money orders. The Funds also do not accept cashier’s checks in amounts of less than $10,000, nor post dated checks, post dated on-line bill pay checks, or any conditional order or payment. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.

The transfer agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Funds, for any payment that is returned. It is the policy of the Funds not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Funds reserves the right to reject any application. A Fund may waive its minimum purchase requirement.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. When you open a new account to buy shares of the Funds, the Funds or your investment representative will ask your name, address, date of birth, taxpayer identification or other government identification number and other information that will allow the Funds to identify you. If the Funds or your investment representative are unable to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption. In the event of fraud or wrongdoing, your assets will not be redeemable, and the account will be frozen.

Instructions for Opening or Adding to an Account

By Regular Mail

Initial investment:

1.	Carefully read and complete the application. Establishing your account privileges now saves you the inconvenience of having to add them later.

2.	Make check or bank draft payable to “Praxis Mutual Funds”.

1.	Mail to: Praxis Mutual Funds

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701.

Subsequent investment:

1.	Use the investment slip attached to your account statement. Or, if unavailable, include the following information on a piece of paper:
•	Fund name and Fund number
•	Amount invested
•	Account name
•	Account number

Include your account number on your check.

2.	Mail to: Praxis Mutual Funds

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701.

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Avoid 28 Percent Tax Withholding

The Funds are required to withhold 28 percent of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number in compliance with IRS rules. To avoid this, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

By Overnight Service

Please call (800) 977-2947 for mailing instructions.

Electronic Purchases

Unless the telephone options were declined on the account application, investors may purchase additional shares of the Funds by calling (800) 977-2947. If you accepted this option on your account application, submitted a voided check to establish your bank information, and your account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. Your bank must be a member of the ACH network, and you must have banking information established on your account prior to making a purchase. If your order is received prior to 4 p.m. Eastern time, your shares will be purchased at the applicable price calculated on the day your order is placed.

Telephone trades must be received by or prior to market close. During periods of high-market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction. Once a telephone transaction has been placed, it cannot be canceled or modified.

Electronic vs. Wire Transfer

Wire transfers allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through the Automated Clearing House (ACH). ACH transactions usually clear within two to three days, but may take up to eight days to clear. When an electronic purchase is made through the ACH, it may be subject to a three day escrow hold.

By Wire Transfer

Note: Your bank may charge a wire transfer fee.

For initial investment:

If you are making your first investment in the Funds, before you wire funds, the transfer agent must have a completed account application. You may mail, fax, or overnight delivery your account application to the transfer agent. Upon receipt of your completed account application, the transfer agent will establish an account for you and a customer service representative will contact you with the account number and wire instructions. Your bank must include both the name of the Fund you are purchasing, the account number, and your name so that monies can be correctly applied. Your bank may charge a wire transfer fee. Please call (800) 977-2947 to advice the Transfer Agent of your intent to wire funds. This will help ensure proper credit upon receipt of your wire.

Wired funds must be received prior to 4:00p.m. Eastern time to be eligible for same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

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Automatic Investment Plan

You can make automatic investments in the Praxis Class A shares from your bank account. Automatic investments can be as little as $100 per fund for Praxis Funds and $50 per fund for Praxis Genesis Portfolios (see above in the section entitled “Purchasing and adding to your shares” for more information about investment minimums).

To invest regularly from your bank account:

1.	Complete the Automatic Investment Plan portion on your Account Application. Make sure you note:
•	Your bank name, address and account number;
•	The amount you wish to invest automatically (minimum $100 per fund for Praxis Mutual Funds and $50 per fund for Praxis Genesis Portfolios); and
•	How often you want to invest (twice a month, every month, four times a year, twice a year or once a year).

2.	Attach a voided personal check.

Information about the Everence Money Market Account

The Everence Money Market Account offered through Urban Partnership Bank is an FDIC-insured (up to certain limits) interest-bearing account with direct community development benefits. A Money Market Account is only available to individuals, trusts, and nonprofit organizations. You may open and maintain an Everence Money Market Account at no charge, and take advantage of free check-writing (with a $250 minimum per check) and easy transfers by telephone to and from your Praxis Fund account. Check-writing privileges are not available for retirement accounts. An Everence Money Market Account is subject to certain terms and conditions.  Please call (800) 977-2947 or visit www.everence.com for more information.  The rate of return for the Everence Money Market Account will vary and may present other risks. The Praxis Funds are not affiliated with Urban Partnership Bank and are not FDIC-insured. The Everence Money Market Account is an option provided by the Adviser and made available to Fund shareholders; it is not a Praxis Mutual Fund and is not offered or sponsored by the Praxis Funds.  Urban Partnership Bank reimburses the Adviser for expenses related to offering the Everence Money Market Account.

Dividends and Distributions

All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Capital gains are distributed at least annually.

Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a distribution.

Withdrawing Money from your Fund Investment

As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is known as redeeming shares or a redemption of shares. A redemption fee may apply to shares held less than 30 days. See “Market Timing and Excessive Trading – Redemption Fee” below.

Selling Your Shares

You may sell your shares at any time. Your sales price will be the next NAV after your sell order is received by the Fund’s transfer agent. Your proceeds will be reduced by any applicable redemption fee. Payment for shares redeemed will typically be made on the business day following the redemption of shares but the Funds reserve the right to send proceeds no later than the seventh calendar day after receipt of the redemption request.

Instructions for Selling Shares

By Telephone (unless you have declined telephone sales privileges)

Call (800) 977-2947 between 8:30 a.m. and 7 p.m. Eastern Time, on days the Funds are open for business, with instructions as to how you wish to receive your funds (i.e., by mail, wire, electronic transfer).

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By mail

1.	Write a letter of instruction indicating:
•	your Fund, Fund number and account number
•	amount you wish to redeem
•	address where your check should be sent
•	account owner signature

2.	Mail to: Praxis Mutual Funds

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701.

By Overnight Service

Please call (800) 977-2947 for mailing instructions.

Note:      A $10.00 overnight mail fee may be charged to your account.

Wire Transfer

You must indicate this option on your application.

Call (800) 977-2947 to request a wire transfer. If you call by 4 p.m. Eastern Time, your payment will normally be wired to your bank on the next business day. The Fund may charge a wire transfer fee.

Note:     Your financial institution may also charge a separate fee.

Withdrawing Money from Your Fund Investment

As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is known as redeeming shares or a redemption of shares. A redemption fee may apply to shares held less than 30 days. See “Market Timing and Excessive Trading – Redemption Fee” below.

Automatic Withdrawal Plan

You may redeem your Praxis Class A shares through the Systematic Withdrawal Plan. Under the Plan, you may choose to receive a specified dollar amount, generated from the redemption of shares in your account, on a monthly, quarterly, semi-annual or annual basis. Each payment should be a minimum of $50. If you elect this method of redemption, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the Automated Clearing House (ACH) network, directly to your bank account.

For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. This Program may be terminated at any time by the Funds. You may also elect to terminate your participation in this Plan at any time by contacting the Transfer Agent five days in advance of the next withdrawal.

A withdrawal under the Plan involves a redemption of shares and may result in a gain or less for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

General Policies on Selling Shares

Redemptions in Writing Required

You must request redemptions in writing in the following situations:

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1.	Redemptions from Individual Retirement Account (“IRAs”), 403(b) accounts and other retirement plans.

2.	The following circumstances require that your request to sell shares be made in writing accompanied by an original signature guarantee to help protect against fraud. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

A signature guarantee is required to redeem shares in the following situations:

•	If ownership is being changed on your account;
•	When redemption proceeds are payable or sent to any person, address or bank account not on record;
•	If a change of address was received by the Transfer Agent within the last 30 days; or
•	For all redemptions in excess of $50,000 from any shareholder account.

In addition to the situations described above, the Fund(s) and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation. Non-financial transactions including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Verifying Telephone Redemptions

The Fund makes every effort to ensure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have been taken, the Transfer Agent will not be liable for losses due to unauthorized transactions.

Redemptions within 15 Days of Shares Purchased by Check

When you have made your investment by check, you cannot redeem any portion until the Transfer Agent is satisfied that the check has cleared (which may require up to 15 days). You can avoid this delay by purchasing shares with a bank wire. Certified checks are also subject to a 15-day escrow hold.

Delayed Redemption Request

Payment for shares may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

Redemption in Kind

The Trust reserves the right to make payment in securities rather than cash, known as “redemption in kind”. This could occur under extraordinary circumstances, such as a very large redemption that could affect Trust operations (for example, more than 1 percent of a Fund's net assets). Each of the Funds has made an election pursuant to Rule 18f-1 under the 1940 Act. This election requires that the Funds redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund during any 90 day period for any one shareholder. If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

Undeliverable Dividend Distribution, Capital Gain and Redemption Checks

For any shareholder who chooses to receive dividend and/or capital gain distributions in cash, if the dividend distribution and/or capital gain checks: (1) are returned and marked as “undeliverable”; or (2) remain uncashed for six months, your account will be changed automatically so that all future dividend and/or capital gain distributions are reinvested in your account. Additionally, all dividend distribution, capital gain distribution and redemption checks that remain uncashed for six months will be canceled and the money reinvested in the shareholder's account at the current NAV.

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Fee for Short-Term Redemptions or Exchanges

A 2.00 percent redemption fee is generally imposed on redemptions and exchanges within 30 days of purchase. See “Market Timing and Excessive Trading – Redemption Fee” below.

Closing of Small Accounts

Class A Shares - If your Praxis Fund account falls below $2,500 for any reason, the Fund may ask you to increase your balance. If 60 days after notification your account balance is still below $2,500, the Fund may notify you and close your account and send you the proceeds at the current NAV.

If your Praxis Genesis Portfolio account falls below $1,000 for any reason, the Fund may ask you to increase your balance. If 60 days after notification your account balance is still below $1,000, the Fund may notify you and close your account and send you the proceeds at the current NAV.

Class I Shares - If your Fund account falls below $100,000 for any reason, the Fund may ask you to increase your balance. If 60 days after notification your account balance is still below $100,000, the Fund may notify you and close your account and send you the proceeds at the current NAV.

Annual Account Fee

If the value of your Praxis Class A shares account falls below $5,000 for any reason, including market fluctuation, you may be subject to a $25 annual account fee on each Fund you own that has a balance below $5,000. The annual account fee applies to both retirement and nonretirement accounts and may be assessed in all Praxis Funds, regardless of a Fund’s minimum investment amount.

Example: You own the Praxis Core Stock and the Praxis Intermediate Income Fund. Each Fund has a balance of $2,500. Because both Funds have less than the required minimum balance, $25 will be deducted from both the Praxis Core Stock and Praxis Intermediate Income Fund. Consolidating your investments from these two Funds into one Fund would allow you to reach the minimum whereby no annual fee would be charged. You can also avoid this annual fee by converting your Funds into the Praxis Genesis Portfolios (see below).

If the value of your Praxis Genesis Portfolios account falls below $1,000 for any reason, including market fluctuation, you may be subject to a $25 annual account fee on each Portfolio you own that has a balance below $1,000. The annual account fee applies to both retirement and nonretirement fund accounts and may be assessed on fund accounts in all Praxis Genesis Portfolios, regardless of a Fund’s minimum investment amount. The fee will be waived for Praxis Genesis Portfolios, regardless of the account balance, in the following circumstances:

•	You register for online access by visiting www.praxismutualfunds.com and elect to receive statements, reports, and other materials electronically, so long as that election remains in effect;
•	Accounts that are set up with an active monthly automatic investment plan, so long as that plan remains in effect;
•	Accounts held in 403(b), SIMPLE IRA and SEP-IRA plans that have had a transaction within the 12 months prior to the annual fee being charged.

The fee, which will be collected by redeeming fund shares in the amount of $25, will be deducted from a fund account in July each year and is used to contractually reduce the fee paid by the Trust to the Transfer Agent for its services.

Shares held through an omnibus account or wrap-fee program for which a Fund has waived investment minimums, and accounts held through financial intermediaries are not subject to this requirement.

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Account Inactivity

It is important that the Funds maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Funds. Based upon statutory requirements for returned mail, the Funds will attempt to locate the investor or rightful owner of the account. If the Funds are unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with the statutory requirements. The investor’s last known address of record determines which state has jurisdiction.

Market Timing and Excessive Trading

Market timing may interfere with the management of a Fund’s portfolio and result in increased costs. The Funds do not accommodate market timers. On behalf of the Funds, the Board of Trustees has adopted policies and procedures to discourage short term trading or to compensate the Funds for costs associated with it. If the Funds believe, in their sole discretion, that an investor is engaged in excessive short-term trading or is otherwise engaged in market timing activity, the Funds may, with or without prior notice to the investor, reject further purchase orders from that investor, and the Funds disclaim responsibility for any consequent losses that the investor may incur. The Funds’ response to any particular market timing activity will depend on the facts and circumstances of each case, such as the extent and duration of the market timing activity and the investor’s trading history in the Funds.

Redemption Fee

The Fund will charge a redemption fee of 2 percent of the total redemption amount if you sell or exchange your shares after holding them for less than 30 days subject to certain exceptions and limitations described below. The fee will be limited to the extent that any shares that are not subject to the fee (e.g., shares acquired via a dividend reinvestment) are sold or exchanged first. The redemption fee is paid directly to the Fund and is intended to encourage long-term investment in the Funds, to avoid transaction and other expenses caused by early redemptions and to facilitate portfolio management. The longest-held shares in your account will be exchanged or redeemed first.

This fee does not apply to:

•	Minimum required distributions from retirement plan accounts for shareholders 70 1/2 and older. The maximum amount subject to this waiver is based only upon the shareholder’s Praxis retirement accounts.
•	The return of an excess contribution or deferral amount from a retirement plan.
•	Redemption for the reallocation of purchases received under a systematic investment plan for rebalancing purposes.
•	Redemption by a discretionary platform for mutual fund wrap programs for rebalancing purposes.
•	Shares acquired via dividend reinvestment.
•	Shares held in most qualified retirement plans that are established as omnibus accounts or managed by a third-party administrator.
•	Shares transferred from one retirement plan to another in the same Fund.
•	Shares sold through a systematic withdrawal plan or non-discretionary rebalancing programs.
•	Redemptions requested within 30 days following the death or disability of the shareholder.
•	Certain omnibus accounts where it is impractical to impose the fee.

Restriction and Rejection of Purchase or Exchange Orders

The Funds reserve the right to restrict or reject, for any reason, without any prior notice, any purchase or exchange order. The Funds reserve the right to delay, for up to one business day, the processing of exchange requests in the event that, in a Fund’s judgment, such delay would be in the Fund’s best interest, in which case, both the redemption and purchase will be processed at the conclusion of the delay period.

The Funds’ policy imposing redemption fees applies uniformly to all investors. In accordance with Rule 22c-2 under the 1940 Act, the Funds have entered into information sharing agreements with financial intermediaries that are authorized to submit orders in nominee name on behalf of other parties. Under these agreements, a financial intermediary is obligated to: (1) adopt and enforce during the term of the agreement, a market-timing policy, the terms of which are acceptable to the Funds; (2) furnish the Funds, upon their request, with information regarding customer trading activities in shares of any of the Funds; and (3) enforce its market-timing policy with respect to customers identified by the Funds as having engaged in market timing. When information regarding transactions in the any of the Funds’ shares is requested by the Funds and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of any of the Funds on behalf of other persons.

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Important Notice to Financial Intermediaries

The Funds require that you identify yourself if you are a financial intermediary that establishes omnibus accounts in the Funds for your customers. If you do not identify yourself and a Fund determines that you are a financial intermediary, the Fund has the right to refuse future purchases from you and will apply its Market Timing Policy to your account(s) or may close your account immediately and send you the proceeds computed at the current NAV.

Risks Presented by Excessive Trading Practices

Parties engaged in market timing may use many techniques to seek to avoid detection. Despite the efforts of the Funds and their agents to prevent market timing, there is no guarantee that the Funds will be able to prevent all such practices. For example, the Funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always reasonably detect market timing that may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors. Omnibus account arrangements typically aggregate the share ownership positions of multiple shareholders and often result in the Funds being unable to monitor the purchase, exchange and redemption activity of a particular shareholder. To the extent that the Funds and their agents are unable to curtail excessive trading practices in a Fund, those practices may interfere with the efficient management of the Fund’s investment portfolio, and may, for example, cause the Fund to maintain a higher cash balance than it otherwise would have maintained or to experience higher portfolio turnover than it otherwise would have experienced. This could hinder performance and lead to increased brokerage and administration costs. Those increased costs would be borne by Fund shareholders.

For a Fund that invests significantly in foreign securities traded on markets that may close prior to when the Fund determines its NAV, excessive trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Each Fund has procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what it determines to be the fair value of those securities at the time when the Fund determines its NAV, which are intended to mitigate this risk. To the extent that a Fund invests in securities that may trade infrequently, such as securities of smaller companies, it may be susceptible to market timing by investors who seek to exploit perceived price inefficiencies in the Fund's investments. This is commonly referred to as price arbitrage. In addition, the market for securities of smaller companies may at times show market momentum, in which positive or negative performance may continue for a period of time for reasons unrelated to the fundamentals of the issuer. Certain investors may seek to capture this momentum by trading frequently in the Fund's shares. Because securities of smaller companies may be less liquid than securities of larger companies, the Fund may be unable to purchase or sell investments at favorable prices in response to cash inflows or outflows caused by timing activity.

Distribution Arrangements/Sales Charges

This section describes the sales charges and fees you will pay as an investor in the Praxis Class A shares and ways to qualify for reduced sales charges. This prospectus, which includes sales load breakpoint information, is available on the Funds' website at www.praxismutualfunds.com. In addition, a description of such sales load breakpoints and ways to qualify for reduced sales charges is provided on the website.

Sales Charge (Load)	Front-end sales charge; reduced sales charges available. (1)
Distribution and Service (12b-1) Fee	Subject to annual distribution and shareholder servicing fees of up to 0.50% of each Fund’s total assets. (2)

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(1) You may incur a CDSC on shares redeemed within two years of a purchase of $1 million or more.

(2) The Trustees have authorized the Funds to charge no more than 0.25 percent as a 12b-1 fee.

Calculation of Sales Charges

Fund Shares are sold at their public offering price. This price includes the initial sales charge. Therefore, part of the money you invest will be used to pay the sales charge. The remainder is invested in Fund shares. The sales charge decreases with larger purchases. There is no sales charge on reinvested dividends and distributions.

The current sales charge rates for each of the Funds are as follows:

For the Intermediate Income Fund

Your Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Net Investment	Dealer Allowance as a % of Offering Price
Less than $50,000	3.75%	3.90%	3.50%
$50,000 but less than $100,000	3.25%	3.36%	3.00%
$100,000 but less than $250,000	2.75%	2.83%	2.50%
$250,000 but less than $500,000	2.00%	2.04%	1.75%
$500,000 but less than $1,000,000	1.00%	1.01%	0.75%
$1,000,000 and above (1)	0.00%	0.00%	0.00%

For the Core Stock Fund, the International Index Fund, the Value Index Fund, the Growth Index Fund, the Small Cap Fund, the Conservative Portfolio, the Balanced Portfolio, and the Growth Portfolio

Your Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Net Investment	Dealer Allowance as a % of Offering Price
Less than $50,000	5.25%	5.54%	4.75%
$50,000 but less than $100,000	4.00%	4.17%	3.50%
$100,000 but less than $250,000	3.00%	3.09%	2.50%
$250,000 but less than $500,000	2.00%	2.04%	1.50%
$500,000 but less than $1,000,000	1.50%	1.52%	1.00%
$1,000,000 and above (1)	0.00%	0.00%	0.00%

(1)	There is no initial sales charge on purchases of $1 million or more. However, a CDSC of up to 1 percent of the purchase price will be charged to the shareholder if shares are redeemed in the first year after purchase, or up to 0.50 percent if redeemed in the second year after purchase. This charge will be based on the lower of your cost for the shares or their NAV at the time of redemption. There will be no CDSC on reinvested distributions.

Sales Charge Reductions

Reduced sales charges are available to shareholders with investments of $50,000 or more. Your investment in the Money Market Account, however, is excluded from the investment required to qualify for a reduced sales charge. In addition, you may qualify for reduced sales charges under the following circumstances:

•	Letter of Intent. You inform the Funds in writing that you intend to purchase enough shares of any class over a 13-month period to qualify for a reduced sales charge. You must include a minimum of 5 percent of the total amount you intend to purchase with your letter of intent, not including appreciation, dividends and capital gains.

•	Rights of Accumulation. When the value of shares of any class you already own plus the amount you invest reaches the amount needed to qualify for reduced sales charges, your added investment will qualify for the reduced sales charge.

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•	Combination Privilege. Combine accounts of multiple Funds or accounts of immediate family household members at the same address (spouse and children under 21) to achieve reduced sales charges. Shareholders must instruct the Fund in writing to have the household accounts combined in order to qualify for the Combination Privilege.

To obtain such discounts, it is necessary at the time of purchase for a shareholder to inform the Fund or Financial Intermediary of the existence of other accounts in which there are holdings eligible to be aggregated to meet these sales load breakpoints.

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Sales Charge Waivers

The following qualify for waivers of front-end sales charges:

1.	Following the death or disability of a Shareholder. A Shareholder will be treated as disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or to be of long-continued and indefinite duration. The Shareholder must furnish proof of disability to the Trust. (CDSC Waiver);

2.	To the extent that the redemption represents a minimum required distribution from an Individual Retirement Account or other retirement plan to a Shareholder who has attained the age of 70 1/2 (CDSC Waiver);

3.	For accounts owned by Trustees of the Funds, officers, directors, employees and retired employees of the Adviser or any Sub-Adviser and the Adviser’s or any Sub-Adviser’s affiliates, and spouses and children under the age of 21 of each of the foregoing;

4.	For accounts owned by employees (and their spouses and children under the age of 21, and their employed staff) of financial institutions having agreements with the Funds;

5.	For accounts owned by employees (and their spouses and children under the age of 21, and their employed staff) of any broker-dealer with whom the Distributor enters into a dealer agreement to sell Shares of the Funds;

6.	To the extent that the redemption is involuntary (CDSC Waiver);

7.	For accounts owned by all Everence Capital Management, Mennonite Foundation and Everence Trust Company investment advisory accounts and other affiliates of the Adviser;

8.	For investment advisers or financial planners who place trades for their own accounts or the accounts of their clients, and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent: such accounts include retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401, 403(b) or 457 of the Internal Revenue Code and “rabbi trusts”;

9.	Provided that the Shareholder withdraws no more than 12 percent of the account value annually using the Auto Withdrawal Plan feature, subject to the limitation set forth under “Auto Withdrawal Plan”, above (CDSC Waiver);

10.	For accounts owned by employees of firms that have entered into an agreement to offer the Funds as part of their retirement or deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401, 403(b) or 457 of the Internal Revenue Code administered by third-party plan administrators on behalf of plan participants; and

11.	For investment of proceeds from redemptions from another mutual fund complex within 90 days after redemption, provided you had paid a front-end sales charge when acquiring those shares.

For items 1 and 2 above, shareholders must notify the Trust either directly or through their broker-dealers, at the time of purchase or redemption, that they are entitled to a waiver of the sales charge or CDSC. For Items 3, 4, 5, 7, 8, 10 and 11 above, shareholders must notify the Trust directly, AT THE TIME OF PURCHASE, that they are entitled to a waiver of the sales charge or CDSC. The waiver will be granted subject to confirmation of the investor’s situation. For Item 8 above, sales load waivers do not apply to any fees imposed on redemptions or exchanges. Please see the sections entitled “General policies on selling shares” and “Market timing and excessive trading” for more information.

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The Distributor and the Adviser, at their expense and from their legitimate profits, may provide compensation to dealers in connection with sales of Shares of a Fund. Shares sold subject to the waiver of the sales charges are not eligible for the payment of such compensation.

The Distributor may provide additional compensation to securities dealers in an amount up to 0.75 percent of the offering price of shares, as applicable, of the Funds for individual sales of $1 million to $5 million and 0.50 percent of the offering price of shares, as applicable, for individual sales over $5 million.

The Adviser and/or its affiliates may pay out of their own assets and legitimate profits compensation to broker-dealers and other persons for the sale and distribution and/or for the servicing of shares of the Funds. This compensation consists of payments over and above the sales charges (and any applicable Rule 12b-1 fees) and service fees paid by the Funds. This compensation may be made to supplement commissions re-allowed to dealers, and may take the form of incentives for health benefits and deferred compensation. To earn incentives, the Adviser may combine Fund sales with sales of other products offered by the Adviser and/or its affiliates, including insurance products. In addition, the Adviser may make payments, in the form of intra-company payments, out of its own assets and legitimate profits and at no additional costs to the Funds or shareholders, to its affiliates in consideration of the assets invested in the Funds through that affiliate or ongoing shareholder services provided by that affiliate to shareholders.

The Adviser may also pay additional concessions, including de minimis non-cash promotional incentives, such as de minimis merchandise or trips, to broker/dealers employing registered representatives who have sold or are expected to sell a minimum dollar amount of shares of the Fund.

Reinstatement Privilege

You may, within 90 days of redemption, reinvest all or part of your sale proceeds by sending a written request and a check to the Fund. If the redemption proceeds were from the sale of your shares, you can reinvest into shares of any Praxis Fund Class A at the NAV. Reinvestment will be at the NAV next calculated after the Fund receives your request.

Distribution and Service (12b-1) Fees

Class A Shares incur 12b-1 fees. 12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Funds’ shares and/or for providing shareholder services. 12b-1 fees are paid from Fund assets on an on-going basis, and will increase the cost of your investment. See “Fees and expenses” tables for the Funds for additional information.

The Rule 12b-1 Plan authorizes Class A shares to pay a 12b-1 fee of up to 0.50 percent of the average daily net assets of the applicable Fund, although the Board of Trustees has currently authorized payments not to exceed 0.25 percent. The Distributor may use up to 0.25 percent of the 12b-1 fee for shareholder servicing and up to 0.25 percent for distribution.

Long-term shareholders may pay indirectly more than the equivalent of the maximum permitted front-end sales charge due to the recurring nature of 12b-1 distribution and service fees.

Exchanging Your Shares

Instructions for Exchanging Shares

You can exchange your shares in one Fund for the same class shares of another Fund, including the Everence Money Market Account (for more information regarding the Everence Money Market Account see section entitled “Automatic Investment Plan”), usually without paying additional sales charges (see “Notes” below). Additionally, you can exchange your Class A shares of a particular fund for Class I shares of the same fund at relative net asset value, subject to the requirement as to minimum amount. These exchanges are not subject to a redemption fee. Please see the section entitled “General policies on selling shares” and the heading regarding “Fee for short-term redemptions or exchanges”.

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You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable. Exchanges may be made by sending a written request to Praxis Mutual Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701, or by calling (800) 977-2947.

Please provide the following information:

•	Your name and telephone number

•	The exact name on your account, the Fund number and the account number

•	Taxpayer identification number (usually your Social Security number)

•	Dollar value or number of shares to be exchanged

•	The name of the Fund from which the exchange is to be made, the Fund number, and the account number

•	The name of the Fund and the Fund number into which the exchange is being made. If this is an existing account, please provide the account number.

See “Selling your Shares” for important information about telephone transactions.

Notes on Exchanges

The registration and tax identification numbers of the two accounts must be identical.

The Exchange Privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60-day notice to shareholders.

If you enter the Praxis Family of Funds via the Everence money market and subsequently exchange to any Class A Fund, we will assess the sales charge that applies to the Fund.

Be sure to read carefully the prospectus of any Fund into which you wish to exchange shares.

Electronic Delivery of Prospectuses and Shareholder Reports

You may request electronic delivery of Fund prospectuses and annual and semi-annual reports by calling the Funds at (800) 977-2947 or enrolling online at www.praxismutualfunds.com.

Combined General Mailings (Householding)

Multiple accounts held directly with Praxis that have the same social security number will receive one mailing per household of information such as prospectuses, semi-annual and annual reports. Call Praxis at (800) 977-2947 to request further grouping of accounts to receive fewer mailings, or to request that each account still receive a separate mailing.

Directed Dividends

A shareholder with an account having a current market value of at least $5,000 may elect to have all income dividends and capital gains distributions from a Fund reinvested in one of the other Funds (provided the other Fund is maintained at its minimum required balance). The entire directed dividend (100 percent) must be reinvested into the other Fund if this option is chosen. This option is available only to the same shareholder involving Funds with the same shareholder registration.

The Directed Dividend Option may be modified or terminated by the Funds at any time after notice to the participating shareholders. Participation in the Directed Dividend Option may be terminated or changed by the shareholder at any time by writing the Funds.

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Automatic Voluntary Charitable Contributions to the Mennonite Foundation

The Mennonite Foundation, an affiliate of Everence, was organized as a not-for-profit, public foundation in 1952 and received 501(c)(3) tax status in 1953. The Foundation’s primary purposes are to facilitate the missions of church institutions through a wide range of planned giving and asset management services, and to provide stewardship education seminars in church and other settings.

In keeping with the stewardship investing objectives of the Funds, Fund shareholders may elect to make automatic, voluntary contributions of all or a percentage of their income dividends and/or capital gains to the Foundation. In order to make such an election, shareholders must elect to receive income dividends and/or capital gain distributions in cash. Shareholders may indicate their desire to contribute by completing the appropriate section of the account application regarding dividend elections. In order to qualify for the automatic charitable contributions plan, shareholders are required to maintain a minimum balance of $10,000 in the account from which voluntary contributions are made.

The Foundation will manage contributions received from shareholders in the Foundation’s “Donor Advised Fund”, under current operating procedures. A shareholder may advise the Foundation, with respect to their contributions, as to the identity of desired charitable distributees and the possible timing and amounts of distributions. The Donor Advised Fund has a minimum distribution amount of $100. The Foundation retains legal and equitable control of the Donor Advised Fund and follows a published list of guidelines when determining whether to make a distribution. Shareholders with an account balance under $10,000 may also participate in The Mennonite Foundation Donor Advised Fund by making contributions directly to the Foundation.

In 2011, the Foundation disbursed approximately $33 million to church and charitable organizations. Contributions to the Foundation are charitable contributions and, subject to tax law limitations, are tax deductible on the itemized tax return of the contributor. Shareholders who contribute to the Foundation will receive an annual report of Foundation activities during the year.

The directors of the Foundation serve in a voluntary capacity and are not paid directly or indirectly for their service to the Foundation, except for expenses associated with directors’ meetings. The Foundation and the Adviser have certain officers in common. In addition, certain officers of the Foundation also serve on the Board of Directors for the Adviser.

You may obtain additional information, including the operating procedures of the Charitable Gift Fund, by writing to The Mennonite Foundation, 1110 N. Main Street, P.O. Box 483, Goshen, Indiana, 46528.

Charitable Gift Option

The charitable gift option allows certain shareholders of the Funds to designate all or any portion of their accounts to automatically be transferred to a church or charitable organization at the death of the shareholder. To participate in the charitable gift option, shareholders should call (800) 977-2947 for more information and to receive the necessary enrollment forms. For a shareholder to change the charitable gift option instructions or to discontinue the feature, a written request must be sent to the Funds. It shall be the responsibility of the shareholder to ascertain the tax-exempt qualification of a receiving organization. Neither the Funds, nor the Adviser, nor the Distributor will verify the qualifications of any receiving organizations or issue any charitable receipts. An investor should consult with his or her own tax counsel and estate planner as to the availability and tax and probate consequences of this feature of the Funds under applicable state or federal law.

Dividends, Distributions and Taxes

Any income a Fund receives is paid out, less expenses, in the form of dividends to its shareholders. Income dividends on the Core Stock Fund, International Index Fund, the Value Index Fund, the Growth Index Fund and the Small Cap Fund are usually paid annually. Income dividends on the Intermediate Income Fund are usually paid monthly. To the extent the Praxis Genesis Portfolios invest in the Intermediate Income Fund and receive dividends, they will be paid monthly. Capital gains, if any, for all Funds are distributed at least annually.

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Dividends and other distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.

An exchange of shares is considered a sale, and gains from any sale or exchange may be subject to applicable taxes.

Dividends generally are taxable as ordinary income. Distributions designated by a Fund as long-term capital gain distributions will be taxable to you at your long-term capital gains rate, regardless of how long you have held your Fund shares.

If you are an individual investor, a portion of the dividends you receive from a Fund may be treated as “qualified dividend income” which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Fund distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in many cases, distributions from non-U.S. corporations.

If a portion of a Fund’s income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the dividends-received deduction for corporate shareholders.

A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.

In certain years, you may be able to claim a credit or deduction for your share of foreign taxes paid by the International Index Fund.

You will be notified in January each year about the federal tax status of distributions made by the Fund. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

Foreign shareholders may be subject to special withholding requirements. There is a penalty on certain pre-retirement distributions from retirement accounts.

This tax discussion is meant only as a general summary. Because each investor's tax situation is unique, you should consult your tax adviser about the particular consequences to you of investing in the Funds.

Fund Management

The Investment Adviser

Everence Capital Management, Inc. (“the Adviser”), 1110 North Main Street, Goshen, Indiana 46528, is the investment adviser for the Funds. The Adviser, which is a separate corporate entity owned by Everence Holdings, Inc., is a registered investment adviser with the SEC. As of December 31, 2011, the Adviser had over $736 million in assets under management, primarily through management of the Praxis Mutual Funds, large accounts for individuals and institutions, and $725 million, excluding the Praxis Mutual Fund assets managed by the Adviser.

The Adviser has retained Davis Selected Advisers, L.P. (“Davis”) as investment sub-adviser to the Core Stock Fund, Luther King Capital Management Corporation (“Luther King”) as investment sub-adviser to the Small Cap Fund and Aperio Group LLC (“Aperio”) as the investment sub-adviser to the International Index Fund (each of Davis, Luther King and Aperio may be referred to as a “Sub-Adviser” and, together, the “Sub-Advisers”). The main offices of Davis are located at 2429 East Elvira Road, Suite 101, Tucson, Arizona 85756 and 609 Fifth Avenue, 11th Floor, New York, NY 10017. As of December 31, 2011, Davis had over $55.2 billion in assets under management, comprised primarily of large cap equities, multi cap equities, REIT, financial stocks, and convertible securities. Davis offers services in separate accounts, mutual funds (both retail and institutional classes), off-shore mutual funds (Luxembourg-based SICAVs), wrap accounts and through sub-advisory relationships. The main offices of Luther King are located at 301 Commerce Street, Suite 1600, Fort Worth, Texas 76102. As of December 31, 2011, Luther King had over $8.7 billion in assets under management. Aperio, which is located at Three Harbor Drive, Suite 315, Sausalito, CA 94965, has a team of investment professionals specializing in international investment management and, as of December 31, 2011 had approximately $2 billion in assets under management.

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Praxis Mutual Funds

The Adviser makes the day-to-day investment decisions for the Intermediate Income Fund, the Value Index Fund and the Growth Index Fund, and oversees the Sub-Advisers’ investments for the Core Stock Fund, the Small Cap Fund and the International Index Fund. In addition, the Adviser continuously reviews, supervises and administers each Fund’s investment program, and is responsible for directing the “stewardship investing” aspects of each Fund’s program. For these advisory services, the Funds paid the following fees during the fiscal year ended December 31, 2011:

Percentage of average net assets as of 12/31/11*
Intermediate Income Fund	0.40%
Core Stock Fund	0.74%
International Index Fund	0.60%
Value Index Fund	0.30%
Growth Index Fund	0.30%
Small Cap Fund	0.85%

* The Adviser waived a portion of its fees for the fiscal year ended December 31, 2011. Contractual fees (as a percentage of average daily net assets) were 0.40 percent, 0.74 percent, 0.90 percent, 0.60 percent, 0.30 percent, 0.30 percent and 0.85 percent for the Intermediate Income Fund, the Core Stock Fund, the International Index Fund, the Value Index Fund, the Growth Index Fund and the Small Cap Fund respectively. The Fund has agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to the expense limitation agreement, provided that such repayment does not cause the Total Annual Fund Operating Expenses of the Fund to exceed the limits noted above in the “Fees and Expenses” section for each of the Funds. Pursuant to that agreement, during the fiscal year ended December 31, 2011, $0 was repaid to the Adviser. During the fiscal year ended December 31, 2011, the Adviser waived or reimbursed $83,384, $27,509, $30,195 and $24,721 in respect to the Intermediate Income Fund, International Index Fund, Growth Index Fund and the Small Cap Fund. The agreement will remain in effect through April 30, 2013.

Praxis Genesis Portfolios

The Adviser makes the day-to-day asset allocation and investment decisions for the Genesis Portfolios. In addition, the Adviser continuously reviews, supervises and administers each Portfolio’s investment program, and is responsible for directing the stewardship investing aspects of each Portfolio’s program. For these advisory services, the Genesis Portfolios will pay the following fees during the current fiscal year:

Percentage of average net assets as of 12/31/11*
Conservative Portfolio	0.05%
Balanced Portfolio	0.05%
Growth Portfolio	0.05%

In addition to these fees, the Adviser receives advisory fees for managing the underlying Praxis Funds, a portion of which are paid indirectly by the Genesis Portfolios.

A discussion regarding the basis for the Board of Trustees approving the Investment Advisory Agreement between the Funds and the Adviser and the Sub-Investment Advisory Agreements between the Adviser and each Sub-Adviser is available in the Funds’ annual report to shareholders for the period ending December 31, 2011.

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* The Adviser waived a portion of its fees for the fiscal year ended December 31, 2011. Contractual fees (as a percentage of average daily net assets) were .05 percent for the Conservative Portfolio, Balanced Portfolio and Growth Portfolio. The Fund has agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to the expense limitation agreement, provided that such repayment does not cause the Total Annual Fund Operating Expenses of the Fund to exceed the limits noted above in the “Fees and Expenses” section for each of the Funds. Pursuant to that agreement, during the fiscal year ended December 31, 2011, $0 was repaid to the Adviser. During the fiscal year ended December 31, 2011, the Adviser waived or reimbursed $22,806, $37,883 and $83,266 in respect to the Conservative Portfolio, Balanced Portfolio and Growth Portfolio. The agreement will remain in effect through April 30, 2013.

Portfolio Managers

The following individuals serve as portfolio managers for the Funds and are primarily responsible for the day-to-day management of the Funds' portfolios:

Intermediate Income Fund

Benjamin Bailey, CFA®

•	Benjamin Bailey joined Everence in 2000. He was named co-portfolio manager of the Intermediate Income Fund in March 2005 and, prior to that time, served as assistant portfolio manager for the Fund since 2002. He began his investment career at Everence working as an investment services support assistant and then as a fixed income research analyst. Benjamin received his bachelor’s degree in business-economics from Huntington College (Ind.) in 2000. He is a CFA® charterholder.

Delmar King

•	Delmar King has managed the Intermediate Income Fund since its inception. He began his investment career with Everence in 1973. He received a BA in Economics from Goshen College and received a Master’s Degree in Business Administration from Indiana University in 1971.

Core Stock Fund

Christopher C. Davis

•	Christopher C. Davis has served as a Portfolio Manager of the Core Stock Fund since January 2, 2006. Mr. Davis joined Davis as an Assistant Portfolio Manager and Research Analyst in 1989, and has served as a portfolio manager of equity funds managed by Davis since 1991. Mr. Davis received a master’s degree in Philosophy from the University of St. Andrews (Scotland) in 1987.

Kenneth Charles Feinberg

•	Kenneth Charles Feinberg has served as a Portfolio Manager of the Core Stock Fund since January 2, 2006, and also manages other equity funds advised by Davis. Mr. Feinberg started with Davis as a Research Analyst in December 1994. He received a bachelor’s degree in psychology from Johns Hopkins University (Baltimore, Md.) in 1979, and an MBA in finance from Columbia University School of Business (New York, N.Y.) in 1985.

International Index Fund

Patrick Geddes

•	Patrick Geddes has been Aperio's chief investment officer and director of quantitative Research since 1999. Prior to joining Aperio, Patrick was the chief financial officer of Morningstar, Inc. Patrick received his MBA with Honors, from the University of Chicago, and has taught numerous courses in graduate-level finance at the University of California Berkeley Extension.

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Ran Leshem

•	Ran Leshem was named head of portfolio management and operations of Aperio in 2009. He joined Aperio in 2006 as an assistant portfolio manager and became a portfolio manager in 2008. Prior to joining Aperio, Ran was manager of operating strategy at the GAP, Inc. He has extensive expertise in applying quantitative techniques and information technology to operational problems. Ran received a Bachelor’s degree in Mathematics from the University of Waterloo, Canada, where he received the Hewlett Packard Award for academic excellence, and his MBA from University of California, Berkeley.

Value Index Fund

Chad Horning, CFA®

•	Chad Horning has been the manager of the Value Index Fund since its inception. He was co-portfolio manager of the Core Stock Fund from 2000 to 2005. He began at Everence as an equity analyst in 1999. Prior to joining Everence, he was an economic analyst for Devtech Systems, an international development consulting firm in Washington, DC. Chad is a 1991 graduate in economics from Goshen (Ind.) College and earned his master’s degree in economics from the University of Maryland in 1996. He received his Chartered Financial Analyst® (CFA®) designation in 2001.

Growth Index Fund

Chad Horning, CFA®

•	Chad Horning has been the manager of the Growth Index Fund since its inception. He was co-portfolio manager of the Core Stock Fund from 2000 to 2005. He began at Everence as an equity analyst in 1999. Prior to joining Everence, he was an economic analyst for Devtech Systems, an international development consulting firm in Washington, D.C. Chad is a 1991 graduate in economics from Goshen (Ind.) College and earned his master’s degree in economics from the University of Maryland in 1996. He received his Chartered Financial Analyst® (CFA®) designation in 2001.

Small Cap Fund

J. Luther King, Jr., CFA®

•	J. Luther King, Jr. is a principal and the founder of Luther King Capital Management Corporation. He has been managing investment portfolios since 1963 and is co-manager of the Small Cap Fund. Prior to establishing Luther King, he was a senior investment officer for Shareholders Management Company (now AIG) and a director of Lionel D. Edie & Company (now part of J.P. Morgan Chase & Co.). He received his bachelor’s degree and MBA from Texas Christian University (Fort Worth, Texas). He is a CFA® charterholder.

Steven R. Purvis, CFA®

•	Steven R. Purvis is a principal of Luther King Capital Management Corporation and a portfolio manager with 20 years of experience. After joining Luther King in 1996 as an equity analyst, he became the Director of Research and is co-manager of the Small Cap Fund. Prior to joining Luther King, Steve was an analyst with Waddell & Reed, Inc. and Roulston Research Corporation. He received his bachelor’s degree from the University of Missouri, Columbia and his MBA from the University of Missouri, Kansas City. He is a CFA® charterholder

Conservative Portfolio, Balanced Portfolio and Growth Portfolio

Chad Horning, CFA®

•	Chad Horning has been the manager of each of the Portfolios since their inception. He was co-portfolio manager of the Core Stock Fund from 2000 to 2005. He began at Everence as an equity analyst in 1999. Prior to joining Everence, he was an economic analyst for Devtech Systems, an international development consulting firm in Washington, D.C. Chad is a 1991 graduate in economics from Goshen (Ind.) College and earned his master’s degree in economics from the University of Maryland in 1996. He received his Chartered Financial Analyst® (CFA®) designation in 2001.

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The SAI has more detailed information about Everence, Davis, Luther King, Aperio and other service providers, as well as additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the applicable Fund.

THE DISTRIBUTOR AND ADMINISTRATOR

BHIL Distributors, Inc. (“BHIL”), 4041 N. High Street, Suite 402, Columbus, OH 43214, is the Funds’ distributor. JPMorgan Chase Bank, N.A. (“JPMorgan”), 70 Fargo Street, Suite 3 East, Boston, MA 02210 is the Funds’ administrator.

CAPITAL STRUCTURE

Praxis Mutual Funds was organized as a Delaware business trust on September 30, 1993, and overall responsibility for the management of the Funds is vested in the Board of Trustees. Shareholders will each be liable for all obligations of a Fund in which they hold shares. However, the risk of a shareholder incurring financial loss on account of liability is limited to circumstances in which both inadequate insurance exists and a Fund itself is unable to meet its obligations. Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for any fractional shares held and will vote in the aggregate and not by series except as otherwise expressly required by law.

80

FINANCIAL HIGHLIGHTS

INTRODUCTION

The financial highlights tables are intended to help you understand each Fund's financial performance for the past five years (or shorter periods, as applicable). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned on an investment in a Fund assuming the reinvestment of all dividends and distributions. This information has been derived from financial statements audited by Ernst & Young LLP. The report of Ernst & Young LLP, along with each Fund's financial statements, are included in the annual report of the Funds, which is available upon request.

81

Financial Highlights

For a share outstanding throughout the year indicated.

Praxis Intermediate Income Fund - Class A

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009 (a)	Year Ended December 31, 2008	Year Ended December 31, 2007
Net asset value at beginning of period	$10.43	$10.20	$9.62	$9.78	$9.66
Income (loss) from investment operations:
Net investment income	0.34	0.37	0.43	0.45	0.41
Net realized and unrealized gains (losses) on investments	0.32	0.27	0.56	(0.16)	0.15
Total from investment operations	0.66	0.64	0.99	0.29	0.56
Less distributions:
Dividends from net investment income	(0.35)	(0.37)	(0.41)	(0.45)	(0.44)
Distributions from net realized gains	(0.11)	(0.04)	—	—	—
Total distributions	(0.46)	(0.41)	(0.41)	(0.45)	(0.44)
Paid-in capital from redemption fees (b)	—	—	—	—	—
Net asset value at end of period	$10.63	$10.43	$10.20	$9.62	$9.78
Total return (excludes sales charge)	6.43%	6.26%	10.49%	3.09%	5.91%
Net assets at end of period (000s)	$72,106	$67,259	$74,965	$49,693	$48,951
Ratio of net expenses to average net assets	0.96%	0.98%	0.92%	0.88%	0.88%
Ratio of net investment income to average net assets	3.19%	3.49%	4.22%	4.49%	4.23%
Ratio of gross expenses to average net assets*	1.08%	1.16%	1.27%	1.21%	1.27%
Portfolio turnover rate	36.12%	26.75%	28.56%	25.46%	29.22%

Praxis Intermediate Income Fund - Class I

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Net asset value at beginning of period	$10.39	$10.17	$9.61	$9.77	$9.65
Income (loss) from investment operations:
Net investment income	0.38	0.40	0.45	0.47	0.43
Net realized and unrealized gains (losses)on investments	0.33	0.27	0.57	(0.16)	0.15
Total from investment operations	0.71	0.67	1.02	0.31	0.58
Less distributions:
Dividends from net investment income	(0.39)	(0.41)	(0.46)	(0.47)	(0.46)
Distributions from net realized gains	(0.11)	(0.04)	—	—	—
Total distributions	(0.50)	(0.45)	(0.46)	(0.47)	(0.46)
Paid-in capital from redemption fees	—	—	—	— (b)	—
Net asset value at end of period	$10.60	$10.39	$10.17	$9.61	$9.77
Total return (excludes sales charge)	6.98%	6.60%	10.79%	5.21%	6.18%
Net assets at end of period (000s)	$234,612	$229,140	$176,005	$153,332	$212,097
Ratio of net expenses to average net assets	0.57%	0.58%	0.67%	0.63%	0.63%
Ratio of net investment income to average net assets	3.59%	3.86%	4.51%	4.73%	4.48%
Ratio of gross expenses to average net assets*	0.57%	0.58%	0.72%	0.64%	0.77%
Portfolio turnover rate	36.12%	26.75%	28.56%	25.46%	29.22%

*	During the period, certain expenses were reduced by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	On August 17, 2009, Class B shares were exchanged for Class A shares.
(b)	Amount is less than $0.005 per share.

82

Financial Highlights, continued

For a share outstanding throughout the year indicated.

Praxis Core Stock Fund - Class A

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009 (a)	Year Ended December 31, 2008	Year Ended December 31, 2007
Net asset value at beginning of period	$12.60	$11.30	$8.79	$14.87	$15.40
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.07)	0.01	0.05	0.13
Net realized and unrealized gains (losses) on investments	(0.48)	1.37	2.54	(6.08)	(0.24)
Total from investment operations	(0.49)	1.30	2.55	(6.03)	(0.11)
Less distributions:
Dividends from net investment income	—	—	(0.04)	(0.05)	(0.14)
Distributions from net realized gains	—	—	—	—	(0.28)
Total distributions	—	—	(0.04)	(0.05)	(0.42)
Paid-in capital from redemption fees (b)	—	—	—	—	—
Net asset value at end of period	$12.11	$12.60	$11.30	$8.79	$14.87
Total return (excludes sales charge)	(3.89)%	11.50%	29.00%	(40.64)%	(0.68)%
Net assets at end of period (000s)	$48,109	$65,185	$93,120	$55,151	$99,838
Ratio of net expenses to average net assets	1.61%	1.74%	1.44%	1.31%	1.45%
Ratio of net investment income (loss) to average net assets	0.15%	(0.16)%	0.15%	0.42%	0.81%
Ratio of gross expenses to average net assets*	1.61%	1.74%	1.69%	1.56%	1.70%
Portfolio turnover rate	14.83%	7.43%	12.64%	29.73%	12.17%

Praxis Core Stock Fund - Class I

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Net asset value at beginning of period	$12.67	$11.37	$8.84	$14.94	$15.45
Income (loss) from investment operations:
Net investment income	0.11	0.08	0.06	0.09	0.20
Net realized and unrealized gains (losses) on investments	(0.51)	1.33	2.53	(6.11)	(0.24)
Total from investment operations	(0.40)	1.41	2.59	(6.02)	(0.04)
Less distributions:
Dividends from net investment income	(0.06)	(0.11)	(0.06)	(0.08)	(0.19)
Distributions from net realized gains	—	—	—	—	(0.28)
Total distributions	(0.06)	(0.11)	(0.06)	(0.08)	(0.47)
Paid-in capital from redemption fees	—	—	—	— (b)	—
Net asset value at end of period	$12.21	$12.67	$11.37	$8.84	$14.94
Total return (excludes sales charge)	(3.18)%	12.38%	29.35%	(40.43)%	(0.26)%
Net assets at end of period (000s)	$94,794	$107,192	$101,777	$90,820	$159,737
Ratio of net expenses to average net assets	0.91%	0.94%	1.08%	1.01%	1.05%
Ratio of net investment income to average net assets	0.85%	0.66%	0.57%	0.72%	1.20%
Portfolio turnover rate	14.83%	7.43%	12.64%	29.73%	12.17%

*	During the period, certain expenses were reduced by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	On August 17, 2009, Class B shares were exchanged for Class A shares.
(b)	Amount is less than $0.005 per share.

83

Financial Highlights, continued

For a share outstanding throughout the period indicated.

Praxis International Index Fund - Class A

Year Ended December 31, 2011(a)
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment income	0.03
Net realized and unrealized gains (losses) on investments	(1.68)
Total from investment operations	(1.65)
Less distributions:
Dividends from net investment income	(0.10)
Total distributions	(0.10)
Paid-in capital from redemption fees (b)	—
Net asset value at end of period	$8.25
Total return (excludes sales charge)	(16.54)%
Net assets at end of period (000s)	$2,363
Ratio of net expenses to average net assets	1.73%
Ratio of net investment income to average net assets	0.89%
Ratio of gross expenses to average net assets*	4.87%
Portfolio turnover rate	2.44%

Praxis International Index Fund - Class I

Year Ended December 31, 2011(a)
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment income	0.12
Net realized and unrealized gains (losses) on investments	(1.73)
Total from investment operations	(1.61)
Less distributions:
Dividends from net investment income	(0.12)
Total distributions	(0.12)
Net asset value at end of period	$8.27
Total return (excludes sales charge)	(16.05)%
Net assets at end of period (000s)	$64,580
Ratio of net expenses to average net assets	0.86%
Ratio of net investment income to average net assets	2.25%
Portfolio turnover rate	2.44%

*	During the period, certain expenses were reduced by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	The Fund commenced operations of December 31, 2010, and commenced public offering and investment operations on January 3, 2011.
(b)	Amount is less than $0.005 per share.

84

Financial Highlights, continued

For a share outstanding throughout the period indicated.

Praxis Value Index Fund - Class A

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009(a)	Year Ended December 31, 2008	Year Ended December 31, 2007
Net asset value at beginning of period	$7.95	$7.09	$5.80	$10.12	$11.43
Income (loss) from investment operations:
Net investment income	0.12	0.14	0.10	0.18	0.17
Net realized and unrealized gains (losses) on investments	(0.40)	0.81	1.21	(4.21)	(0.93)
Total from investment operations	(0.28)	0.95	1.31	(4.03)	(0.76)
Less distributions:
Dividends from net investment income	(0.10)	(0.09)	(0.02)	(0.18)	(0.20)
Distributions from net realized gains	—	—	—	(0.11)	(0.35)
Total distributions	(0.10)	(0.09)	(0.02)	(0.29)	(0.55)
Paid-in capital from redemption fees (b)	—	—	—	—	—
Net asset value at end of period	$7.57	$7.95	$7.09	$5.80	$10.12
Total return (excludes sales charge)	(3.58)%	13.40%	22.64%	(40.15)%	(6.66)%
Net assets at end of period (000s)	$20,776	$24,341	$30,983	$20,019	$28,209
Ratio of net expenses to average net assets	1.32%	1.38%	1.01%	0.97%	0.90%
Ratio of net investment income to average net assets	1.19%	1.15%	1.96%	2.35%	1.87%
Ratio of gross expenses to average net assets*	1.32%	1.38%	1.33%	1.27%	1.18%
Portfolio turnover rate	29.11%	24.12%	25.72%	20.66%	33.34%

Praxis Value Index Fund - Class I

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Net asset value at beginning of period	$7.91	$7.05	$5.77	$10.07	$11.38
Income (loss) from investment operations:
Net investment income	0.15	0.17	0.14	0.20	0.24
Net realized and unrealized gains (losses) on investments	(0.37)	0.85	1.18	(4.19)	(0.97)
Total from investment operations	(0.22)	1.02	1.32	(3.99)	(0.73)
Less distributions:
Dividends from net investment income	(0.17)	(0.16)	(0.04)	(0.20)	(0.23)
Distributions from net realized gains	—	—	—	(0.11)	(0.35)
Total distributions	(0.17)	(0.16)	(0.04)	(0.31)	(0.58)
Net asset value at end of period	$7.52	$7.91	$7.05	$5.77	$10.07
Total return (excludes sales charge)	(2.80)%	14.53%	22.82%	(39.94)%	(6.46)%
Net assets at end of period (000s)	$32,070	$31,865	$30,900	$24,893	$29,843
Ratio of net expenses to average net assets	0.49%	0.50%	0.73%	0.64%	0.65%
Ratio of net investment income to average net assets	2.03%	2.06%	2.28%	2.71%	2.12%
Ratio of gross expenses to average net assets*	0.49%	0.50%	0.73%	0.64%	0.68%
Portfolio turnover rate	29.11%	24.12%	25.72%	20.66%	33.34%

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.
(a)	On August 17, 2009, Class B shares were exchanged for Class A shares.
(b)	Amount is less than $0.005 per share.

85

Financial Highlights, continued

For a share outstanding throughout the period indicated.

Praxis Growth Index Fund - Class A

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009(a)	Year Ended December 31, 2008	Period Ended December 31, 2007(e)
Net asset value at beginning of period	$9.86	$8.71	$6.50	$10.40	$10.00
Income (loss) from investment operations:
Net investment income	0.01	0.01	0.03	0.01	0.02
Net realized and unrealized gains (losses) on investments	0.10	1.14	2.20	(3.89)	0.38
Total from investment operations	0.11	1.15	2.23	(3.88)	0.40
Less distributions:
Dividends from net investment income	(0.01)	—	(0.02)	(0.02)	—
Distributions from net realized gains	—	—	—	—	—	(b)
Total distributions	(0.01)	—	(0.02)	(0.02)	—	(b)
Paid-in capital from redemption fees	— (b)	— (b)	—	— (b)	—	(b)
Net asset value at end of period	$9.96	$9.86	$8.71	$6.50	$10.40
Total return (excludes sales charge)	1.12%	13.20%	34.38%	(37.34)%	4.03	%(c)
Net assets at end of period (000s)	$3,363	$2,911	$4,714	$2,504	$2,232
Ratio of net expenses to average net assets	1.10%	1.10%	0.93%	0.94%	1.16	%(d)
Ratio of net investment income to average net assets	0.14%	0.13%	0.42%	0.19%	0.68	%(d)
Ratio of gross expenses to average net assets*	2.01%	2.68%	1.54%	1.51%	3.65	%(d)
Portfolio turnover rate	21.18%	28.55%	30.99%	28.40%	36.64	%(c)

Praxis Growth Index Fund - Class I

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Period Ended December 31, 2007(e)
Net asset value at beginning of period	$9.86	$8.72	$6.51	$10.41	$10.00
Income (loss) from investment operations:
Net investment income	0.07	0.05	0.04	0.04	—	(b)
Net realized and unrealized gains (losses) on investments	0.10	1.15	2.20	(3.90)	0.42
Total from investment operations	0.17	1.20	2.24	(3.86)	0.42
Less distributions:
Dividends from net investment income	(0.07)	(0.06)	(0.03)	(0.04)	(0.01)
Distributions from net realized gains	—	—	—	—	—	(b)
Total distributions	(0.07)	(0.06)	(0.03)	(0.04)	(0.01)
Net asset value at end of period	$9.96	$9.86	$8.72	$6.51	$10.41
Total return (excludes sales charge)	1.73%	13.74%	34.46%	(37.09)%	4.18	%(c)
Net assets at end of period (000s)	$33,843	$29,401	$16,570	$12,388	$24,203
Ratio of net expenses to average net assets	0.50%	0.58%	0.81%	0.65%	0.82	%(d)
Ratio of net investment income to average net assets	0.75%	0.70%	0.54%	0.45%	0.34	%(d)
Ratio of gross expenses to average net assets*	0.50%	0.58%	0.87%	0.73%	2.41	%(d)
Portfolio turnover rate	21.18%	28.55%	30.99%	28.40%	36.64	%(c)

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.
(a)	On August 17, 2009, Class B shares were exchanged for Class A shares.
(b)	Amount is less than $0.005 per share.
(c)	Not annualized.
(d)	Annualized.
(e)	For the period May 1, 2007 (commencement of operations) through December 31, 2007.

86

Financial Highlights, continued

For a share outstanding throughout the period indicated.

Praxis Small Cap Fund - Class A

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009(a)	Year Ended December 31, 2008	Period Ended December 31, 2007(e)
Net asset value at beginning of period	$9.95	$7.55	$5.82	$9.50	$10.00
Loss from investment operations:
Net investment income (loss)	(0.09)	(0.11)	(0.04)	(0.03)	—	(b)
Net realized and unrealized gains (losses) on investments	0.64	2.51	1.77	(3.65)	(0.50)
Total from investment operations	0.55	2.40	1.73	(3.68)	(0.50)
Paid-in capital from redemption fees	0.01	— (b)	— (b)	— (b)	—	(b)
Net asset value at end of period	$10.51	$9.95	$7.55	$5.82	$9.50
Total return (excludes sales charge)	5.63%	31.79%	29.73%	(38.74)%	(5.00	)%(c)
Net assets at end of period (000s)	$5,541	$3,341	$4,227	$2,307	$1,398
Ratio of net expenses to average net assets	1.71%	1.69%	1.49%	1.46%	1.65	%(d)
Ratio of net investment loss to average net assets	(1.09)%	(1.08)%	(0.80)%	(0.52)%	(0.04	)%(d)
Ratio of gross expenses to average net assets*	2.17%	2.79%	2.34%	2.20%	3.78	%(d)
Portfolio turnover rate	67.48%	84.26%	60.33%	64.37%	30.37	%(c)

Praxis Small Cap Fund - Class I

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Period Ended December 31, 2007(e)
Net asset value at beginning of period	$10.06	$7.59	$5.84	$9.50	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.04)	(0.04)	(0.02)	0.01
Net realized and unrealized gains (losses) on investments	0.64	2.51	1.79	(3.64)	(0.50)
Total from investment operations	0.61	2.47	1.75	(3.66)	(0.49)
Less distributions:
Dividends from net investment income	—	—	—	—	(0.01)
Total distributions	—	—	—	—	(0.01)
Net asset value at end of period	$10.67	$10.06	$7.59	$5.84	$9.50
Total return (excludes sales charge)	6.06%	32.54%	29.97%	(38.53)%	(4.91	)%(c)
Net assets at end of period (000s)	$61,130	$25,584	$18,300	$15,392	$15,406
Ratio of net expenses to average net assets	1.04%	1.08%	1.36%	1.22%	1.35	%(d)
Ratio of net investment income (loss) to average net assets	(0.44)%	(0.46)%	(0.66)%	(0.29)%	0.47	%(d)
Ratio of gross expenses to average net assets*	1.04%	1.08%	1.53%	1.27%	2.18	%(d)
Portfolio turnover rate	67.48%	84.26%	60.33%	64.37%	30.37	%(c)

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.
(a)	On August 17, 2009, Class B shares were exchanged for Class A shares.
(b)	Amount is less than $0.005 per share.
(c)	Not annualized.
(d)	Annualized.
(e)	For the period May 1, 2007 (commencement of operations) through December 31, 2007.

87

Financial Highlights, continued

For a share outstanding throughout the period indicated

Praxis Genesis Conservative Portfolio - Class A

	Year Ended December 31, 2011	Year Ended December 31, 2010(a)
Net asset value at beginning of period	$10.55	$10.00
Income from investment operations:
Net investment income	0.24	0.25
Net realized and unrealized gains on investments	0.06	0.55
Total from investment operations	0.30	0.80
Less distributions:
Dividends from net investment income	(0.29)	(0.25)
Distributions from net realized gains	(0.06)	—
Total distributions	(0.35)	(0.25)
Paid-in capital from redemption fees (b)	—	—
Net asset value at end of period	$10.50	$10.55
Total return (excludes sales charge)	2.88%	8.22%
Net assets at end of period (000s)	$14,018	$12,695
Ratio of net expenses to average net assets (c)	0.61%	0.65%
Ratio of net investment income to average net assets (c)	2.31%	2.60%
Ratio of gross expenses to average net assets (c)*	0.78%	0.97%
Portfolio turnover rate	15.03%	10.08%

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.
(a)	For the period December 31, 2009 (commencement of operations) through December 31, 2010.
(b)	Amount rounds to less than $0.005 per share.
(c)	The ratios presented only reflect the direct income and expenses for the Fund, not the underlying funds in which they invest.

88

Financial Highlights, continued

For a share outstanding throughout the period indicated.

Praxis Genesis Balanced Portfolio - Class A

	Year Ended December 31, 2011	Year Ended December 31, 2010(a)
Net asset value at beginning of period	$10.91	$10.00
Income (loss) from investment operations:
Net investment income	0.15	0.16
Net realized and unrealized losses on investments	(0.17)	0.91
Total from investment operations	(0.02)	1.07
Less distributions:
Dividends from net investment income	(0.18)	(0.16)
Distributions from net realized gains	(0.09)	—
Total distributions	(0.27)	(0.16)
Paid-in capital from redemption fees (b)	—	—
Net asset value at end of period	$10.62	$10.91
Total return (excludes sales charge)	(0.21)%	10.88%
Net assets at end of period (000s)	$37,770	$34,182
Ratio of net expenses to average net assets (c)	0.61%	0.64%
Ratio of net investment income to average net assets (c)	1.39%	1.80%
Ratio of gross expenses to average net assets (c)*	0.71%	0.90%
Portfolio turnover rate	15.11%	7.84%

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.
(a)	For the period December 31, 2009 (commencement of operations) through December 31, 2010.
(b)	Amount rounds to less than $0.005 per share.
(c)	The ratios presented only reflect the direct income and expenses for the Fund, not the underlying funds in which they invest.

89

Financial Highlights, continued

For a share outstanding throughout the period indicated.

Praxis Genesis Growth Portfolio - Class A

	Year Ended December 31, 2011	Year Ended December 31, 2010(a)
Net asset value at beginning of period	$11.15	$10.00
Income (loss) from investment operations:
Net investment income	0.08	0.10
Net realized and unrealized losses on investments	(0.33)	1.15
Total from investment operations	(0.25)	1.25
Less distributions:
Dividends from net investment income	(0.10)	(0.10)
Distributions from net realized gains	(0.12)	—
Total distributions	(0.22)	(0.10)
Paid-in capital from redemption fees (b)	—	—
Net asset value at end of period	$10.68	$11.15
Total return (excludes sales charge)	(2.24)%	12.65%
Net assets at end of period (000s)	$29,882	$26,673
Ratio of net expenses to average net assets (c)	0.61%	0.64%
Ratio of net investment income to average net assets (c)	0.79%	1.33%
Ratio of gross expenses to average net assets (c)*	0.89%	1.15%
Portfolio turnover rate	15.54%	7.54%

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.
(a)	For the period December 31, 2009 (commencement of operations) through December 31, 2010.
(b)	Amount rounds to less than $0.005 per share.
(c)	The ratios presented only reflect the direct income and expenses for the Fund, not the underlying funds in which they invest.

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For more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports:

The Funds’ annual and semi-annual reports to shareholders contain additional information on each Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

You can get free copies of Annual Reports, Semi-Annual Reports and the SAI, or request other information and discuss your questions about the funds, by contacting the broker that sells the Funds, or by contacting the Funds at:

Praxis Mutual Funds

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

Telephone: 1-800-977-2947

Internet: http://www.praxismutualfunds.com(1)

You can review and get copies of the Funds’ reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

•	For a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-1520 or calling (202) 551-8090, or by electronic request, by e-mailing the SEC at the following address: publicinfo@sec.gov.

•	Free on the EDGAR Database on the Commission's Web site at http://www.sec.gov.

(1) The Funds’ site is not a part of this prospectus.

Investment Company Act file no. 811-08056

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Dated April 30, 2012 for:

Praxis Intermediate Income Fund Class A (MIIAX) and Class I (MIIIX)
Praxis Core Stock Fund Class A (MMPAX) and Class I (MMCSX)
Praxis International Index Fund Class A (MPLAX) and Class I (MPLIX)

Praxis Value Index Fund Class A (MVIAX) and Class I (MVIIX)

Praxis Growth Index Fund Class A (MGNDX) and Class I (MMDEX)

Praxis Small Cap Fund Class A (MMSCX) and Class I (MMSIX)

Praxis Genesis Conservative Portfolio Class A (MCONX)

Praxis Genesis Balanced Portfolio Class A (MBAPX)

Praxis Genesis Growth Portfolio Class A (MGAFX)

Each an Investment Portfolio of the

Praxis Mutual Funds

Statement of Additional Information

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the most current prospectus for the Praxis Intermediate Income Fund, the Praxis Core Stock Fund, Praxis International Index Fund, Praxis Value Index Fund, Praxis Growth Index Fund, Praxis Small Cap Fund, Praxis Genesis Conservative Portfolio, the Praxis Genesis Balanced Portfolio and Praxis Genesis Growth Portfolio, each dated April 30, 2012, as amended from time to time, (individually or collectively as the “Prospectus”). The Praxis Intermediate Income Fund, Praxis Core Stock Fund, Praxis International Index Fund, Praxis Value Index Fund, Praxis Growth Index Fund, Praxis Small Cap Fund, Praxis Conservative Portfolio, Praxis Balanced Portfolio and Praxis Growth Portfolio are hereinafter referred to individually as a “Fund” or the “Intermediate Income Fund,” “Core Stock Fund,” “International Index Fund,” “Value Index Fund,” “Growth Index Fund,” “Small Cap Fund,” “Genesis Conservative Portfolio,” “Genesis Balanced Portfolio,” and “Genesis Growth Portfolio,” respectively, and are hereinafter referred to collectively as the “Funds.” The Funds are separate investment portfolios of Praxis Mutual Funds (the “Company”), an open-end management investment company that currently consists of 10 separate investment portfolios. This SAI is incorporated in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing the Funds c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, or by telephoning toll free (800) 977-2947.

STATEMENT OF ADDITIONAL INFORMATION

PRAXIS MUTUAL FUNDS

The Praxis Mutual Funds (the “Company”) is an open-end management investment company which currently offers 9 separate investment portfolios (the “Funds”). Each Fund is a diversified portfolio of the Company. Much of the information contained in this SAI expands upon subjects discussed in the Prospectus of the Funds. Capitalized terms not defined herein are defined in the Prospectus. No investment in Shares of a Fund should be made without first reading the Prospectus.

INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS

Additional Information on Portfolio Instruments

The following policies supplement the investment objectives, policies and risk factors of the Funds, except the Genesis Conservative Portfolio, the Genesis Balanced Portfolio and the Genesis Growth Portfolio (the “Genesis Portfolios”), as set forth in the Prospectus. Each of these policies will be applied subject to the social responsibility criteria set forth in the Prospectus. Information about the investments of the Genesis Portfolios is in the section, “Investments by the Genesis Portfolios.”

Bank Obligations. The Funds may invest in bank obligations such as bankers’ acceptances, certificates of deposit and time deposits.

Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers’ acceptances invested in by the Funds will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit and time deposits will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of investment the depository institution has capital, surplus and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (“FDIC”).

Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

The Funds may purchase commercial paper consisting of issues rated at the time of purchase “A-2” or better by S&P, “Prime-2” or better by Moody’s or such issues with comparable ratings by other nationally recognized statistical rating organizations (“NRSROs”). The Funds may also invest in commercial paper that is not rated but is determined by the Adviser under guidelines established by the Company’s Board of Trustees, to be of comparable quality.

Variable Amount Master Demand Notes. Variable amount master demand notes, in which the Funds may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there may be no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. The Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand.

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Variable and Floating Rate Notes. The Funds may acquire variable and floating rate notes, subject to each Fund’s investment objective, policies and restrictions. A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by a Fund will be determined by the Adviser under guidelines approved by the Company’s Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund’s investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note were to default on its payment obligations, and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

Government Related Securities. The Funds may invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government (“Government Related Securities”).Certain Government Related Securities are backed by the full faith and credit of the U.S. Government, such as securities issued by the Government National Mortgage Association (“GNMA”). Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal Home Loan Mortgage Corporation (“FHLMC”), Tennessee Valley Authority and Student Loan Marketing Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

Foreign Investments. Each of the Funds may, subject to its investment objectives and policies, invest in certain obligations or securities of foreign issuers. Permissible investments include, but are not limited to, Eurobonds, which are U.S. dollar denominated debt securities issued by corporations located in Europe, Eurodollar Certificates of Deposit, which are U.S. dollar denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States (primarily Europe), Yankee Certificates of Deposit which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits, which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits, which are U.S. dollar denominated certificates of deposit issued by Canadian offices of major Canadian Banks. Investments in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including sponsored and unsponsored American Depositary Receipts (“ADRs”) and European Depositary Receipts (“EDRs”), and securities purchased on foreign securities exchanges, may subject the Funds to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers or in U.S. securities markets. Such risks include future adverse political and economic developments, possible seizure, currency blockage, nationalization or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source and the adoption of other foreign governmental restrictions. Additional risks include currency exchange risks, less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and, therefore, many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and brokerage costs may be higher. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

2

Forward Foreign Currency Exchange Contracts. The Funds may engage in foreign currency exchange transactions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (“Term”) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

The Funds will not enter into such forward contracts or maintain a net exposure in such contracts where a Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund’s securities or other assets denominated in that currency. Each Fund’s custodian bank segregates cash or liquid high grade debt securities in an amount not less than the value of the Fund’s total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign security. If the value of the securities segregated declines, additional cash or securities are added so that the segregated amount is not less than the amount of the Fund’s commitments with respect to such contracts.

Foreign Currency Options. The Funds may engage in foreign currency options. A foreign currency option provides a Fund, as the option buyer, with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options any time prior to expiration.

A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect a Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if a Fund has entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, such Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

3

Options Trading. Options trading is a specialized activity that entails greater than ordinary investment risks. Regardless of how much the market price of the underlying security or index increases or decreases, the option buyer’s risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities, and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities. A listed call option gives the purchaser of the option the right to buy from a clearing corporation, and a writer has the obligation to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a stock or bond index provides the holder with the right to make or receive a cash settlement upon the exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

A Fund’s obligation to sell a security subject to a covered call option written by it may be terminated prior to the expiration date of the option by the execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered call option writer, unable to effect a closing purchase transaction, would not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. A Fund will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.

When a Fund writes a covered call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of the deferred credit is subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. Any gain on a covered call option may be offset by a decline in the market price of the underlying security during the option period. If a covered call option is exercised, the Fund may deliver the underlying security held by it or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund will realize a gain or loss. Premiums from expired options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

4

As noted previously, there are several risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

Futures Contracts. The Funds are operated pursuant to an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act, as amended (the “CEA”), and, therefore, are not subject to registration or regulation as a commodity pool or commodity pool operator under the CEA. As discussed in the Prospectus, the Funds may invest in futures contracts and options thereon (stock or bond index futures contracts or interest rate futures or options) to hedge or manage risks associated with a Fund’s securities investments. Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it would be disadvantageous to do so. In addition, a Fund might be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to hedge or manage risks effectively.

Successful use of futures by a Fund is also subject to the Adviser’s ability to predict movements correctly in the direction of the market. There is an imperfect correlation between movements in the price of the future and movements in the price of the securities that are the subject of the hedge. In addition, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond the limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which, at times, could make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Swap Agreements. The Funds may enter into interest rate swaps, swaps on specific securities, currency swaps and other types of swap agreements such as caps, collars, floors, and credit derivatives and options thereon. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a “notional principal amount,” in return for payments equal to a fixed rate multiplied by the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

5

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

The Funds may enter into event linked swaps, including credit default swaps. The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on specific names or a basket of names. The transactions are documented through swap documents. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of credit protection receives a premium and agrees to assume the credit risk of an issuer upon the occurrence of certain events.

Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agreed to exchange floating rate payments for fixed rate payments, the swap agreement would tend to decrease the Fund’s exposure to rising interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield.

The Funds usually enter into interest rate swaps on a net basis. The net amount of the excess, if any, of a Fund’s obligations over its entitlement with respect to each interest rate swap will be covered by an amount consisting of designated liquid assets having an aggregate net asset value at least equal to the accrued excess. If a Fund enters into a swap on other than a net basis, the Fund will designate the full amount of the Fund’s obligations under each such swap. The Fund may enter into swaps, caps, collars and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange (the “NYSE”) or other entities determined by the Adviser to be creditworthy. If a default occurs by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund’s rights as a creditor.

The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become increasingly liquid. Caps, collars and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that a Fund will be able to enter into interest rate swaps or to purchase interest rate caps, collars or floors at prices or on terms the Adviser believes are advantageous to such Fund. In addition, although the terms of interest rate swaps, caps, collars and floors may provide for termination, there can be no assurance that a Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps, collars or floors that it has purchased. Interest rate swaps, caps, collars and floors are considered by the Securities and Exchange Commission (the “SEC”) to be illiquid and, together with other investments in a Fund that are not readily marketable, will not exceed 15 percent of the Fund’s total assets.

The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of a Fund’s portfolio securities and depends on the Adviser’s ability to predict correctly the direction and degree of movements in interest rates. Although the Funds believe that use of the hedging and risk management techniques described above will benefit the Funds, if the Adviser’s judgment about the direction or extent of the movement in interest rates is incorrect, a Fund’s overall performance would be worse than if it had not entered into any such transactions. For example, if a Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, such Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparties under the swap agreement or would have paid the purchase price of the interest rate floor.

6

Asset Swaps. The Funds will be permitted to purchase asset swaps where the underlying issue would otherwise be eligible for purchase by the Fund. An asset swap is a structure in which a security, for example a convertible bond, which has various components, is divided into those components which are sold to different investors. With a convertible bond asset swap, the equity component of the bond is separated from the fixed income component through the use of a swap. The result of the transaction for the purchaser of the fixed income component is that it obtains exposure to the issuer which is similar to the exposure it would have received had it purchased a traditional fixed income instrument of the issuer. Counterparty risk is the primary risk of asset swaps.

When-lssued Securities. As discussed in the Prospectus, each of the Funds may purchase securities on a when-issued basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase securities on a when-issued basis, cash or liquid portfolio securities equal to the amount of the commitment will be segregated. Normally, portfolio securities will be set aside to satisfy the purchase commitment, and, in such a case, the Fund may be required subsequently to set aside additional assets in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, the Fund’s liquidity and the ability of the Adviser to manage it might be affected in the event its commitments to purchase when-issued securities ever exceeded 25 percent of the value of its assets.

When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Funds will engage in when-issued delivery transactions only for the purpose of acquiring portfolio securities consistent with the Funds’ investment objectives and policies, not for investment leverage.

Mortgage-Related Securities. The Intermediate Income Fund may, consistent with its investment objective and policies, invest in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Such Fund may, in addition, invest in mortgage-related securities issued by nongovernmental entities; provided, however, that, to the extent that the Fund purchases mortgage-related securities from such issuers which may, solely for purposes of Section 12 of the Investment Company Act of 1940, as amended (the “1940 Act”), be deemed to be investment companies, the Fund’s investment in such securities will be subject to the limitations on investments in investment company securities set forth below under “Investment Restrictions”. Mortgage-related securities, for purposes of the Prospectus and this SAI, represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the GNMA, and government-related organizations, such as the Federal National Mortgage Association and the FHLMC, as well as by nongovernmental issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

7

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by the GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”), which are guaranteed as to the timely payment of principal and interest by GNMA, and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”), which are solely the obligations of the FNMA, and are not backed by or entitled to the full faith and credit of the United States. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to the timely payment of principal and interest by FNMA. Mortgage-related securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “Pcs”). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FFILMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

The Intermediate Income Fund may invest in mortgage-related securities that are collateralized mortgage obligations (“CMOs”) structured on pools of mortgage pass-through certificates or mortgage loans. The CMOs in which the Intermediate Income Fund may invest represent securities issued by a private corporation or a U.S. Government instrumentality that are backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer’s obligations to make interest and principal payments are secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of a CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of a CMO held by the Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security.

Certain debt securities such as, but not limited to, mortgage-backed securities, CMOs, asset-backed securities, and securitized loan receivables, as well as securities subject to prepayment of principal prior to the stated maturity date, are expected to be repaid prior to their stated maturity dates.  As a result, the effective maturity of these securities is expected to be shorter than the stated maturity.  For purposes of compliance with stated maturity policies and calculation of a Fund’s weighted average maturity, the effective maturity of such securities will be used.

Zero Coupon Obligations. The Intermediate Income Fund may invest in zero coupon obligations, provided that, immediately after any purchase, not more than 5 percent of the value of the net assets of the Fund is invested in such obligations. Unlike securities with coupons attached, which generate periodic interest payments to the holder, zero-coupon obligations pay no cash income until the date of maturity. They are purchased at a substantial discount from their value at their maturity date. This discount is amortized over the life of the security. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Since this difference is known at the time of purchase, the return on zero-coupon obligations held to maturity is predictable. Since there are no periodic interest payments made to the holder of a zero-coupon obligation, when interest rates rise, the value of such an obligation will fall more dramatically than that of a bond paying out interest on a current basis. When interest rates fall, however, zero-coupon obligations rise more rapidly in value because the obligations have locked in a specific rate of return that becomes more attractive the further interest rates fall.

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Guaranteed Investment Contracts. The Intermediate Income Fund may invest in guaranteed investment contracts (“GICs”) issued by insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to the deposit fund on a monthly basis guaranteed interest which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The Intermediate Income Fund will only purchase a GIC when the Adviser has determined, under guidelines established by the Company’s Board of Trustees, that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments that are rated high quality by an NRSRO having the characteristics described above. Because the Fund may not receive the principal amount of a GIC from the insurance company on seven days’ notice or less, the GIC is considered an illiquid investment, and, together with other instruments in the Fund that are not readily marketable, will not exceed 15 percent of the Fund’s total assets. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

Income Participation Loans. The Intermediate Income Fund may acquire participation interests in privately negotiated loans to borrowers. Frequently, such loans have variable interest rates and may be backed by a bank letter of credit; in other cases they may be unsecured. Such transactions may provide an opportunity to achieve higher yields than those that may be available from other securities offered and sold to the general public.

Privately arranged loans, however, will generally not be rated by a credit rating agency and will normally be liquid, if at all, only through a provision requiring repayment following demand by the lender. Such loans made by the Intermediate Income Fund may have a demand provision permitting the Fund to require repayment within seven days. Participation in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are not readily marketable, they will be subject to the Fund’s 15 percent limitation on investments in illiquid securities. Recovery of an investment in any such loan that is illiquid and payable on demand will depend on the ability of the borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless the Adviser determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Board of Trustees will establish procedures to monitor the credit standing of each such borrower, including its ability to honor contractual payment obligations.

The Intermediate Income Fund will purchase income participation loans only if such instruments are, in the opinion of the Adviser, of comparable quality to securities rated within the four highest rating groups assigned by NRSROs.

Rights and Warrants . The Core Stock Fund, Value Index Fund, Growth Index Fund and Small Cap Fund may participate in rights offerings and purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ or warrants’ expiration. Also, the purchase of rights or warrants involves the risk that the effective price paid for the right or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

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Medium-Grade Debt Securities. As stated in the Prospectus for the Funds, each Fund may invest in debt securities within the fourth highest rating group assigned by a NRSRO or, if unrated, securities determined by the Adviser to be of comparable quality (“Medium-Grade Securities”).

As with other fixed-income securities, Medium-Grade Securities are subject to credit risk and market risk. Market risk relates to changes in a security’s value as a result of changes in interest rates. Credit risk relates to the ability of the issuer to make payments of principal and interest. Medium-Grade Securities are considered to have speculative characteristics.

Medium-Grade Securities are generally subject to greater credit risk than comparable higher-rated securities, because issuers are more vulnerable to economic downturns, higher interest rates or adverse issuer-specific developments. In addition, the prices of Medium-Grade Securities are generally subject to greater market risk and, therefore, react more sharply to changes in interest rates. The value and liquidity of Medium-Grade Securities may be diminished by adverse publicity and investor perceptions.

Because certain Medium-Grade Securities are traded only in markets where the number of potential purchasers and sellers, if any, is limited, the ability of the Funds to sell such securities at their fair value either to meet redemption requests or to respond to changes in the financial markets may be limited.

Particular types of Medium-Grade Securities may present special concerns. The prices of payment-in-kind or zero-coupon securities may react more strongly to changes in interest rates than the prices of other Medium-Grade Securities. Some Medium-Grade Securities in which the Funds may invest may be subject to redemption or call provisions that may limit increases in market value that might otherwise result from lower interest rates while increasing the risk that the Funds may be required to reinvest redemption or call proceeds during a period of relatively low interest rates.

The credit ratings issued by NRSROs are subject to various limitations. For example, while such ratings evaluate credit risk, they ordinarily do not evaluate the market risk of Medium-Grade Securities. In certain circumstances, the ratings may not reflect in a timely fashion adverse developments affecting an issuer. For these reasons, the Adviser conducts its own independent credit analysis of Medium-Grade Securities.

Lower Rated Debt Securities. The Intermediate Income Fund may invest in debt securities rated within the six highest categories assigned by a NRSRO or, if unrated, securities determined by the Adviser to be of comparable quality (“Lower Rated Securities”). Lower Rated Securities involve special risks as they may be considered to have some speculative characteristics. These securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Lower Rated Securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. lf the issuer of a Lower Rated Security defaults, the Fund may incur additional expenses to seek recovery. The secondary markets on which Lower Rated Securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price of such securities and the Fund’s ability to sell securities at prices approximating the values the Fund had placed on such securities. The Fund will limit its investments in Lower Rated Securities to no more than 10 percent of total assets.

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Restricted Securities. Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”) allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A provides a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Adviser believes that the market for certain restricted securities such as institutional commercial paper may expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD.

The Adviser monitors the liquidity of restricted securities in the Funds’ portfolios under the supervision of the Board of Trustees. In reaching liquidity decisions, the Adviser may consider the following factors, although such factors may not necessarily be determinative: (1) the unregistered nature of a security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (4) the trading markets for the security; (5) dealer undertakings to make a market in the security; and (6) the nature of the security and the nature of the marketplace trades (including the time needed to dispose of the security, methods of soliciting offers, and mechanics of transfer).

Securities of Other Investment Companies. To the extent permitted by the 1940 Act and the SEC, each Fund may invest in securities issued by other funds, including those advised by the Adviser. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5 percent of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10 percent of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3 percent of the outstanding voting stock of any one investment company will be owned by either of the Funds. As a shareholder of another investment company, a Fund would generally bear, along with other shareholders, its pro rata portion of that company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose distribution or other charges in connection with the purchase or redemption of their shares and other types of charges. Such charges will be payable by the Funds and, therefore, will be borne directly by Shareholders.

Repurchase Agreements . Securities held by each Fund may be subject to repurchase agreements. As discussed in the Prospectus, each Fund may borrow funds for temporary purposes by entering into repurchase agreements in accordance with that Fund’s investment restrictions. Under the terms of a repurchase agreement, the Fund would acquire securities from member banks of the FDIC and registered broker-dealers that the Adviser deems creditworthy under guidelines approved by the Company’s Board of Trustees, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement would be required to maintain continually the value of collateral held pursuant to the agreement at an amount equal to 102 percent of the repurchase price marked to market daily (including accrued interest). The securities held subject to repurchase agreements may bear maturities exceeding the maximum maturity specified for a Fund, provided each repurchase agreement matures in one year or less. If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending legal action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Board of Trustees of the Company believes that, under the regular procedures normally in effect for custody of a Fund’s securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Company if presented with the question. Securities subject to repurchase agreements will be held by the Custodian or another qualified custodian. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

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Reverse Repurchase Agreements. As discussed in the Prospectus, each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with that Fund’s investment restrictions. Pursuant to a reverse repurchase agreement, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. Each Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as Government Related Securities or other liquid, high grade debt securities consistent with the Fund’s investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

Securities Lending. In order to generate additional income, each Fund may, from time to time, subject to its investment objective and policies, lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities pursuant to agreements requiring that the loans be secured by collateral equal in value to 102 percent of the value of the securities loaned. Collateral for loans of portfolio securities must consist of: (1) cash in U.S. dollars; (2) obligations issued or guaranteed by the U.S. Treasury or by any agency or instrumentality of the U.S. Government; or (3) irrevocable, non-transferable, stand-by letters of credit issued by banks domiciled or doing business within the U.S. and meeting certain credit requirements at the time of issuance. This collateral will be valued daily by the Adviser. Should the market value of the loaned securities increase, the borrower is required to furnish additional collateral to that Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest received on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. While the lending of securities may subject a Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower were to default or enter into bankruptcy, each Fund will have the contract right to retain the collateral described above. A Fund will enter into loan agreements only with broker-dealers, banks, or other institutions that the Adviser has determined are creditworthy under guidelines established by the Company’s Board of Trustees.

Community Development Investing. As set forth in the Prospectus, the Board of Trustees of the Funds has approved the investment of up to 3 percent of each Fund’s assets in community development investments, and, in connection with this, the Funds have received exemptive relief from the SEC that permits certain of these investments to be made through the purchase of variable rate notes issued by an affiliate of the Adviser, Everence Community Investments, Inc. (“ECI”). ECI is a not-for-profit corporation that was organized specifically to promote community development investing, and it seeks to fund its efforts in this area primarily through the sale to investors of interests in certain investment pools that it has established (the “ECI-Notes”).

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The ECI program is operated in accordance with a statement of policy (the “ECI Statement of Policy”), which is designed to assure that each community development investment will be evaluated against a consistent set of financial criteria. The ECI-Notes would likely be rated at all times at less than investment grade if they were rated by independent rating organizations and are treated by the Funds as illiquid because there is not expected to be any active secondary market for their purchase. The Funds’ investments in the ECI-Notes are managed by the Adviser.

Objectives — Through ECI and other aspects of its community development investment program, the Adviser is committed to the creative use of market tools as a means to make a direct financial impact on disadvantaged individuals and their communities and, specifically, to assist them in utilizing existing resources of ability and human potential to create long-term sustainability and self-sufficiency. It is a principle of the ECI Statement of Policy that each community development investment will be made in a manner that is consistent with providing the highest possible degree of security within the asset class. In the context of community development investing, this means that ECI will evaluate the financial position and the managerial capability of those community development organizations to whom loans are made to assure that each will be capable of meeting the agreed upon repayment schedules. Still, it is important to know that the ECI-Notes are expected to provide a lower financial return and higher risks than otherwise available to investors from alternative securities, such as U.S. Treasury instruments with similar maturities.

Types of Investments — Under the ECI Statement of Policy, community development investments may be made by ECI in a variety of ways, including through the making of loans, the purchase of debt securities and provision of collateral support and credit enhancements. Certain general criteria that will also be taken into consideration in the selecting of community development investments include: (i) the borrowing organization’s nonprofit status and focus on community development projects; (ii) the organization’s history of conducting itself and its programs in a manner consistent with ECI and the understandings of the Mennonite faith tradition; and (iii) a preference for investment opportunities that benefit Mennonite communities or support efforts of significant concern and interest to the organization’s primary Mennonite constituency. All investments made by ECI must be denominated in U.S. dollars and are expected to be made for terms of between one and five years.

Factors Relevant to the Analysis of Community Development Investments - The ECI Statement of Policy provides that analysis of prospective community development investments will be focused on both financial and social objectives. From a financial perspective, community development investment opportunities are carefully evaluated in accordance with more traditional investment criteria. For example, prospective investments are analyzed in an effort to ascertain: (i) the risk potential and financial stability of the borrowing organization; (ii) the expertise, experience and stability of management; (iii) the existence and viability of market or business plans; (iv) cash flow, debt-equity ratios, existing collateral (or equity) stakes and other financial indicators; and (v) depth of financial reporting and responsiveness to reporting requests. Also potentially relevant in the analysis is the extent to which the borrowing organization’s sources of support may be diversified (or concentrated) as a result of the investment under consideration. Subject to the criteria above, the rate of return available in connection with a community development investment that may be under consideration by ECI will also be a factor in the selection process. In addition to comparing the rate of return with prevailing interest rates in the marketplace as a whole and anticipated interest rate trends, other factors will be relevant in evaluating the rate of return available in connection with a community development investment. These factors include: (i) the social impact of the specified program and the relevance of the program to the social and financial objectives set forth in the ECI Statement of Policy; (ii) the type of investment involved (e.g., direct loan or credit enhancement); (iii) the amount of the investment to be made; (iv) the rate of interest at which the prospective borrowing organization seeks to repay the lending organization; (v) prevailing interest rates in the marketplace as a whole and anticipated interest rate trends; and (vi) any financial limitations or concerns that may be applicable to ECI’s overall commitment to community development investment, such as type of investments (e.g., direct loan or credit enhancement), geographic distribution and types of community development activities supported as a result of the investment.

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Additional Risks – The ECI-Notes offer a rate of return below the then-prevailing market rates, which means they are expected to underperform other fixed income securities in which a Fund otherwise might invest. In addition, the ECI-Notes are considered illiquid and below-investment grade. Illiquid securities may be difficult to sell in the ordinary course at the approximate price at which they are valued. Below-investment grade securities involve a greater risk of default or price decline than higher grade securities.

Temporary Defensive Positions. In the event that the Adviser or the Sub-Advisor, as appropriate determines that current market conditions are not suitable for the typical investments of a Fund, the Adviser or the Sub-Adviser, as appropriate may instead, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Fund's assets in money market instruments and repurchase agreements. In the event that the Sub-Adviser determines that the current market conditions are not suitable for the International Index Fund’s typical investments, the Sub-Adviser may instead, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Fund's assets in U.S. equity securities, money market instruments, U.S. Government-related securities and repurchase agreements.

Investments by the Genesis Portfolios

Each Fund seeks to achieve its investment goal by investing substantially all of its assets in a select group of the Class I shares of the Praxis funds representing different combinations of stocks, bonds and cash investments and reflecting varying degrees of potential investment risk and reward. Each Fund may also hold a minimal amount of cash or cash equivalent positions, such as money market instruments, U.S. Government securities, commercial paper, and repurchase agreements.

Each Fund may invest in investment company securities issued by open-end and closed-end investment companies, including Exchange Traded Funds (“ETFs”). Such investments are subject to limitations prescribed by the 1940 Act, the rules thereunder and applicable staff interpretations thereof, unless exemptive relief granted by the SEC is applicable. These limitations currently provide, in part, that the Genesis Portfolios may not purchase shares of an investment company if: (a) such a purchase would cause a Fund to own in the aggregate more than 3 percent of the total outstanding voting stock of the investment company; or (b) such a purchase would cause a Fund to have more than 5 percent of its total assets invested in the investment company; or (c) more than 10 percent of a Funds’ total assets would be invested in the aggregate in all investment companies. Pursuant to 1940 Act Rule 12d1-2, each Fund is not restricted by the foregoing limitations in purchasing shares of the Praxis Funds. As a shareholder in an investment company, a Fund will bear its pro-rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses. Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, registered investment companies are permitted to invest in certain ETFs beyond the limits set forth in Section 12(d)(1), provided such ETF has been granted an exemptive order by the SEC and subject to certain terms and conditions imposed by such exemptive order issued to such ETFs, including that such investment companies enter into an agreement with such ETF. The Genesis Portfolios have not entered into such agreements.

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	Assets in Fixed Income Funds	Assets in Equity Funds
Genesis Conservative Portfolio	60%-80%	20%-40%
Genesis Balanced Portfolio	30%-50%	50%-70%
Genesis Growth Portfolio	10%-30%	70%-90%

As a result of market gains or losses, the percentage of the Genesis Portfolios’ assets invested in stocks or bonds at any given time may be different than the asset allocation model shown above. The information in the section “Additional Information on Portfolio Instruments” directly relates to the investment policies, techniques, and risks of the underlying funds. It provides information about the types of securities in which one or more of the Genesis Portfolios may invest through their investment in the underlying funds.

Temporary Defensive Positions. In the event that the Adviser determines that current market conditions are not suitable for the typical investments of the Genesis Conservative Portfolio, Genesis Balanced Portfolio or Genesis Growth Portfolio, the Adviser may instead, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Fund's assets in money market instruments and repurchase agreements.

Investment Restrictions

The following are fundamental investment restrictions that may be changed only by the affirmative vote of a majority of the outstanding Shares of a Fund (as defined below). Under these restrictions, each Fund may not:

1. Purchase securities of any one issuer, other than obligations issued or guaranteed by U.S. Government agencies or instrumentalities, if, immediately after such purchase, with respect to 75 percent of its portfolio, more than 5 percent of the value of the total assets of the Fund would be invested in such issuer, or the Fund would hold more than 10 percent of any class of securities of the issuer or more than 10 percent of the outstanding voting securities of the issue;

2. Purchase any securities which would cause 25 percent or more of the value of the Fund’s total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by U.S. Government agencies or instrumentalities and repurchase agreements secured by obligations of U.S. Government agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas transmission, electric and gas, electric and telephone will each be considered a separate industry;

3. Borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10 percent of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10 percent of the value of the Fund’s total assets at the time of its borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5 percent of its total assets are outstanding;

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4. Make loans, except that the Fund may purchase or hold debt securities and lend portfolio securities in accordance with its investment objective and policies, and may enter into repurchase agreements;

5. Underwrite the securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of restricted securities;

6. Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of the Funds; or

7. Purchase or sell real estate (although investments by the Funds in marketable securities of companies engaged in such activities are not prohibited by this restriction).

The following additional investment restrictions are not fundamental and may be changed with respect to a particular Fund without the vote of a majority of the outstanding Shares of that Fund. Each Fund may not:

1. Enter into repurchase agreements with maturities in excess of seven days if such investments, together with other instruments in that Fund that are not readily marketable or are otherwise illiquid, exceed 15 percent of that Fund’s net assets;

2. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures;

3. Engage in short sales, provided, however, that the Core Stock Fund may engage in short sales “against the box,”

4. Purchase participation or direct interests in oil, gas or other mineral exploration or development programs including oil, gas or mineral leases (although investments by the Funds in marketable securities of companies engaged in such activities are not prohibited in this restriction);

5. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, reorganization or to the extent permitted by the 1940 Act and the SEC;

6. Invest more than 5 percent of total assets in puts, calls, straddles, spreads or any combination thereof;

7. Invest more than 5 percent of total assets in securities of issuers which, together with any predecessors, have a record of less than three years of continuous operation; or

8. Purchase or retain the securities of any issuer if the officers or Trustees of the Company or the officers or Directors of the Advisers who individually own beneficially more than 1/2 of 1 percent of the securities of the issuer, together own beneficially more than 5 percent of the securities of that issuer.

Except as may otherwise be required pursuant to applicable regulatory requirements regarding asset coverage for transactions involving leverage or potential leverage, if any percentage restriction described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction.

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Portfolio Turnover

The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of a Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose remaining maturities at the time of acquisition were one year or less.

For the fiscal year ended December 31, 2011, the annual portfolio turnover rate for the Intermediate Income Fund, Core Stock Fund, International Index Fund, Value Index Fund, Small Cap Fund, Growth Index Fund, Genesis Conservative Portfolio, Genesis Balanced Portfolio and Genesis Growth Portfolio were 36.12 percent, 14.83 percent, 2.44 percent, 29.11 percent, 67.48 percent, 21.18 percent, 15.03 percent, 15.11 percent and 15.54 percent respectively.

For the fiscal year ended December 31, 2010, the annual portfolio turnover rate for the Intermediate Income Fund, Core Stock Fund, Value Index Fund, Small Cap Fund, Growth Index Fund, Genesis Conservative Portfolio, Genesis Balanced Portfolio and Genesis Growth Portfolio were 26.75 percent, 7.43 percent, 24.12 percent, 84.26 percent, 28.55 percent, 10.08 percent, 7.84 percent and 7.54 percent respectively. The portfolio turnover of the International Index Fund for the fiscal year ended December 31, 2010 is not included because the Fund did not commence operations until January 3, 2011.

Portfolio turnover for the Funds may vary greatly from year to year as well as within a particular year. Variations in turnover rate may be due to the fluctuating volume of shareholder purchase and redemption orders, market conditions and/or changes in the portfolio manager’s investment outlook. High turnover rates will generally result in higher transaction costs to a Fund. Portfolio turnover will not be a limiting factor in making investment decisions.

Disclosure of Portfolio Holdings Policy

The Board of Trustees has approved a Disclosure of Portfolio Holdings Policy for the Company (the “Policy”). The Funds may provide information regarding their portfolio holdings to their service providers where relevant to duties to be performed for the Funds. Recipients are obligated to maintain the confidentiality of that information and cannot trade based on that non-public information. Such service providers include fund accountants, administrators, investment advisers, custodians, independent public accountants, and attorneys. Neither the Funds nor any service provider to the Funds may disclose material information about the Funds’ holdings, trading strategies implemented or to be implemented in the Funds or about pending transactions in the Funds to other third parties except in certain limited circumstances:

•	through disclosure in a copy of a Fund’s latest annual or semi-annual report or a Fund’s latest Form N-Q;

•	in marketing materials, provided the portfolio holdings disclosed in the materials are at least 15 days old; or

•	when a Fund has a legitimate business purpose for doing so and the recipients are subject to a confidentiality agreement or the Board has determined that the policies of the recipient are adequate to protect the information that is disclosed. Such disclosures must be authorized by the Funds’ Chief Executive Officer or Chief Financial Officer and shall be periodically reported to the Board.

Neither the Funds nor any service provider, including any investment adviser, may enter into any arrangement to receive any compensation or consideration, directly or indirectly, in return for the disclosure of non-public information about the Funds’ portfolio holdings.

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The Chief Compliance Officer (“CCO”) is responsible for overseeing compliance with all Fund policies and procedures, including the Policy. The Policy may not be waived or exceptions made, without the consent of the Board. The Board has approved this Policy and will review any material changes to this Policy, as well as periodically review persons or entities receiving non-standard disclosure. The Board may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Policy.

NET ASSET VALUE

As indicated in the Prospectus, the net asset value of each Fund is determined and its shares are priced as of the Valuation Times applicable to such Fund on each Business Day of the Company. A “Business Day,” which is defined in the Prospectus, is generally a day on which the NYSE is open for business (other than a day on which no Shares of a Fund are tendered for redemption and no order to purchase any Shares is received). The NYSE will not open on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

Valuation of Portfolio Securities – As disclosed in the Prospectus, each Fund's securities generally are valued at current market prices or, for debt obligations with remaining maturities of 60 days or less, at amortized cost. Securities for which market quotations are not readily available will be valued at fair value as determined by methods approved in good faith by the Funds' Board. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the value realized upon that security’s sale.

The following factors, among others, may be considered when determining whether a security is illiquid: the legal or contractual limitations on the transferability or sale of a security, the frequency of trades or quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, and the nature of the security and the marketplace (for example, the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). The valuation of a particular security depends upon the circumstances related to that security. As a general principle, the valuation will reflect the amount that the Fund would reasonably expect to receive from a knowledgeable purchaser in a current sale. The following methods, among others, may be used when fair valuing securities: multiple of earnings, multiple of book value, discount from market of a similar but freely traded security, purchase price of the security, subsequent private transactions in the security or a related security, or a combination of these methods. The following factors, among others, may be used when fair valuing securities: the fundamental analytical data relating to the investment, the nature and duration of restrictions on disposition of the securities, the evaluation of the forces which influence the market in which the securities are purchased and sold, the type of security, financial statements, the cost at date of purchase, the size of the holding, special reports prepared by analysts or others, information as to any transactions or offers with respect to the security, the pricing history of the security, whether any dealer quotes are available, whether recent sales reflect orderly market transactions, and any other factors deemed relevant. In making valuations, opinions of counsel may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.

Pricing Services - The Adviser may use a pricing service to value certain portfolio securities when the prices provided are believed to reflect the fair market value of such securities. A pricing service would normally consider such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations of normal institutional trading units of debt securities and would not rely exclusively on quoted prices.

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ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Matters Affecting Redemption

Shares in each of the Funds are sold on a continuous basis by the Distributor, and the Distributor has agreed to use appropriate efforts to solicit all purchase orders. In addition to purchasing Shares directly from the Trust, Shares may be purchased through procedures established by the Distributor in connection with the requirements of accounts at the Adviser or the Adviser’s affiliated entities (collectively, “Entities”). Customers purchasing Shares of the Funds may include officers, directors or employees of the Adviser or the Entities.

Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of the transfer of its Shares upon the occurrence of any of the foregoing conditions.) Each Fund is obligated to redeem shares solely in cash up to $250,000 or 1 percent of such Fund’s net asset value, whichever is less, for any one Shareholder within a 90-day period. Any redemption beyond this amount will also be in cash unless the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable. In such a case, a Fund may make payment wholly or partly in securities or other property, valued in the same way as that Fund determines net asset value. Redemption in kind is not as liquid as a cash redemption. Shareholders who receive a redemption in kind may incur transaction costs, if they sell such securities or property, and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity.

The 2 percent redemption fee referred to in the Prospectus and this SAI directly affects the amount a shareholder who is subject to the fee receives upon exchange or redemption. It is intended to encourage long-term investment in the Funds, to avoid transaction and other expenses caused by early redemptions and to facilitate portfolio management. The fee is not a deferred sales charge, is not a commission paid to the Adviser or its affiliates and does not benefit the Adviser in any way. The Funds will charge a redemption fee of 2.00 percent of the total redemption amount if you sell or exchange your shares after holding them for less than 30 days subject to certain exceptions and limitations described below The fee will be limited to the extent that any shares that are not subject to the fee (e.g., shares acquired via a dividend reinvestment) are sold or exchanged first. The redemption fee is paid directly to the Fund and is intended to encourage long-term investment in the Funds, to avoid transaction and other expenses caused by early redemptions and to facilitate portfolio management. The longest-held shares in your account will be exchanged or redeemed first.

MANAGEMENT OF THE COMPANY

Trustees and Officers

The Role of the Board

Overall responsibility for management of the Company rests with its Board of Trustees, which is elected by the shareholders of the Funds. Like most mutual funds, the day-to-day management and operation of the Company is performed by various service providers to the Company, such as the Adviser, the Sub-Advisers, the Distributor, the Administrator, the Custodian and the Transfer Agent. The Board of Trustees has appointed senior employees of certain of these service providers as officers of the Company, with responsibility for supervising actively the day-to-day operations of the Company and reporting back to the Board of Trustees on Company operations. The Board of Trustees has also appointed a Chief Compliance Officer who administers the Company’s compliance program and regularly reports to the Board of Trustees on compliance matters. From time to time, one or more members of the Board of Trustees may meet with management in less formal settings, between scheduled Board meetings, to discuss various topics. In all cases, however, the role of the Board of Trustees and any individual Trustee is one of oversight and not of active management of the day-to-day operations or affairs of the Company.

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Board Structure and Leadership

The Board of Trustees has structured itself in a way that it believes allows it to perform its oversight function effectively. It has established three standing committees: an Audit Committee, a Governance Committee and a Nominating Committee. Seventy-five percent of the Trustees are Independent Trustees. The Board of Trustees has a Lead Independent Trustee. The Lead Independent Trustee plays a significant role in helping to set the agenda, presides over Independent Trustee sessions, and serves as a liaison between the Independent Trustees and management. The Independent Trustees, including the Lead Independent Trustee, help identify matters for consideration by the Board and follow up by management. The Independent Trustees have also engaged their own independent legal counsel to advise them on matters relating to their responsibilities in connection with the Company. The Chairman of the Board is the former President and CEO of Mennonite Mutual Aid, an affiliate of the Adviser. The Chairman of the Board plays a significant role in helping to set the agenda for Board meetings, presides over Board meetings, and works with the Independent Trustees and management on Board matters. In developing its current structure, the Board of Trustees recognized the importance of having a significant majority of Independent Trustees as well as the importance of drawing on insights from current and former executives associated with management. Given the importance of ensuring effective, independent oversight and decision making, the Board of Trustees has adopted a principle of corporate governance requiring that whenever the Chairperson is not deemed to be an Independent Trustee, a Lead Independent Trustee will be appointed. The Board of Trustees reviews its structure no less frequently than annually. The Board of Trustees believes that its current leadership structure, including the composition of the Board and its Committees, is an appropriate means to provide effective oversight on behalf of shareholders.

Risk Oversight

As part of its oversight of the management and operations of the Company, the Board of Trustees also has a risk oversight role, which includes (without limitation) the following: (i) requesting and reviewing reports on the operations of the Funds; (ii) reviewing compliance reports and approving certain compliance policies and procedures of the Funds and their service providers; (iii) working with management to help identify key risk areas; (iv) meeting with management to consider areas of risk and to seek assurances that adequate resources are available and appropriate plans are in place to address risks; (v) meeting with service providers, including Fund auditors, to review Fund activities; and (vi) meeting with the Chief Compliance Officer and other officers of the Company and its service providers to receive information about compliance, and risk assessment and management matters and (vii) meeting regularly with independent legal counsel. This risk oversight function is exercised primarily through the Audit Committee and the full Board, and also may be exercised by the Independent Trustees during executive sessions or on an ad hoc basis. The Board of Trustees has emphasized to the Adviser the importance of maintaining rigorous risk management programs at the Adviser and other service providers. Risk management is a standing agenda item at the quarterly meetings of the Board of Trustees, and risk topics are considered at full Board meetings, Audit Committee meetings, and executive sessions of the Independent Trustees.

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The Board of Trustees recognizes that not all risks which may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary for the Funds to bear certain risks (such as disclosed investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and other factors, the oversight of risk management by the Board of Trustees is subject to practical limitations. Nonetheless, the Board of Trustees expects Company service providers to implement rigorous risk management programs.

Trustee Attributes

The Board of Trustees believes that each of the Trustees has the qualifications, experiences, attributes and skills (“Trustee Attributes”) appropriate to continued service as a Trustee of the Company in light of the Company’s business and structure. The Board of Trustees has established a Nominating Committee, which evaluates potential candidates based on a variety of factors. Among those factors are the particular skill sets of a potential Trustee that complement skills and expertise of existing Board members. In addition to a demonstrated record of academic, business and/or professional accomplishment, many of the Trustees have served on the Board of Trustees for a significant a number of years. In their service to the Company, the Trustees have gained substantial insight into the operation of the Company and have demonstrated a commitment to discharging oversight duties as trustees in the interests of shareholders. The Governance Committee annually conducts a “self-assessment” wherein the effectiveness of the Board and individual Trustees is reviewed. In conducting its annual self assessment, the Governance Committee has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Company. Additional information about Trustee Attributes is contained in the following table.

The names of the Trustees and officers of the Company, their mailing addresses, ages and their principal occupations during the past five years are as follows:

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Independent Trustees

Name, Year of Birth and Address	Position and Start Date	Principal Occupation During the Past Five Years	Number of Portfolios Overseen by Trustee	Other Trusteeships Held by Trustee
Bruce Harder Year of Birth: 1941 c/o Everence Capital Management, Inc. 1110 North Main Street Goshen, IN 46528	Trustee since 2/11/00	Retired	9	N/A
Karen Klassen Harder, Ph.D. Year of Birth: 1956 c/o Everence Capital Management, Inc. 1110 North Main Street Goshen, IN 46528	Trustee since 12/2/93	Professor, Bluffton University (2001 -present)	9	N/A
R. Clair Sauder Year of Birth: 1943 c/o Everence Capital Management, Inc. 1110 North Main Street Goshen, IN 46528	Trustee since 6/30/02	Retired; Partner, Encore Enterprises, LLC, retail home furnishings (2001 –2008); Partner, C&D Enterprises Unlimited, commercial real estate (1981 - present)	9	Trustee, MicroVest Capital Management LLC; Trustee, National Penn Wealth Management, N.A.
Donald E. Showalter, Esq. Year of Birth: 1941 c/o Everence Capital Management, Inc. 1110 North Main Street Goshen, IN 46528	Trustee since 12/2/93	Attorney/Member, Wharton Aldhizer & Weaver, PLC (1965 - present)	9	N/A
Candace L. Smith Year of Birth: 1958 c/o Everence Capital Management, Inc 1110 North Main Street Goshen, IN 46528	Trustee since 11/16/07	COO, MicroVest Capital Management LLC (2011- present); CFO, MicroVest Capital Management LLC (2005-2011); Investment Committee Member, Clean Tech Fund LP (2004-2008)	9	N/A
Don E. Weaver Year of Birth: 1962 c/o Everence Capital Management, Inc 1110 North Main Street Goshen, IN 46528	Trustee since 5/21/07	Vice President of Finance and Auxiliary Services, Hesston College (2006-present)	9	N/A

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Interested Trustees*

Name, Age and Address	Position and Start Date	Principal Occupation During the Past Five Years	Number of Portfolios Overseen by Trustee	Other Trusteeships Held by Trustee
Howard L. Brenneman Year of Birth: 1940 1110 North Main Street Goshen, IN 46528	Chairman and Trustee since 12/2/93	Retired	9	N/A
Larry Miller Year of Birth: 1949 1110 North Main Street Goshen, IN 46528	Trustee since 02/19/07	President and CEO of Everence Financial (2007 – Present)	9	Board Member, Everence Federal Credit Union; Chair of Board of Directors, Everence Trust Company

*Indicates an “interested person” of the Company, as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Brenneman and Mr. Miller are deemed to be interested persons because of their affiliation with each Fund’s Adviser.

Officers Who Are Not Trustees

Name, Age and Address	Position with the Company, Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
David C. Gautsche Year of Birth: 1963 1110 North Main Street Goshen, IN 46528	President since 11/17/08	Senior Vice President, Everence (2008 - present); Regional Vice President, Everence Financial (1999 – 2008)
Marlo J. Kauffman Year of Birth: 1956 1110 N. Main Street Goshen, IN 46528	Vice President since 12/2/93	Director of Financial Services Operation, Everence Financial (1981 – present); President, Everence Securities, Inc. (2004 – present); OSJ Principal ProEquities, Inc., (1994 – present); Assistant Secretary, Everence Financial (1990 – present)
Trent Statczar Year of Birth: 1971 4041 N. High St., Ste 402 Columbus, OH 43214	Treasurer since 1/1/09	Director, Beacon Hill Fund Services, Inc. (2008 – present); Vice President, Citi Fund Services, Inc. (2004 - 2007)
George L. Stevens Year of Birth: 1951 4041 N. High Street, Suite 402 Columbus, OH 43214	Chief Compliance Officer since 1/1/09	Director, Beacon Hill Fund Services, Inc. (2008 – present); Vice President, Citi Fund Services Ohio, Inc. (2004 – 2007)
Charles J. Daly Year of Birth: 1971 70 Fargo Street, 3rd Floor Boston, MA 02210	Secretary since 11/ 14/11	Vice President and Regulatory Administration Advisor , JPMorgan Chase Bank, N.A. (2010 – present);

For the calendar year ended December 31, 2011, the dollar range of equity securities owned by each Trustee in the Funds and the Fund Complex is as follows:

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Name of Trustee	Fund Name	Dollar Range of Equity Securities	Aggregate Dollar Range
Independent Trustees
Bruce Harder	Balanced Portfolio	Over $100,000	Over $100,000
	Growth Portfolio	$1 - $10,000
Karen Klassen Harder, Ph.D	Growth Portfolio	$10,001 - $50,000	$10,001 - $50,000
R. Clair Sauder	International Fund*	$10,001 - $50,000	$10,001 - $50,000
Donald E. Showalter, Esq.	International Fund*	$1 - $10,000	$1 - $10,000
Candace L. Smith	Intermediate Income Fund	$10,001 - $50,000	$10,001 - $50,000
	International Fund*	$10,001 - $50,000

Don E. Weaver	Growth Portfolio	$50,001 - $100,000	$50,001 - $100,000
Interested Trustees
Howard L. Brenneman	Balanced Portfolio	$50,001 - $100,000	$50,001 - $100,000
Larry Miller	Intermediate Income Fund	Over $100,000	Over $100,000
	Core Stock Fund	$50,001 - $100,000
	International Fund*	$10,001 - $50,000
	International Index Fund	$50,001 - $100,000
	Value Index Fund	$10,001 - $50,000
	Growth Index Fund	$10,001 - $50,000
	Small Cap Fund	$50,001 - $100,000

* On March 13, 2012, the Board of Trustees of Praxis Mutual Funds approved the liquidation and dissolution of the Praxis International Fund on or about April 30, 2012.

As of April 1, 2012, the company’s Officers and Trustees, as a group, owned less than 1 percent of the shares of each Fund.

Standing Committees The Board of Trustees has established three standing committees: the Audit Committee, the Governance Committee and the Nominating Committee.

The Audit Committee, which is comprised solely of those Trustees who are not considered “interested persons” of the Company, as that term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”). The Audit Committee, which met three (3) times during 2011, performs the following functions: (i) oversees the accounting and financial reporting policies and practices and internal controls of the Trust and its Funds and, as appropriate, the internal controls of certain service providers to the Funds; (ii) oversees the quality and objectivity of the Funds’ financial statements and the independent audit thereof; and (iii) acts as a liaison between the Trust’s independent auditors and the full Board.

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The Governance Committee is comprised of all of the members of the Board of Trustees. The Governance Committee, which met three (3) times during 2011, performs the following functions: (i) reviews periodically the governance principles established by the Board of Trustees and, if deemed appropriate, recommends changes to the Board of Trustees; (ii) evaluates the performance of the Board of Trustees and the Trust in light of the governance principles, considers whether improvements or changes are warranted, makes recommendations for any necessary or appropriate changes; and (iii) takes other appropriate actions consistent with its charter.

The Nominating Committee is comprised solely of the Independent Trustees. The Nominating Committee, which met one (1) time during 2011, performs the following functions: recruits, evaluates the qualifications of and nominates all persons for appointment or election as Trustees of the Trust in accordance with specified criteria. The Committee will consider Independent Trustee candidates recommended by shareholders of the Trust in accordance with certain procedural requirements, which are located on the Company’s website and available upon request. The Committee will evaluate shareholder Trustee candidates using the same criteria applied to other Independent Trustee candidates along with certain additional requirements. The names of shareholder candidates may be submitted to the Trust’s Secretary or any member of the Committee in writing at the address of the Trust. Sufficient background information about the candidate also must be submitted to enable the Committee to assess the candidate’s qualifications in light of the Committee’s selection guidelines.

Ownership of Securities of Certain Entities. For the calendar year ended December 31, 2011, none of the Independent Trustees and/or their immediate family members own securities of the Adviser, any of the Sub-Advisers or the Distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the Adviser, any of the Sub-Advisers or the Distributor.

Trustees who are not currently affiliated with the Adviser or the Distributor receive from the Company a $6,000 retainer paid annually, a fee of $1,000 for each telephonic Board of Trustees meeting attended, a fee of $2,000 for each in-person Board of Trustees meeting attended and reimbursement for all out-of-pocket expenses relating to attendance at such meetings. Trustees who are currently affiliated with the Adviser or the Distributor do not receive compensation from the Company.

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For the fiscal year ended December 31, 2011, the Trustees received the following compensation from the Company and from certain other investment companies (if applicable) that have the same investment adviser as the Funds or an investment adviser that is an affiliated person of the Company’s investment adviser:

Name of Trustee	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Registrant and Fund Complex Paid to Trustees
Independent Trustees
Bruce Harder	$15,000	--	--	$15,000
Karen Klassen Harder, Ph.D	$15,000	--	--	$15,000
R. Clair Sauder	$17,000	--	--	$17,000
Donald E. Showalter, Esq.	$15,000	--	--	$15,000
Candace L. Smith	$15,000	--	--	$15,000
Don E. Weaver	$15,000	--	--	$15,000
Interested Trustees
Howard L. Brenneman	$18,000	--	--	$18,000
Larry Miller	--	--	--	--

The officers of the Company receive no compensation directly from the Company for performing the duties of their offices. JPMorgan Chase Bank, N.A. receives fees from the Company for acting as transfer agent and administrator and for providing fund accounting services. BHIL Distributors, Inc. receives fees from the Company for acting as distributor. Its affiliate receives fees for providing the Company’s Chief Compliance Officer and Treasurer. Messrs. Gautsche and Kauffman are employees of the Adviser and/or its affiliates.

The Company, the Adviser, the Sub-Advisers and the Distributor have each adopted a Code of Ethics, pursuant to Rule 17j-1 under the 1940 Act, applicable to securities trading activities of their respective personnel. Each Code permits covered personnel to trade in securities in which the Funds may invest, subject to various restrictions and reporting requirements.

Investment Adviser

Investment advisory services are provided to the Funds by Everence Capital Management, Inc. (the “Adviser”), pursuant to an Investment Advisory Agreement dated as of January 3, 1994, as renewed annually (the “Investment Advisory Agreement”). Under the Investment Advisory Agreement, the Adviser has agreed to provide investment advisory services as described in the Prospectus of the Funds. For the services provided pursuant to the Investment Advisory Agreement, each of the Funds pays the Adviser a fee computed daily and paid monthly, at an annual rate, calculated as a percentage of the average daily net assets of that Fund, of forty one-hundredths of one percent (0.40 percent) for the Intermediate Income Fund, of seventy-four one-hundredths of one percent (0.74 percent) for the Core Stock Fund, of sixty one-hundredths of one percent (0.60 percent) for the International Index Fund, of thirty one-hundredths of one percent (0.30 percent) for the Value Index Fund, of thirty one-hundredths of one percent (0.30 percent) for the Growth Index Fund, of eighty-five one-hundredths of one percent (0.85 percent) for the Small Cap Fund, of five one-hundredths of one percent (0.05 percent) for the Genesis Growth Portfolio, of five one-hundredths of one percent (0.05 percent) for the Genesis Balanced Portfolio, of five one-hundredths of one percent (0.05 percent) for the Genesis Conservative Portfolio. The Adviser may periodically waive all or a portion of its advisory fee with respect to any Fund to increase the net income of the Fund available for distribution as dividends.

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The Adviser has entered into an expense limitation agreement with respect to the Funds until April 30, 2013 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. Pursuant to this agreement, the Adviser has agreed to waive fees and/or reimburse expenses (excluding acquired fund fees and expenses, brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, Trustees fees, legal fees, costs relating to such services and extraordinary expenses) to the extent necessary in order to limit the Total Annual Fund Operating Expenses of each class of shares to the following percentages of average daily net assets:

Fund	Class A Shares

Intermediate Income	0.90%
Growth Index Fund	1.04%
Small Cap Fund	1.65%
International Index Fund	1.65%
Genesis Growth Portfolio	0.60%
Genesis Balanced Portfolio	0.60%
Genesis Conservative Portfolio	0.60%

These Funds have agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to each Fund’s expense limitation agreement provided that such repayment does not cause the Total Annual Fund Operating Expenses of the relevant class of shares to exceed the agreed upon expense limitation shown in the table above and the repayment is made within three years after the year in which the Adviser incurred the expense.

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The total investment advisory fees earned by the Adviser for the last three fiscal years are as follows:

Fund*	Fiscal Year Ended December 31, 2011	Fiscal Year Ended December 31, 2010	Fiscal Year Ended December 31, 2009

Intermediate Income Fund	$ 1,204,917	$ 1,092,872	$ 905,544
Core Stock Fund	1,170,394	1,289,772	1,294,813
International Index Fund	260,180	--*	--*
Value Index Fund	171,148	173,316	158,905
Growth Index Fund	106,593	75,188	167,154
Small Cap Fund	344,374	217,903	54,568
Genesis Conservative Portfolio	6,756	4,413	--*
Genesis Balanced Portfolio	18,396	11,066	--*
Genesis Growth Portfolio	14,560	8,164	--*

*Investment advisory fee amounts of the Genesis Growth Portfolio, the Genesis Balanced Portfolio, the Genesis Conservative Portfolio for the fiscal year ended December 31, 2009 are not included because these Funds had not commenced operations prior to December 31, 2009. Investment advisory fee amounts of the International Index Fund are not included for the fiscal years ended December 31, 2009 and December 31, 2010 because the Fund had not commenced operations prior to December 31, 2010.

The total investment advisory fees waived or assumed by the Adviser for the last three fiscal years are as follows:

Fund*	Fiscal Year Ended December 31, 2011	Fiscal Year Ended December 31, 2010	Fiscal Year Ended December 31, 2009

Intermediate Income Fund	$ 83,384	$ 126,302	$ 155,493
Core Stock Fund	--	--	3,774
International Index Fund	27,509	--	--*
Value Index Fund	--	--	36,005
Growth Index Fund	30,195	49,945	32,114
Small Cap Fund	24,721	36,427	55,847
Genesis Conservative Portfolio	22,806	29,103	--*
Genesis Balanced Portfolio	37,883	55,781	--*
Genesis Growth Portfolio	83,266	83,521	--*

*Investment advisory fee waiver amounts for the fiscal year ended December 31, 2009 for the Genesis Growth Portfolio, Genesis Balanced Portfolio, Genesis Conservative Portfolio are not included because these Funds had not commenced operations prior to December 31, 2009. Investment advisory fee waiver amounts for the fiscal years ended December 31, 2009 and December 31, 2010 for the International Index Fund are not included because the Fund had not commenced operations prior to December 31, 2010.

The Adviser has retained Aperio Group, LLC (“Aperio” or the “Sub-Adviser”) as investment sub-adviser to the International Index Fund. The main offices of Aperio are located at Three Harbor Drive, Suite 315, Sausalito, California 94965. As of December 31, 2011, Aperio managed over $2 billion of assets. For the services provided pursuant to the current Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a fee computed daily and paid monthly, at an annual rate of twenty one hundredths of one percent (0.20 percent) of the International Index Fund’s average daily net assets up to and including $100 million, and seventeen one hundredths of one percent (0.17 percent) of the International Index Fund’s average daily net assets from $100 million up to and including $500 million, and fifteen one hundredths of one percent (0.15 percent) of the International Index Fund’s average daily net assets over $500 million. The total annual minimum compensation will not be less than $100,000. For the fiscal year ended December 31, 2011, the Adviser paid to the Sub-Adviser $100,000. The Fund had not commenced investment operations prior to December 31, 2010.

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The Adviser has retained Davis Selected Advisers, L.P. ("Davis" or the "Sub-Adviser") as investment sub-adviser to the Core Stock Fund. Davis is organized as a limited partnership under the laws of the State of Colorado. The main offices of Davis are located at 2429 East Elvira Road, Suite 101, Tucson, Arizona 85756, and 609 Fifth Avenue, 11th Floor, New York, New York 10017. As of December 31, 2011, Davis managed $55.2 billion of assets, comprised primarily of large cap equities, multi cap equities, REITs, financial stocks, and convertible securities. Davis offers services in separate accounts, mutual funds (both retail and institutional classes), off-shore mutual funds (Luxembourg-based SICAVs), wrap accounts and through sub-advisory relationships. Effective December 1, 2010 for the services provided pursuant to the current Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a fee computed daily and paid monthly, at an annual rate of forty one hundredths of one percent (0.40 percent) of the Core Stock Fund’s average daily net assets up to and including $500 million, and thirty-five hundredths of one percent (0.35 percent) of the Core Stock Fund’s average daily net assets over $500 million. Prior to December 1, 2010, the Adviser paid the Sub-Adviser a fee computed daily and paid monthly at an annual rate of forty-five hundredths of one percent (0.45 percent) of the Core Stock Fund’s average daily net assets up to and including $100 million, and forty one hundredths of one percent (0.40 percent) of the Core Stock Fund’s average daily net assets from $100 million up to and including $500 million, and thirty-five hundredths of one percent (0.35 percent) of the Core Stock Fund’s average daily net assets over $500 million. For the fiscal year ended December 31, 2011, the Adviser paid to the Sub-Adviser $624,023.13; for the fiscal year ended December 31, 2010, the Adviser paid to the Sub-Adviser $729,379; for the fiscal year ended December 31, 2009, the Adviser paid to the Sub-Adviser $736,013.

The Adviser has retained Luther King Capital Management Corporation (“Luther King” or the “Sub-Adviser”) as investment sub-adviser to the Small Cap Fund. The main offices of Luther King are located at 301 Commerce Street, Suite 1600, Fort Worth, Texas 76102. As of December 31, 2011 Luther King managed over $8.7 billion of assets. For the services provided pursuant to the current Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a fee computed daily and paid monthly, at an annual rate of sixty-five hundredths of one percent (0.65 percent) of the Small Cap Fund’s average daily net assets. For the fiscal year ended December 31, 2011, the Adviser paid to the Sub-Adviser $262,507.17; for the fiscal year ended December 31, 2010, the Adviser paid to the Sub-Adviser $165,435; and for the fiscal year ended December 31, 2009, the Adviser paid to the Sub-Adviser $126,602.

Unless sooner terminated, the Investment Advisory Agreement will continue in effect as to each Fund from year to year if such continuance is approved at least annually by the Company’s Board of Trustees or by vote of a majority of the outstanding Shares of the relevant Fund (as defined under “ADDITIONAL INFORMATION - Vote of a Majority of the Outstanding Shares” in this SAI), and a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement by votes cast in person at a meeting called for such purpose. Unless sooner terminated, the Sub-Advisory Agreements shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Company’s Board of Trustees or by vote of the lesser of: (a) 67 percent of the shares of the pertinent Fund represented at a meeting if holders of more than 50 percent of the outstanding shares of such Fund are present in person or by proxy; or (b) more than 50 percent of the outstanding shares of such Fund, provided that, in either event, its continuance also is approved by a majority of the Company’s Board of Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to a Sub-Advisory Agreement by vote cast in person at a meeting called for the purpose of voting on such approval.

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The Investment Advisory Agreement and Sub-Advisory Agreements each provide that the Adviser and each Sub-Adviser, as applicable, shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Investment Advisory Agreement or Sub-Advisory Agreement, as applicable, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or the Sub-Adviser, as applicable, in the performance of its duties, or from reckless disregard by the Adviser or the Sub-Adviser, as applicable, of its duties and obligations thereunder.

The Adviser and/or its affiliates may pay out of their own assets and legitimate profits compensation to broker-dealers and other persons for the sale and distribution and/or for the servicing of shares of the Funds. This compensation consists of payments over and above the sales charges (and any applicable Rule 12b-1 fees) and service fees paid by the Funds. This compensation may be made to supplement commissions re-allowed to dealers, and may take the form of incentives for health benefits and deferred compensation. To earn incentives, the Adviser may combine Fund sales with sales of other products offered by the Adviser and/or its affiliates, including insurance products. In addition, the Adviser may make payments, in the form of intra-company payments, out of its own assets and legitimate profits and at no additional costs to the Funds or shareholders, to its affiliates in consideration of the assets invested in the Funds through that affiliate and ongoing shareholder services provided by that affiliate to shareholders.

The Adviser may also pay additional concessions, including de minimis non-cash promotional incentives, such as de minimis merchandise or trips, to broker/dealers employing registered representatives who have sold or are expected to sell a minimum dollar amount of shares of the Fund.

Portfolio Managers

The portfolio manager of the Adviser responsible for the day-to-day management of the Value Index Fund’s, Growth Index Fund’s, Genesis Growth Portfolio’s, Genesis Balanced Portfolio’s and Genesis Conservative Portfolio’s investments is Chad Horning. In addition to these five Funds, Mr. Horning manages 26 other accounts. The table below indicates the accounts over which Mr. Horning has day-to-day investment responsibility. All information in the table is as of December 31, 2011. For purposes of the table, “Other Pooled Investment Vehicles” include other investment companies and folios (internet platform with personalized baskets of securities where the shareholders own the underlying securities).

Name	Other Accounts Managed by the Portfolio Manager
Chad Horning

Registered Investment Companies: None

Other Pooled Investment Vehicles: 2 accounts with total assets of approximately $8.1 million

Other Accounts: 23 accounts with total assets of approximately $10.4 million

The two pooled investment vehicles overseen by Mr. Horning include a growth model folio and value model folio provided exclusively to First Affirmative Financial Network, for the use with its clients. These folios have investment objectives similar to the investment objectives of the Growth Index Fund and the Value Index Fund, respectively, but hold significantly fewer securities than the Funds. The folios, or model portfolios, are updated semi-annually and are provided to First Affirmative Financial Network, who may choose to alter the holdings and/or weightings of the securities in the models to suit client needs. Other accounts refer to separately managed equity accounts managed for clients of the Everence Trust Company.

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When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. The Adviser has adopted Trading - Aggregate or “Bunched Trades” Policy and Procedures (the “Trading Policy”) that prohibit unfair trading practices and seek to avoid any conflicts of interests.

•	A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The Adviser may aggregate trades when it deems a particular security appropriate for multiple clients and in order to obtain best execution for its clients. Under the Trading Policy, shares are allocated on a pro rata basis in cases where the order placed with a broker is only partially filled, unless the pro-rata amount allocated to an individual account is an uneconomic lot size because it is fewer than 25 shares.

•	A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. Pursuant to the Trading Policy, all accounts that are aggregated receive the average share price of all of the transactions of that security on that business day and share transaction costs (e.g., commissions, SEC fees) pro-rata based on each client’s participation in the aggregated transaction.

•	A portfolio manager may favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Adviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation. The Trading Policy is designed to address this conflict of interest.

•	A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Adviser’s Code of Ethics imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager has a personal interest, direct or indirect, in order to confirm that such accounts are not favored over other accounts.
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Mr. Horning is compensated on the basis of a salary for his management of the Value Index Fund, Growth Index Fund, Genesis Growth Portfolio, Genesis Balanced Portfolio and Genesis Conservative Portfolio. Base salaries are developed using the same criteria employed in determining salary classifications for all employees of the Adviser, as well as the Adviser’s parent, Everence Holdings, Inc. The four factors that determine salary classification for the portfolio managers are: (i) Knowledge and Skills (measurable amount of knowledge required to perform the duties of the job and the breadth and depth of knowledge needed); (ii) Decisions and Actions required (this factor measures the need for the ability to exercise judgment and to effect independent decisions and actions); (iii) Relationships Responsibility (measures the requirements for the ability to meet and deal with others effectively as indicated by the nature, scope and importance of the relationships that are necessary for satisfactory performance); and (iv) Supervisory Responsibility (measures the degree to which the employee is required to plan, organize, direct or supervise the work of others in the organization).

The Adviser also contributes to a defined contribution qualified plan on behalf of all employees, including Mr. Horning. In addition, the Adviser offers a 401(k) plan to employees in which it provides a partial match of employee contributions up to a stated amount. There are no deferred compensation plans established for Adviser’s portfolio managers.

The portfolio manager of the Value Index Fund, the Growth Index Fund, Genesis Growth Portfolio, Genesis Balanced Portfolio and Genesis Conservative Portfolio, does not receive any additional compensation for managing portfolios other than the Value Index Fund, Growth Index Fund, Genesis Growth Portfolio, Genesis Balanced Portfolio and Genesis Conservative Portfolio and there are no other bonus incentives in place that would provide a higher level of compensation for portfolios other than the Funds. There is no asset growth-based incentive offered to the portfolio manager.

The portfolio managers of the Adviser responsible for the day-to-day management of the Intermediate Income Fund’s investments are Benjamin Bailey and Delmar King. Besides the Intermediate Income Fund, as of December 31, 2011, Mr. Bailey managed 15 other accounts and Mr. King managed seven other accounts. The table below indicates as of December 31, 2011, the accounts over which Messrs. Bailey and King had day-to-day investment responsibility. All information in the table is as of December 31, 2011.

Name	Other Accounts Managed by the Portfolio Manager
Benjamin Bailey

Registered Investment Companies: 3 accounts with total assets of approximately $4 million

Other Pooled Investment Vehicles: None

Other Accounts: 12 accounts with total assets of approximately $482 million

Delmar King

Registered Investment Companies: 3 accounts with total assets of approximately $4 million

Other Pooled Investment Vehicles: None

Other Accounts: four accounts with total assets of approximately $417 million

Eight of the accounts managed by Mr. Bailey include Everence Trust Company Accounts and, one of those eight accounts, is managed against Barclays Aggregate Bond Index, which is also the established benchmark for the Intermediate Income Fund. Mr. Bailey also manages the two accounts for the Mennonite Foundation. The other accounts managed by Messrs. Bailey and King include the following: Everence Insurance Company and the Everence Association Inc. Mr. King also manages the Everence Trust Corporate Account and the Mennonite Retirement Trust Retired Account. Mr. Bailey and Mr. King purchase some of the same securities for the Intermediate Income Fund as for eight of the Everence Trust Company Accounts and all of the other accounts managed by them, except for the Everence Trust Corporate Account.

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In cases where the portfolio manager is responsible for the management of more than one account, particularly when the portfolio manager has a financial incentive to favor one account over another, the potential arises for the portfolio manager to favor one account over another. The principal types of conflicts of interest are described above.

Messrs. Bailey and King are compensated on the basis of a salary plus performance bonus for their management of the Intermediate Income Fund. Base salaries are developed using the same criteria employed in determining salary classifications for all employees of the Adviser, as well as the Adviser’s parent, Everence Holdings, Inc. The four factors that determine salary classification for the portfolio managers are: (i) Knowledge and Skills (measurable amount of knowledge required to perform the duties of the job and the breadth and depth of knowledge needed); (ii) Decisions and Actions required (this factor measures the need for the ability to exercise judgment and to effect independent decisions and actions); (iii) Relationships Responsibility (measures the requirements for the ability to meet and deal with others effectively as indicated by the nature, scope and importance of the relationships that are necessary for satisfactory performance); and (iv) Supervisory Responsibility (measures the degree to which the employee is required to plan, organize, direct or supervise the work of others in the organization). The bonus for the Intermediate Income Fund is structured in a manner that balances the short term (one-year) and longer term (three-year and five-year) investment performance.

The Adviser also contributes to a defined contribution qualified plan on behalf of all employees including each portfolio manager. In addition, the Adviser offers a 401(k) plan to employees in which it provides a partial match of employee contributions up to a stated amount. There are no deferred compensation plans established for Adviser’s portfolio managers.

The portfolio managers of Aperio primarily responsible for the day-to-day management of the International Index Fund’s reinvestments are Ran Leshem and Patrick Geddes. In addition, Messrs. Leshem and Geddes manage other accounts on behalf of the Sub-Adviser. The table below indicates the accounts over which each has day-to-day investment responsibility. All information in the table is as of December 31, 2011.

Other Accounts Managed by the Portfolio Managers
Registered Investment Companies: None Other Pooled Investment Vehicles: None Other Accounts: 558 accounts with total assets of approximately $1.88 billion

Aperio manages portfolios for many different clients and has a fiduciary duty to place its clients’ interests ahead of its own under all circumstances, and to not favor one client over another. In order to balance any competing interests that may exist, the procedures for managing portfolios are applied consistently across all portfolios. Specifically, Aperio manages all portfolios separately and transacts only in seasoned liquid securities, and does not participate in Initial Public Offerings. Trades are executed separately as well, which eliminates the possible conflict that can occur when allocating security trades across multiple portfolios. In addition, Aperio does not receive incentive-based fees on any account.

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The prioritizing of when accounts are traded is determined by the requirements of each portfolio, including, for example, the need to manage cash flows into and out of a portfolio, reinvest cash from income and corporate actions, tax considerations, changes in portfolio composition due to screening, and opportunities for improvement in tracking error relative to the benchmark consistent with account objectives and guidelines. While the timing of when a portfolio is rebalanced may affect the price at which securities are traded in a particular account, the order of rebalancing is determined by the prioritization described above and not by any market timing considerations.

Aperio also monitors the securities transactions of each company employee in order evaluate potential conflicts of interest with clients in connection with an employee’s personal trading activities.

Aperio provides a competitive base salary plus bonus system of compensation for all employees. Bonus awards are highly dependent on overall firm profitability and individual contribution, and are awarded annually. In addition, the firm provides additional long term compensation for key staff members. As an index firm, compensation is not linked to portfolio performance. Portfolio managers also receive health insurance, vision and retirement plan benefits (i.e., 401(k) plan matching) in the same manner as all other salaried employees.

The portfolio managers of Davis primarily responsible for the day-to-day management of the Core Stock Fund’s reinvestments are Christopher C. Davis and Kenneth Charles Feinberg. In addition, Messrs. Davis and Feinberg manage other accounts on behalf of the Sub-Adviser. The table below indicates the accounts over which each has day-to-day investment responsibility. All information in the table is as of December 31, 2011.

Name	Other Accounts Managed by the Portfolio Manager
Christopher C. Davis

Registered Investment Companies: 24 accounts with total assets of approximately $44 billion

Other Pooled Investment Vehicles: 13 accounts with total assets of approximately $1.2 billion

Other Accounts: 85 accounts with total assets of approximately $6.5 billion

Kenneth Charles Feinberg

Registered Investment Companies: 22 accounts with total assets of approximately $43.9 billion

Other Pooled Investment Vehicles: 9 accounts with total assets of approximately $1.1 billion

Other Accounts: 75 accounts with total assets of approximately $6.1 billion

The management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Davis seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment weightings that are used in connection with the management of the Core Stock Fund.

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If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To deal with these situations, Davis has adopted procedures for allocating portfolio transactions across multiple accounts.

With respect to securities transactions for the Core Stock Fund, Davis determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Davis may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Davis may place separate, non-simultaneous, transactions for the Core Stock Fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Core Stock Fund or the other account.

Substantial investment of Davis or Davis family assets in certain mutual funds may lead to conflicts of interest. To mitigate these potential conflicts of interest, Davis has adopted policies and procedures intended to ensure that all clients are treated fairly over time. Davis does not receive an incentive based fee on any account.

Christopher Davis’ compensation for services provided to Davis consists of a base salary. Kenneth Feinberg’s compensation for services provided to Davis consists of: (i) a base salary; (ii) an annual bonus equal to a percentage of growth in Davis’ profits; (iii) awards of equity (“Units”) in Davis, including Units, options on Units, and/or phantom Units; and (iv) an incentive plan whereby Davis purchases shares in selected funds managed by Davis. At the end of specified periods, generally five-years following the date of purchase, some, all, or none of the fund shares will be registered in the employee’s name based on fund performance, after expenses on a pre-tax basis, versus the S&P 500 Index, and versus peer groups as defined by Morningstar or Lipper. Davis’ portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

The portfolio managers of Luther King primarily responsible for the day-to-day management of the Small Cap Fund’s reinvestments are J. Luther King, Jr. and Steven R. Purvis. In addition, Messrs. King and Purvis manage other accounts on behalf of the Sub-Adviser. The table below indicates the accounts over which each has day-to-day investment responsibility. All information in the table is as of December 31, 2011.

Name	Other Accounts Managed by the Portfolio Manager
J. Luther King, Jr.

Registered Investment Companies: 7 accounts with total assets of approximately $1 billion

Other Pooled Investment Vehicles: 7 accounts with total assets of approximately $799.5 million

Other Accounts: 426 accounts with total assets of approximately $4.1 billion

Steven R. Purvis

Registered Investment Companies: four accounts with total assets of approximately $1 billion

Other Pooled Investment Vehicles: 0

Other Accounts: 74 accounts with total assets of approximately $1.14 billion

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The portfolio managers are responsible for managing the Small Cap Fund and other accounts, including employee benefit plans, pension plans, endowments, investment companies, private investment funds and high-net worth individuals. These accounts may have investment objectives, strategies and risk profiles that differ from those of the Small Cap Fund. The portfolio managers make investment decisions for each account based on its policies, practices and other relevant considerations. Consequently, the portfolio managers may purchase or sell securities at the same or different times for one account and not another account or a Fund, which may affect the performance of that security across accounts. A portfolio manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for the Small Cap Fund, both of which have the potential to adversely impact the Small Cap Fund depending on market conditions. Luther King’s goal is to meet its fiduciary obligations to treat all clients fairly and provide high quality investment services to all its clients.

The portfolio managers may purchase or sell for their own accounts securities that are purchased on behalf of the Small Cap Fund. The portfolio managers also may have a beneficial interest in accounts managed by Luther King, other than the Small Cap Fund. Luther King has implemented a code of ethics and other policies and procedures in an effort to mitigate these potential conflicts of interest.

The portfolio managers could favor one account over another in allocating new investment opportunities of a limited nature, such as initial public offerings and private placements. Luther King has implemented policies and procedures in an effort to ensure that investment opportunities of a limited nature are allocated fairly and equitably among eligible accounts.

The portfolio managers could favor one account over another in the order in which trades for accounts are placed. If the portfolio managers determine to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. Luther King has implemented trade allocation and aggregation policies and procedures in an effort to mitigate this potential conflict of interest.

The portfolio managers are responsible for managing other accounts including, with respect to Mr. King, private investment funds, some of which may entitle Luther King to performance fees and/or management fees exceeding those paid by the Small Cap Fund. This compensation structure may present a potential conflict of interest because Luther King and the portfolio managers may be incentivized to favor such accounts over the Small Cap Fund.

As an independent firm, Luther King has full control over its compensation structure. Luther King seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Each member of the professional staff is provided a salary and is eligible to participate in Luther King’s profit sharing plan. The majority of compensation is derived from bonuses which are discretionary and based on individual merit as well as success of Luther King in any given year. Criteria for individual bonuses include stock selection, investment performance and portfolio management. There is no standard formula or method for determining bonuses and the factors considered for bonuses vary by individual.

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The following table sets forth the dollar range of shares beneficially owned by each of the Fund’s portfolio managers as of December 31, 2011:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund Managed by the Portfolio Manager*
Chad Horning	Value Index Fund: $10,001 – 50,000 Growth Index Fund: $10,001 – 50,000
Benjamin Bailey	Intermediate Income Fund: $10,001 – 50,000
Delmar King	Intermediate Income Fund: over $200,000
Ran Leshem	International Index Fund: $0
Patrick Geddes	International Index Fund: $0
Christopher Davis	Core Stock Fund: over $100,000
Kenneth Feinberg	Core Stock Fund: $0
J. Luther King, Jr.	Small Cap Fund: $0
Steven R. Purvis	Small Cap Fund: $100,001 – 500,000

Portfolio Transactions

Pursuant to the Investment Advisory Agreement and the Sub-Investment Advisory Agreements, the Adviser or a Sub-Adviser, as appropriate, determines, subject to the general supervision of the Board of Trustees of the Company and in accordance with each Fund’s investment objectives and restrictions, which securities are to be purchased and sold by a Fund and which brokers are to be eligible to execute such Fund’s portfolio transactions. Purchases and sales of portfolio securities with respect to the Funds usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Adviser and the Sub-Advisers, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere.

The selection of a broker or dealer to execute portfolio transactions is made by the Adviser or the appropriate Sub-Advisor. In executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek best execution. The factors that may be considered in assessing the best execution available for any transaction, include the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, the reasonableness of the commission, if any, and the value of research services. Such research services may include full access to the brokerage firms’ fundamental, quantitative and strategic research via their websites and frequent e-mails, as well as personal contact with the brokerage firm personnel. Such information may be useful to the Adviser or the Sub-Advisers in serving both the Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser or the Sub-Advisers in carrying out their obligations to the Funds. In selecting brokers, the Adviser retains the right to impose its ethical investment guidelines.

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While the Adviser and the Sub-Advisers generally seeks competitive commissions, the Company may not necessarily pay the lowest commission available on each brokerage transaction, for the reasons discussed above.

Total brokerage commissions paid for the last three fiscal years are as follows:*

Fund *	Fiscal Year Ended December 31, 2011	Fiscal Year Ended December 31, 2010	Fiscal Year Ended December 31, 2009
Intermediate Income Fund	$ --	$ --	$ --
Core Stock Fund	37,757	41,798	62,050
International Index Fund	38,051	--	--
Value Index Fund	18,507	24,621	23,333
Growth Index Fund	9,303	11,638	6,232
Small Cap Fund	149,568	79,976	50,419
Genesis Conservative Portfolio	--	--	--
Genesis Balanced Portfolio	--	--	--
Genesis Growth Portfolio	--	--	--

No commissions were paid to any affiliate of the Funds, the Adviser, Aperio, Luther King or Davis.

Except as permitted by applicable laws, rules and regulations, neither the Adviser nor the Sub-Advisers will, on behalf of the Funds, execute portfolio transactions through, acquire portfolio securities issued by or enter into repurchase or reverse repurchase agreements with the Adviser, the Sub-Advisers, the Distributor, or any of their affiliates, and will not give preference to the Adviser’s or the Sub-Advisors’ affiliates with respect to such transactions, securities, repurchase agreements and reverse repurchase agreements.

Investment decisions for each Fund are made independently from those for the other Funds or any other investment company or account managed by the Adviser or the Sub-Advisers. Any such other fund, investment company or account may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and either another Fund of the Company or another investment company or account, the transaction will generally be averaged as to price, and available investments will be allocated as to amount in a manner which the Adviser or the Sub-Adviser, as appropriate, believes to be equitable to the Fund(s) and such other fund, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Adviser or Sub-Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Fund or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Funds, neither the Adviser nor the Sub-Adviser will inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Funds is a customer of the Adviser, the Sub-Advisers or their parents, subsidiaries or affiliates, and, in dealing with its customers, neither the Adviser, the Sub-Advisers, nor their parents, subsidiaries or affiliates will inquire or take into consideration whether securities of such customers are held by the Funds.

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Administrator

The Company has retained JPMorgan Chase Bank, N.A. ("JPMorgan"), 70 Fargo Street, Suite 3 East, Boston, MA 02210-1950, to act as its transfer agent. JPMorgan maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds’ shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For providing transfer agent and shareholder services to the Fund, JPMorgan receives a monthly per account fee from the Company, plus out-of-pocket expenses.

JPMorgan also provides accounting and pricing services to the Company. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable JPMorgan to perform its duties, each Fund pays JPMorgan a monthly fee based on the Fund’s net assets and reimburses JPMorgan for the cost of external pricing services and other out-of-pocket expenses.

JPMorgan also provides administrative services to the Company. In this capacity, JPMorgan supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. JPMorgan supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board of Trustees. Each Fund pays JPMorgan a monthly administrative service fee based on its average daily net assets, plus out-of-pocket expenses. JPMorgan received the following administrative fees for the last three fiscal years:

Administration Fees

Fund*	Fees Paid During the Period From January 1, 2011 through December 31, 2011	Fees Paid During the Period From January 1, 2010 through December 31, 2010*	Fees Paid During the Period From January 1, 2009 through December 31, 2009*
Intermediate Income Fund	$ 151,681	$ 116,666	$ 316,939
Core Stock Fund	79,887	77,896	245,018
International Index Fund	21,292	--	--
Value Index Fund	28,280	27,160	74,153
Growth Index Fund	17,767	11,139	25,465
Small Cap Fund	21,953	9,904	27,531
Genesis Conservative Portfolio	4,061	2,690	--
Genesis Balanced Portfolio	11,200	6,732	--
Genesis Growth Portfolio	12,966	963	--

* Administration fees for the Genesis Conservative Portfolio, Genesis Balanced Portfolio, and Genesis Growth Portfolio for the fiscal year ended December 31, 2009 are not included because these Funds had not commenced operations prior to December 31, 2009. Administration fees for the International Index Fund for the fiscal years ended December 31, 2009 and December 31, 2010 are not included because the Fund had not commenced operations prior to December 31, 2010.

Distributor

Effective on May 1, 2009, BHIL Distributors, Inc. (“BHIL”), 4041 N. High Street, Suite 402, Columbus, Ohio 43214, became the Company’s principal underwriter (“Distributor”) and, as such, is exclusive agent for distribution of shares of the Funds. IFS Fund Distributors, Inc. (“IFS”), 303 Broadway, Suite 1100, Cincinnati, Ohio 45202, served as the Distributor prior to BHIL. The Distributor is obligated to sell the Funds’ shares on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

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The total front-end sales charges and contingent deferred sales charges received and subsequently re-allowed to other parties by BHIL since May 1, 2009, and by IFS prior to May 1, 2009, on behalf of the Funds for the last three fiscal years are as follows:

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Intermediate Income Fund	Fiscal Year Ended 12/31/2011	Fiscal Year Ended 12/31/2010	For the Period from 05/01/09-12/31/09	For the Period from 01/01/09-04/30/09
Class A
Front-end Sales Charges Received by Distributor	$ 69,721	$ 141,196	$ 73,927	$ 20,343
Front-end Sales Charges Re-allowed to Everence and its Affiliates	6,602	10,862	6,273	1,875
Front-end Sales Charges Re-allowed to other Dealers	63,119	130,334	67,654	18,467
Class B**
Deferred Sales Charges Received	NA	NA	5,561	3,974
Deferred Sales Charges Retained	NA	NA	0	0

Core Stock Fund
Class A
Front-end Sales Charges Received by Distributor	$ 47,359	$ 77,416	$ 62,860	$ 36,795
Front-end Sales Charges Re-allowed to Everence and its Affiliates	8,349	8,525	7,809	4,927
Front-end Sales Charges Re-allowed to other Dealers	39,010	68,891	55,051	31,868
Class B**
Deferred Sales Charges Received	NA	NA	3,356	4,156
Deferred Sales Charges Retained	NA	NA	0	0

International Index Fund ***
Class A
Front-end Sales Charges Received by Distributor	$ 2,223	--	--	--
Front-end Sales Charges Re-allowed to Everence and its Affiliates	273	--	--	--
Front-end Sales Charges Re-allowed to other Dealers	1,950	--	--	--
Class B
Deferred Sales Charges Received	NA	--	--	--
Deferred Sales Charges Retained	NA	--	--	--

Value Index Fund
Class A
Front-end Sales Charges Received by Distributor	$ 23,477	$ 29,536	$ 29,012	$ 8,780
Front-end Sales Charges Re-allowed to Everence and its Affiliates	3,008	3,353	3,467	2,160
Front-end Sales Charges Re-allowed to other Dealers	20,469	26,183	25,545	14,643
Class B**
Deferred Sales Charges Received	NA	NA	1,561	1,265
Deferred Sales Charges Retained	NA	NA	0	0
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Growth Index Fund
Class A
Front-end Sales Charges Received by Distributor	$ 7,419	$ 10,285	$ 14,569	$ 8,780
Front-end Sales Charges Re-allowed to Everence and its Affiliates	1,079	1,189	1,843	1,030
Front-end Sales Charges Re-allowed to other Dealers	6,340	9,096	12,726	7,750
Class B**
Deferred Sales Charges Received	NA	NA	152	0
Deferred Sales Charges Retained	NA	NA	0	0

Small Cap Fund
Front-end Sales Charges Received by Distributor	$ 12,591	$ 7,376	$ 13,716	$ 6,889
Front-end Sales Charges Re-allowed to Everence and its Affiliates	1,361	940	1,618	774
Front-end Sales Charges Re-allowed to other Dealers	11,230	6,436	12,098	6,116
Class B**
Deferred Sales Charges Received	NA	NA	107	60
Deferred Sales Charges Retained	NA	NA	0	0

Genesis Conservative Portfolio†
Class A
Front-end Sales Charges Received by Distributor	$ 41,829	$ 65,843	--	--
Front-end Sales Charges Re-allowed to Everence and its Affiliates	5,125	7,244	--	--
Front-end Sales Charges Re-allowed to other Dealers	36,704	58,599	--	--

Genesis Balanced Portfolio†
Class A
Front-end Sales Charges Received by Distributor	$ 145,005	$ 141,598	--	--
Front-end Sales Charges Re-allowed to Everence and its Affiliates	18,071	15,695	--	--
Front-end Sales Charges Re-allowed to other Dealers	126,934	125,903	--	--

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Genesis Growth Portfolio†
Class A
Front-end Sales Charges Received by Distributor	$ 144,586	$ 109,422	--	--
Front-end Sales Charges Re-allowed to Everence and its Affiliates	17,610	10,896	--	--
Front-end Sales Charges Re-allowed to other Dealers	126,976	98,526	--	--

† The total front-end sales charges and contingent deferred sales charges for the Genesis Growth Portfolio, Genesis Balanced Portfolio and Genesis Conservative Portfolio are not included for the fiscal year ended December 31, 2009 because these Funds did not commence operations until 2010.

**On August 14, 2009, the Class B Shares of the Funds were closed and converted into Class A Shares.

***The total front-end sales charges and contingent deferred sales charges for the International Index Fund for the fiscal years ended December 31, 2009 and December 31, 2010 are not included because the Fund had not commenced operations prior to December 31, 2010.

As described in the Prospectus, the Company has adopted Distribution Services Plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act with respect to Class A Shares offered by the Funds in order to pay for activities primarily intended to result in the sale of a Fund’s Class A Shares. Pursuant to the Plan for Class A Shares, the Class A Shares pay a 12b-1 fee of up to 0.50 percent of the average daily net assets of the applicable Fund’s assets attributable to Class A Shares, and up to 0.25 percent of these fees may be used for distribution purposes and up to 0.25 percent may be used for activities or expenses related to account maintenance or personal service to existing shareholders. The Trustees have authorized the Funds to charge no more than 0.25 percent as a 12b-1 fee.

Below are the amounts paid under the Plans for the identified goods and services during the fiscal year ended December 31, 2011:

Intermediate Income Fund
A Shares
Amounts Remitted to Non-Affiliated Broker-Dealers for Distribution Services	$160,347
Amounts Retained by BHIL for Distributor Services	$25,390

Core Stock Fund
A Shares

Distribution Services	$126,336
Distributor Services	$13,452

International Index Fund
A Shares

Distribution Services	$944
Distributor Services	$3,333

Value Index Fund
A Shares

Distribution Services	$54,438
Distributor Services	$4,834

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Growth Index Fund
A Shares
Payments to Non-affiliated Broker Dealers for
Distribution Services	$8,065
Distributor Services	$3,002

Small Cap Fund
A Shares
Payments to Non-affiliated Broker Dealers for
Distribution Services	$11,733
Distributor Services	$3,402

Genesis Conservative Portfolio
A Shares
Payments to Non-affiliated Broker Dealers for
Distribution Services	$33,048
Distributor Services	$840

Genesis Balanced Portfolio
A Shares
Payments to Non-affiliated Broker Dealers for
Distribution Services	$90,302
Distributor Services	$2,309

Genesis Growth Portfolio
A Shares
Payments to Non-affiliated Broker Dealers for
Distribution Services	$71,225
Distributor Services	$1,833

Financial Intermediaries

The Funds have authorized certain financial intermediaries to accept purchase and redemption orders on their behalf. A Fund will be deemed to have received a purchase or redemption order when a financial intermediary or its designee accepts the order. These orders will be priced at the NAV next calculated after the order is accepted.

The Funds may enter into agreements with financial intermediaries under which the Funds pay the financial intermediaries for services, such as networking, sub-transfer agency and/or omnibus recordkeeping. Payments made pursuant to such agreements generally are based on either (a) a percentage of the average daily net assets of clients serviced by such financial intermediaries, or (b) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, distribution plan expenses ("Rule 12b-1 fees") and shareholder servicing fees that a financial intermediary may be receiving under an agreement with the Distributor. The Adviser may pay a portion of the fees for networking, sub-transfer agency and/or omnibus accounting at its own expense and out of its legitimate profits.

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Payment of Additional Cash Compensation

On occasion, the Adviser or the Distributor may make payments out of their respective resources and legitimate profits, which may include profits the Adviser derives from investment advisory fees paid by the Funds, to financial intermediaries as incentives to market the Funds, to cooperate with the Adviser’s promotional efforts, or in recognition of the provision of administrative services and marketing and/or processing support. These payments are often referred to as “additional cash compensation” and are in addition to the sales charges, Rule 12-1 fees, and payments to financial intermediaries as discussed in above. The payments are made pursuant to agreements between financial intermediaries and the Adviser or Distributor and do not affect the price investors pay to purchase shares of a Fund, the amount a Fund will receive as proceeds from such sales, or the amount of Rule 12b-1 fees and other the expenses paid by a Fund.

Additional cash compensation payments may be used to pay financial intermediaries for: (a) transaction support, including any one-time charges for establishing access to Fund shares on particular trading systems (known as “platform access fees”); (b) program support, such as expenses related to including the Funds in retirement programs, fee-based advisory or wrap fee programs, fund supermarkets, bank or trust company products, and/or insurance programs (e.g., individual or group annuity contracts); (c) placement by a financial intermediary on its offered, preferred, or recommended fund list; (d) marketing support, such as providing representatives of the Adviser or Distributor access to sales meetings, sales representatives and management representatives; (e) firm support, such as business planning assistance, advertising, and assistance with educating sales personnel about the Funds and shareholder financial planning needs; (f) providing shareholder and administrative services; and (g) providing other distribution-related or asset retention services.

Additional cash compensation payments generally are structured as basis point payments on gross or net sales or, in the case of platform access fees, fixed dollar amounts.

For the year ended December 31, 2011, the following broker-dealers offering shares of the Funds, and/or their respective affiliates, received additional cash compensation or similar distribution related payments from the Adviser for providing marketing and program support, administrative services, and/or other services as described above: Ameriprise, Charles Schwab & Co, LPL, Fidelity, Pershing, Prudential, and UBS.

Any additions, modifications, or deletions to this list that may have occurred since December 31, 2011 are not reflected. In addition to member firms of the Financial Industry Regulatory Authority, the Adviser or Distributor also reserves the ability to make payments, as described above, to other financial intermediaries that sell or provide services to the funds and shareholders, such as banks, insurance companies, and plan administrators. These firms are not included in this list and may include affiliates of the Adviser. You should ask your financial intermediary whether it receives additional cash compensation payments, as described above, from the Adviser or Distributor or their respective affiliates.

The Adviser, the Distributor and their affiliates also may pay non-cash compensation to financial intermediaries and their representatives in the form of: (a) occasional gifts; (b) occasional meals, tickets or other entertainment; and/or (c) sponsorship support of regional or national conferences or seminars. Such non-cash compensation will be made subject to applicable law.

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Custodian

JPMorgan, located at 70 Fargo Street, Suite 3 East, Boston, Massachusetts 02210, serves as custodian (the “Custodian”) to the Company pursuant to the Custodian Agreement dated as of January 1, 2009 between the Company and the Custodian (the “Custodian Agreement”). The Custodian’s responsibilities include safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities and collecting income on each Fund’s investments. In consideration of such services, each of the Funds pays the Custodian an annual fee plus fixed fees charged for certain portfolio transactions and out-of-pocket expenses. Rules adopted under the 1940 Act permit the Company to maintain its foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Pursuant to those rules, the Custodian may enter into sub custodial agreements for the holding of each Fund’s foreign securities.

Unless sooner terminated, the Custodian Agreement will continue in effect until terminated by the Company upon 60-days’ advance written notice to the Custodian and by the Custodian upon 90-days’ written notice to the Company.

Independent Registered Public Accounting Firm

Ernst & Young LLP, with principal offices at 1900 Scripps Center, 312 Walnut Street, Cincinnati, Ohio 45202 serves as the independent registered public accounting firm for the Funds.

Legal Counsel

Dechert LLP, 200 Clarendon Street, 27th Floor, Boston, Massachusetts 02116, serves as counsel to the Company and its Independent Trustees.

ADDITIONAL INFORMATION

Description of Shares

The Company was organized on September 30, 1993 as a Delaware statutory trust. The Company’s Agreement and Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares, which are shares of beneficial interest, with a par value of $.01 per share (the “Shares”). The Company presently has 9 separate investment portfolios (or series) of Shares. The Company’s Agreement and Declaration of Trust authorizes the Board of Trustees to divide or re-divide any unissued Shares of the Company into one or more additional investment portfolios (or series) by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as described in the Prospectus. When issued for payment as described in the Prospectus and this SAI, the Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Company, shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund that are available for distribution.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company, such as the Company, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding Shares of such Fund. However, Rule 18f-2 also provides that the ratification of an independent registered public accounting firm, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Company voting without regard to the Fund.

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Vote of a Majority of the Outstanding Shares

As used in the Prospectus and this SAI, a “vote of a majority of the outstanding Shares” of a Fund means the affirmative vote, at a meeting of shareholders duly called, of the lesser of: (a) 67 percent or more of the votes of Shareholders of that Fund present at a meeting at which the holders of more than 50 percent of the votes attributable to Shareholders of record of that Fund are represented in person or by proxy; or (b) the holders of more than 50 percent of the outstanding votes of Shareholders of that Fund.

Proxy Voting Policies and Procedures

The Board of Trustees of Praxis Mutual Funds has delegated responsibility for voting proxies relating to each Fund’s portfolio securities to the Adviser, in accordance with the Funds’ proxy voting policies and procedures and subject to the Board’s continuing oversight. Under this delegate authority, the Adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A summary of the proxy voting policies and procedures that the Adviser uses in fulfilling this responsibility, as well as the proxy voting guidelines that are utilized are included for your reference at Appendix B to this SAI. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended December 31 is available free of charge, upon request, by calling (800) 977-2947 or on the SEC’s website at www.sec.gov.

Additional Tax Information

The following is a general discussion only, as of the date of this SAI, which is subject to change. It does not constitute tax advice.

Taxation of the Funds. Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

To qualify as a regulated investment company, each Fund must, among other things: (a) derive in each taxable year at least 90 percent of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income from interests in qualified publicly traded partnerships; (b) diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50 percent of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5 percent of the value of the Fund’s total assets and not greater than 10 percent of the outstanding voting securities of such issuer; and (ii) not more than 25 percent of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) or of one or more qualified publicly traded partnerships; and (c) distribute at least 90 percent of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and its net tax-exempt interest income each taxable year.

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As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to Shareholders. Each Fund intends to distribute to its Shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4 percent excise tax. To prevent imposition of the excise tax, each Fund must distribute during each calendar year an amount equal to the sum of: (1) at least 98 percent of its ordinary income (not taking into account any capital gains or losses) for the calendar year; (2) at least 98 percent of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year; and (3) any ordinary income and capital gains for previous years that were not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to Shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

If for any taxable year a Fund fails to qualify as a regulated investment company, the Fund will be subject to U.S. federal income tax on its taxable income (with no deduction for distributions to shareholders), and Fund distributions will be taxable to shareholders as ordinary dividends to the extent of the Fund’s earnings and profits.

Distributions . Dividends paid out of a Fund’s investment company taxable income generally will be taxable to a U.S. Shareholder as ordinary income. A portion of income from either the Core Stock Fund’s, Value Index Fund’s, Growth Index Fund’s, Small Cap Fund’s, International Index Fund’s, Genesis Conservative Portfolio’s, Genesis Balanced Portfolio’s or Genesis Growth Portfolio’s income may consist of dividends paid by U.S. corporations, and, accordingly, a portion of the dividends paid by these Funds may be eligible for the corporate dividends-received deduction. It is also possible that a portion of the income earned by the Intermediate Income Fund, Genesis Conservative Portfolio, Genesis Balanced Portfolio and Genesis Growth Portfolio may be in the form of dividends from fixed income preferred stock investments. Therefore, a portion of that Fund’s income may also be eligible for the corporate dividends-received deduction.

A portion of the dividends received by individual Shareholders from certain Funds may be treated as “qualified dividend income” which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Fund distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in many cases, distributions from non-U.S. corporations.

Distributions of net capital gains, if any, designated as capital gain dividends will generally be taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held a Fund’s Shares, and are not eligible for the dividends-received deduction.

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For federal tax purposes, distributions received from a Fund will be treated as described above whether received in cash or in additional shares. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional Shares will receive a report as to the net asset value of those Shares.

Original Issue Discount Securities. Investments by a Fund in securities that are issued at a discount will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the “original issue discount”) each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4 percent excise tax.

Options and Hedging Transactions. The taxation of equity options and over-the-counter options on debt securities is governed by Code Section 1234. Pursuant to Code Section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Certain options in which a Fund may invest are “Section 1256 contracts”. Gains or losses on Section 1256 contracts generally are considered 60 percent long-term and 40 percent short-term capital gains or losses (“60/40”). Also, Section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4 percent excise tax, on October 31 of each year) are “marked-to-market” (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.

Generally, the hedging transactions undertaken by a Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by the Funds which is taxed as ordinary income when distributed to shareholders.

Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

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Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which may be distributed to shareholders, and which will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Constructive Sales. Under certain circumstances, a Fund may recognize gain from the constructive sale of an appreciated financial position. If a Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions before the end of the 30th day after the close of the taxable year, if certain conditions are met.

Municipal Obligations. If a Fund invests in tax-exempt municipal obligations from which it earns tax-exempt interest income, such income will not be tax-exempt in the hands of shareholders. In order to avoid the payment of federal income and excise tax, the Fund may be required to distribute such income to shareholders, to whom it will be taxable.

Other Investment Companies. It is possible that, by investing in other investment companies, the Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to each Fund may limit the extent to which each Fund will be able to invest in other investment companies.

Foreign Currency Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities and certain other instruments denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Passive Foreign Investment Companies. If a Fund invests in stock of certain foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any “excess distribution” with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund’s holding period for the stock. The distribution or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company’s stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund’s investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders.

A Fund may be able to make an election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the foreign investment company, regardless of whether it actually received any distributions from the foreign company. These amounts would be included in the Fund’s investment company taxable income and net capital gain, which, to the extent distributed by the Fund as ordinary or capital gain dividends, as the case may be, would not be taxable to the Fund. In order to make this election, the Fund would be required to obtain certain annual information from the foreign investment companies in which it invests, which in many cases may be difficult to obtain. A Fund may make an election with respect to those foreign investment companies which provide the Fund with the required information. Alternatively, another election would involve marking to market a Fund’s PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any market-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

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Sale of Shares. Upon the sale or other disposition of Shares of a Fund, or upon receipt of a distribution in complete liquidation of a Fund, a shareholder generally will realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder’s holding period for the Shares. Any loss realized on a sale or exchange will be disallowed to the extent the Shares disposed of are replaced (including Shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the Shares. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund Shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such Shares.

In some cases, shareholders of a Fund will not be permitted to take all or a portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their Shares. This prohibition generally applies where: (1) the shareholder incurs a sales load in acquiring the Shares of the Fund; (2) the Shares are disposed of before the 91st day after the date on which they were acquired; and (3) the shareholder subsequently acquires Shares in the Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a “reinvestment right” received upon the initial purchase of Fund Shares. The term “reinvestment right” means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of Fund Shares.

Foreign Withholding Taxes. Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

Backup Withholding. Each Fund may be required to withhold U.S. federal income tax at the rate of 28 percent of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Foreign Shareholders. The tax consequences to a foreign shareholder of an investment in a Fund may be different from those described herein. For example, dividends paid by a Fund to a foreign shareholder generally are subject to U.S. withholding tax at a rate of 30 percent (unless the tax is reduced or eliminated by an applicable treaty). For Fund taxable years beginning after December 31, 2004 and before January 1, 2008, a portion of Fund distributions received by a foreign shareholder may, however, be exempt from U.S. withholding tax to the extent attributable to U.S. source interest income and capital gains. Also, for that same three-year period, U.S. estate taxes may not apply to that portion of Shares held by a foreign shareholder that is attributable to Fund assets consisting of certain debt obligations or other property treated as not within the United States for U.S. estate tax purposes. Fund distributions, if any, made during such three year period that are attributable to gains from the sale or exchange of “U.S. real property interests,” which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in “U.S. real property holding corporations,” (including certain non-domestically-controlled REITs), will be taxable to foreign shareholders and will require such shareholders to file U.S. income tax returns. Foreign shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

51

Capital Loss Carryforwards. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after December 31, 2011 may get carried forward indefinitely and retain their character as short-term and/or long-term losses. Prior to the Act, pre-enactment net capital losses incurred by the Funds were carried forward eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As of December 31, 2011, the following Funds had the following capital loss carryforwards for federal income tax purposes.

52

	Amount	Expiration Date
Core Stock Fund	$ 9,048,875	2016
	32,345,717	2017
	3,816,156	2018
	$ 45,210,748

Value Index Fund	$ 8,855,622	2017
	4,875,322	2018
	$ 13,730,984

Growth Index Fund	$ 353,168	2016
	2,252,756	2017
	$ 2,605,933

Small Cap Fund	$ 1,947,720	2017
	$ 1,947,720

A Fund cannot carry back or carry forward any net operating losses.

International Index Fund had a post-effective short-term capital loss carryforward of $102,510 that is not subject to expiration for the year ended December 31, 2011.

During the year ended December 31, 2011, the Core Stock Fund, International Index Fund, Growth Index Fund, and Small Cap Fund utilized $3,348,839, $2,010,074, $330,501 and $3,094,463 of capital loss carryforwards, respectively.

Other Taxation. The Company is organized as a Delaware business trust and, under current law, neither the Company nor any Fund is liable for any income or franchise tax in the State of Delaware, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

Fund shareholders may be subject to state and local taxes on their Fund distributions. In certain states, Fund distributions that are derived from interest on obligations of that state or any municipality or political subdivision thereof may be exempt from taxation. Also, in many states, Fund distributions which are derived from interest on certain U.S. Government obligations may be exempt from taxation.

53

Principal Shareholders

As of April 12, 2012, the following persons held beneficially or of record 5 percent or more of the outstanding shares of the Funds.

Name of Fund	Shareholder Name	Address	Percentage Owned
Intermediate Income Fund Class A	Charles Schwab & Co.	101 Montgomery St. San Francisco, CA 94104	22.13%

International Fund Class A	LPL Financial	Attn: Mutual Fund Operations PO Box 509046 San Diego, CA 92150	9.23%

	Charles Schwab & Co.	101 Montgomery St. San Francisco, CA 94104	7.93%

Value Index Fund Class A	Charles Schwab & Co.	101 Montgomery St. San Francisco, CA 94104	7.95%

	MMATCO LLP	1110 North Main St. Goshen, IN 46528	7.78%

Growth Index Fund Class A	MG Trust Company FBO: Erpelding Voight and Co. LLP	700 17th St., Ste 200 Denver, CO 80202	10.27%

International Index Fund Class A	Charles Schwab & Co.*	101 Montgomery St. San Francisco, CA 94104	59.58%

	MMATCO LLP	1110 North Main St. Goshen, IN 46528	7.76%

Intermediate Income Fund Class I	Mennonite Foundation*	PO Box 483 Goshen, IN 46527	28.31%

	Orchard Trust Co. LLC* c/o Fascore LLC	8515 E Orchard Rd. 2T2 Greenwood Village, CO 80111	26.62%

	MMATCO LLP	PO Box 483 Goshen, IN 46527	20.43%

	Mennonite Foundation FBO: Mennonite Education Agency	PO Box 483 Goshen, IN 46527	7.20%
54

	Everence Capital Management Inc. FBO: Praxis Balanced Allocation	PO Box 483 Goshen, IN 46527	6.50%

Core Stock Fund Class I	Orchard Trust Co. LLC* c/o Fascore LLC	8515 E Orchard Rd. 2T2 Greenwood Village, CO 80111	42.26%

	Mennonite Foundation*	PO Box 483 Goshen, IN 46527	29.68%

	Everence Capital Management Inc. FBO: Praxis Growth Allocation	PO Box 483 Goshen, IN 46527	8.14%

	Everence Capital Management Inc. FBO: Praxis Balanced Allocation	PO Box 483 Goshen, IN 46527	7.62%

	MMATCO LLP	PO Box 483 Goshen, IN 46527	7.02%

International Fund Class I	SEI Private Trust Company* FBO: Mellon Bank	One Freedom Valley Drive Oaks, PA 19456	90.51%

	NFS LLC	113 Hyde Rd. West Hartford, CT 06117	8.44%

Value Index Fund Class I	Orchard Trust Co. LLC* c/o Fascore LLC	8515 E Orchard Rd. 2T2 Greenwood Village, CO 80111	38.50%

	Mennonite Foundation	PO Box 483 Goshen, IN 46527	14.28%

	Everence Capital Management, Inc. FBO: Praxis Growth Allocation	PO Box 483 Goshen, IN 46527	10.30%

	MMATCO LLP	PO Box 483 Goshen, IN 46527	10.19%

	Everence Capital Management, Inc. FBO: Praxis Balanced Allocation	PO Box 483 Goshen, IN 46527	10.07%

	Charles Schwab & Co.	101 Montgomery St. San Francisco, CA 94104	9.88%
55

Small Cap Fund Class I	Orchard Trust Co. LLC* c/o Fascore LLC	8515 E Orchard Rd. 2T2 Greenwood Village, CO 80111	45.71%

	MMATCO LLP	PO Box 483 Goshen, IN 46527	19.73%

	Mennonite Foundation	PO Box 483 Goshen, IN 46527	17.33%

	Everence Capital Management, Inc. FBO: Praxis Growth Allocation	PO Box 483 Goshen, IN 46527	7.93%

	Everence Capital Management, Inc. FBO: Praxis Balanced Allocation	PO Box 483 Goshen, IN 46527	6.50%

Growth Index Fund Class I	Orchard Trust Co. LLC* c/o Fascore LLC	8515 E Orchard Rd. 2T2 Greenwood Village, CO 80111	40.56%

	MMATCO LLP	PO Box 483 Goshen, IN 46527	23.16%

	Mennonite Foundation	PO Box 483 Goshen, IN 46527	13.27%

	Everence Capital Management FBO: Praxis Growth Allocation	PO Box 483 Goshen, IN 46527	9.85%

	Everence Capital Management FBO: Praxis Balanced Allocation	PO Box 483 Goshen, IN 46527	9.64%

International Index Fund Class I	Orchard Trust Co. LLC* c/o Fascore LLC	8515 E Orchard Rd. 2T2 Greenwood Village, CO 80111	41.61%

	MMATCO LLP	PO Box 483 Goshen, IN 46527	23.01%

	Mennonite Foundation	PO Box 483 Goshen, IN 46527	14.90%

	Everence Capital Management, Inc. FBO: Praxis Growth Allocation	PO Box 483 Goshen, IN 46527	6.63%
56

Everence Capital Management, Inc. FBO: Praxis Balanced Allocation	PO Box 483 Goshen, IN 46527	6.11%

Charles Schwab & Co.	101 Montgomery St. San Francisco, CA 94104	5.14%

* A party holding in excess of 25 percent of the outstanding voting securities of a Fund may be deemed to control the Fund based on the substantial ownership interest held and the party’s resultant ability to influence voting on certain matters submitted to shareholders for their consideration and approval.

Miscellaneous

The Funds may include information in their Annual Reports and Semiannual Reports to Shareholders that: (1) describes general economic trends; (2) describes general trends within the financial services industry or the mutual fund industry; (3) describes past or anticipated portfolio holdings for a Fund within the Company; or (4) describes investment management strategies for such Funds. Such information is provided to inform shareholders of the activities of the Funds for the most recent fiscal year or half-year and to provide the views of the Adviser and/or Company officers regarding expected trends and strategies.

Individual Trustees are elected by the shareholders and, subject to removal by the vote of two-thirds of the Board of Trustees, serve for a term lasting until the next meeting of shareholders at which Trustees are elected. Such meetings are not required to be held at any specific intervals, however such a meeting will be held if less than a majority of current Trustees have been elected by shareholders. The Trustees will call a special meeting for the purpose of considering the removal of one or more Trustees upon written request from shareholders owning not less than 10 percent of the outstanding votes of the Company entitled to vote. At such a meeting, a vote of two-thirds of the outstanding shares of the Company has the power to remove one or more Trustees.

The Company is registered with the SEC as a management investment company. Such registration does not involve supervision by the SEC of the management or policies of the Company.

The Prospectus and this SAI omit certain information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

The Prospectus and this SAI are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this SAI .

57

FINANCIAL STATEMENTS

The Financial Statements for the fiscal year ended December 31, 2011 for the Intermediate Income Fund, Core Stock Fund, International Index Fund, Value Index Fund, Small Cap Fund, Growth Index Fund, Genesis Conservative Portfolio, Genesis Balanced Portfolio, and Genesis Growth Portfolio, including notes thereto, and the report of Ernst & Young LLP thereon are included in the funds’ most recent Annual Report to Shareholders (and are incorporated by reference into this SAI). Copies of the Annual Report may be obtained upon request and without charge from the Funds at the address and telephone number provided on the cover of this SAI.

58

APPENDIX A

Commercial Paper Ratings

A Standard & Poor’s Corporation (“S&P”) commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P for commercial paper.

“A-I” — Issue’s degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted “A-l+.”

“A-2” — Issue’s capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

“A-3” — Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.

“B” — Issue has only a speculative capacity for timely payment.

“C” — Issue has a doubtful capacity for payment.

“D” — Issue is in payment default.

Moody’s Investors Service, Inc. (“Moody’s”) commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody’s for commercial paper:

“Prime-1” — Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Principal repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

“Prime-2” — Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

“Prime-3” — Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

“Not Prime” — Issuer does not fall within any of the Prime rating categories.

The three rating categories of Duff & Phelps Credit Rating Co. (“Duff & Phelps”) for investment grade commercial paper are “Duff 1,” “Duff 2” and “Duff 3.” Duff & Phelps employs three designations, “Duff 1+,” “Duff 1” and “Duff 1-,” within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper.

A-1

“Duff 1+” — Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

“Duff 1” — Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

“Duff 1-” — Debt possesses high certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

“Duff-2” — Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

“Duff 3” — Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

“Duff 4” — Debt possesses speculative investment characteristics.

“Duff 5”— Issuer has failed to meet scheduled principal and/or interest payments.

Fitch Investors Service, Inc. (“Fitch”) short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

“F-l+” — Securities possess exceptionally strong credit quality. Issuers assigned this rating are regarded as having the strongest degree of assurance for timely payment.

“F-1” — Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-l+.”

“F-2” — Securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the “F-l+” and “F-1” categories.

“F-3” — Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes in financial and economic conditions.

“D” — Securities are in actual or imminent payment default.

Fitch may also use the symbol “LOC” with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

Thomson BankWatch commercial paper ratings assess the likelihood of an untimely payment of principal or interest of debt having a maturity of one year or less which is issued by United States commercial banks, thrifts and non-banks; non United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

A-2

“TBW-1” — This designation represents Thomson BankWatch’s highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

“TBW-2” — This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated “TBW-1.”

“TBW-3” — This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

“TBW-4” — This designation indicates that the debt is regarded as non-investment grade and therefore speculative.

IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by 1BCA for short-term debt ratings:

“A1 + “ — Obligations are supported by the highest capacity for timely repayment.

“A2” — Obligations are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

“A3” — Obligations are supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

“B” — Obligations capacity for timely repayment is susceptible to changes in business, economic, or financial conditions.

“C” — Obligations have an inadequate capacity to ensure timely repayment.

“D” — Obligations have a high risk of default or are currently in default.

Corporate and Municipal Long-Term Debt Ratings

The following summarizes the ratings used by S&P for corporate and municipal debt:

“AAA” — This designation represents the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

“AA” — Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

“A” — Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

A-3

“BBB” — Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

“BB,” “B,” “CCC,” “CC,” and “C” — Debt that possesses one of these ratings is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” indicates the lowest degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

“CI” — This rating is reserved for income bonds on which no interest is being paid.

“D” — Debt is in default, and payment of interest and/or repayment of principal is in arrears.

PLUS (+) OR MINUS (-) — The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The following summarizes the ratings used by Moody’s for corporate and municipal long-term debt:

“Aaa” — Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa” — Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

“A” — Bonds possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa” — Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba,” “B,” “Caa,” “Ca,” and “C” - Bonds that possess one of these ratings provide questionable protection of interest and principal (“Ba” indicates some speculative elements; “B” indicates a general lack of characteristics of desirable investment; “Caa” represents a poor standing, “Ca” represents obligations which are speculative in a high degree; and “C” represents the lowest rated class of bonds). “Caa,” “Ca” and “C” bonds may be in default.

A-4

Con. (—) — Bonds for which the security depends upon the completion of some act or the fulfillment of some conditions are rated conditionally. These are bonds secured by: (a) earnings of projects under construction; (b) earnings of projects unseasoned in operation experience; (c) rentals which begin when facilities are completed; or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Moody’s applies numerical modifiers 1, 2 and 3 in each generic classification from “Aa” to “B” in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.

The following summarizes the ratings used by Duff & Phelps for corporate and municipal long-term debt:

“AAA” —Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

“AA” —Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

“A” —Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

“BB,” “B,” “CCC,” “DD,” and “DP” —Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated “BB” is deemed likely to meet obligations when due. Debt rated “B” possesses the risk that obligations will not be met when due. Debt rated “CCC” is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated “DD” is a defaulted debt obligation, and the rating “DP” represents preferred stock with divided arrearages.

To provide more detailed indications of credit quality, the “AA,” “A,” “BBB,” “BB” and “B” ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

“AAA” —Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

“AA” —Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-l+.”

A-5

“A” —Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

“BBB” —Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

“BB,” “B,” “CCC,” “C,” “DDD,” “DD,” and “D” —Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings “BB” to “C” represent Fitch’s assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating “DDD” to “D” is an assessment of the ultimate recovery value through reorganization or liquidation.

To provide more detailed indications of credit quality, the Fitch ratings from and including “AA” to “C” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

“AAA” —Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and. interest is substantial such that adverse changes. in business, economic or financial conditions are unlikely to increase investment risk significantly.

“AA” ——Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

“A” — Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

“BBB” — Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

“BB,” “B,” “CCC,” “CC,” and “C” — Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. “BB” represents the lowest degree of speculation and indicates a possibility of investment risk developing. “C” represents the highest degree of speculation and indicates that the obligations are currently in default.

IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.

Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

A-6

“AAA” — This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is very high.

“AA” — This designation indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

“A” — This designation indicates that the ability to repay principal and interest is strong. Issues rated “A” could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

“BBB” — This designation represents Thomson BankWatch’s lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated “BBB” are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

“BB,” “B,” “CCC,” and “CC” — These obligations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. “PB” indicates the lowest degree of speculation and “CC” the highest degree of speculation.

“D” — This designation indicates that the long-term debt is in default.

PLUS (+) OR MINUS (-) — The ratings from “AAA” through “CC” may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

A-7

US and International

Proxy Voting Guidelines

2012 Proxy Season

An Overview of the Everence Financial Approach to

Proxy Voting for U.S. and International companies

B-1

INTRODUCTION

Under its philosophy of Stewardship Investing, Everence believes that the considered and consistent voting of proxies is both our fiduciary duty and our moral responsibility.

As fiscal fiduciaries for our clients, carefully casting proxy ballots demonstrates our commitment to good corporate governance by responsibly participating in corporate decision-making. As co-stewards with our clients, we are mindful of our shared, deep-seated concern for the individuals, communities and environments impacted by our investments and the opportunity proxy voting provides to communicate values of peace, justice, compassion and care of creation.

Everence carefully votes the proxies of both domestic and international holdings, in accordance with the guidelines below, for all accounts managed by Everence-related entities. Clients with separately managed accounts, containing individual equities, can choose to vote their own proxies, upon request.

The Proxy Voting Guidelines set forth in this document derive from the application of Everence’s Stewardship Investing Core Values to the range of issues and concerns that may be expressed on the coming year’s corporate proxy ballot. The objective is to promote long-term value, appropriate accountability and comprehensive sustainability through good governance while raising critical issues of social and environmental corporate responsibility that we believe are integral to successful companies and societies.

These guidelines are intended only as a general guide, as it is not possible to anticipate each and every resolution (either management- or shareholder-sponsored) on which we may be asked to vote. Under certain circumstances, Everence may choose to cast company-specific votes that are not in accordance with these guidelines, in the event that company-specific information indicates that doing so is in the best interest of our clients or the communication of shared stewardship investing values. In determining how to cast a vote on an issue not covered in the guidelines, Everence will look to our Stewardship Investing Philosophy and Core Values for guidance. In addition, Everence will employ a realistic assessment of the prescriptive and communicative implications of the ballot issue, given the advisory nature of most management- and shareholder-sponsored resolutions.

All Everence voting decisions are intended to meet our faith-based fiduciary obligations to our clients, which include support for high standards of corporate governance and social and environmental responsibility. We foresee no conflicts of interest that would hinder the application of this principle. If a conflict does arise, Everence’s Investment Management Committee, charged with approving votes at variance with our guidelines, will seek to eliminate the conflict if it is feasible to do so. In any event, Everence will resolve any such conflict in the best interests of our clients. Everence may not be able to vote all proxies for companies in any account participating in a share-lending program.

These guidelines may also reflect differences between how Everence votes proxies for a U.S. company versus an international company. In voting shares of international companies, Everence is compelled to follow the rules of the governing authority in each individual country. In some markets, these rules can be complicated and onerous. While our objective is to vote every proxy possible, Everence cannot guarantee our ability to vote shares in countries that engage in overly complex or costly proxy voting requirements. Everence has, however, engaged Glass Lewis & Co., a leading proxy voting research and service provider to assist in managing and implementing the guidelines below. Their global reach and experience significantly increases Everence’s ability to vote proxies effectively and efficiently around the world.

I. Election of Directors

Board of Directors

Boards are put in place to represent shareholders and protect their interests. Everence seeks boards with a proven record of protecting shareholders and delivering value over the medium- and long-term. We believe that boards working to protect and enhance the best interests of shareholders are independent, have directors with diverse backgrounds, have a record of positive performance, and have members with a breadth and depth of relevant experience.

B-2

Board Composition

We look at each individual on the board and examine his or her relationships with the company, the company’s executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships are likely to impact the decisions of that board member.

We vote in favor of governance structures that will drive positive performance and enhance shareholder value. The most crucial test of a board’s commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve, is critical to this evaluation.

We believe a director is independent if he or she has no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within the five years prior to the inquiry are usually considered to be “current” for purposes of this test.

In our view, a director is affiliated if he or she has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company. This includes directors whose employers have a material financial relationship with the Company. This also includes a director who owns or controls 20% or more of the company’s voting stock.

We define an inside director as one who simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company.

Although we typically vote for the election of directors, we will recommend voting against directors (or withholding where applicable, here and following) for the following reasons:

•	A director who attends less than 75% of the board and applicable committee meetings.
•	A director who fails to file timely form(s) 4 or 5 (assessed on a case-by-case basis).
•	A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.
•	All board members who served at a time when a poison pill was adopted without shareholder approval within the prior twelve months.

We also feel that the following conflicts of interest may hinder a director’s performance and will therefore recommend voting against a:

•	CFO who presently sits on the board.
•	Director who presently sits on an excessive number of boards
•	Director, or a director whose immediate family member, provides material professional services to the company at any time during the past five years.
•	Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.
•	Director with an interlocking directorship.

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Board Committee Composition

All key committees including audit, compensation, governance, and nominating committees should be composed solely of independent directors and each committee should be focused on fulfilling its specific duty to shareholders. We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating or governance committee or who has served in that capacity in the past year.

Slate Elections

In some countries, companies elect their board members as a slate, whereby shareholders are unable to vote on the election of each individual director, but rather are limited to voting for or against the board as a whole. If significant issues exist concerning one or more of the nominees, we will recommend voting against the entire slate of directors.

Review of the Compensation Discussion and Analysis (CD&A) Report

1.	We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. In our evaluation of the CD&A, we examine, among other factors, the extent to which the company has used performance goals in determining overall compensation, how well the company has disclosed performance metrics and goals and the extent to which the performance metrics, targets and goals are implemented to enhance company performance. We would recommend voting against the chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets. However, if a company provides shareholders with an advisory vote on compensation, we will recommend that shareholders only vote against the advisory compensation vote proposal unless the compensation practices are particularly egregious or persistent.

Review of Risk Management Controls

We believe companies, particularly financial firms, should have a dedicated risk committee, or a committee of the board charged with risk oversight, as well as a chief risk officer who reports directly to that committee, not to the CEO or another executive. In cases where a company has disclosed a sizable loss or writedown, and where a reasonable analysis indicates that the company’s board-level risk committee should be held accountable for poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise), we will consider recommending to vote against the chairman of the board on that basis.

Separation of the roles of Chairman and CEO

Everence believes that separating the roles of corporate officers and the chairman of the board is a better governance structure than a combined executive/chairman position. The role of executives is to manage the business on the basis of the course charted by the board. Executives should be in the position of reporting and answering to the board for their performance in achieving the goals set out by such board. This becomes much more complicated when management actually sits on, or chairs, the board.

We view an independent chairman as better able to oversee the executives of the company and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. This, in turn, leads to a more proactive and effective board of directors that is looking out for the interests of shareholders above all else.

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We do not recommend voting against CEOs who serve on or chair the board. However, we do support a separation between the roles of chairman of the board and CEO, whenever that question is posed in a proxy.

In the absence of an independent chairman, we support the appointment of a presiding or lead director with authority to set the agenda for the meetings and to lead sessions outside the presence of the insider chairman.

Majority Voting for the Election of Directors

Everence will generally support proposals calling for the election of directors by a majority vote in place of plurality voting. If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to assume the role of a director. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.

Classified Boards

Everence favors the repeal of staggered boards in favor of the annual election of directors. We believe that staggered boards are less accountable to shareholders than annually elected boards. Furthermore, we feel that the annual election of directors encourages board members to focus on protecting the interests of shareholders.

II. Financial Reporting

Auditor Ratification

We believe that role of the auditor is crucial in protecting shareholder value. In our view, shareholders should demand the services of objective and well-qualified auditors at every company in which they hold an interest. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders.

Everence generally supports management's recommendation regarding the selection of an auditor. However, we recommend voting against the ratification of auditors for the following reasons:

•	When audit fees added to audit-related fees total less than one-third of total fees.
•	When there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error).
•	When the company has aggressive accounting policies.
•	When the company has poor disclosure or lack of transparency in financial statements.
•	When there are other relationships or issues of concern with the auditor that might suggest a conflict between the interest of the auditor and the interests of shareholders.
•	When the company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

Auditor Rotation

We typically support audit related proposals regarding mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).

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Pension Accounting Issues

Proxy proposals sometimes raise the question as to whether pension accounting should have an effect on the company's net income and therefore be reflected in the performance of the business for purposes of calculating payments to executives. It is our view that pension credits should not be included in measuring income used to award performance-based compensation. Many of the assumptions used in accounting for retirement plans are subject to the discretion of a company, and management would have an obvious conflict of interest if pay were tied to pension income.

Accounts and Reports

Many countries require companies to submit the annual financial statements, director reports and independent auditors’ reports to shareholders at a general meeting. Shareholder approval of such a proposal does not discharge the board or management. We will usually recommend voting in favor of these proposals except when there are concerns about the integrity of the statements/reports. However, should the audited financial statements, auditor’s report and/or annual report not be published at the writing of our report, we will recommend that shareholders abstain from voting on this proposal.

Income Allocation (Distribution of Dividend)

In many countries, companies must submit the allocation of income for shareholder approval. We will generally recommend voting for such a proposal. However, we will give particular scrutiny to cases where the company’s dividend payout ratio is exceptionally low or excessively high relative to its peers and the company has not provided a satisfactory explanation. We generally recommend abstaining from dividends with payout ratios of less than 10% or more than 200%.

III. Compensation

Equity Based Compensation Plans

Everence evaluates option and other equity-based compensation on a case-by-case basis. We believe that equity compensation awards are a useful tool, when not abused, for retaining and incentivizing employees to engage in conduct that will improve the performance of the company.

We evaluate option plans based on ten overarching principles:

•	Companies should seek additional shares only when needed.
•	The number of shares requested should be small enough that companies need shareholder approval every three to four years (or more frequently).
•	If a plan is relatively expensive, it should not be granting options solely to senior executives and board members.
•	Annual net share count and voting power dilution should be limited.
•	Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and in line with the peer group.
•	The expected annual cost of the plan should be proportional to the value of the business.
•	The intrinsic value received by option grantees in the past should be reasonable compared with the financial results of the business.
•	Plans should deliver value on a per-employee basis when compared with programs at peer companies.
•	Plans should not permit re-pricing of stock options.

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Option Exchanges

Option exchanges are reviewed on a case-by-case basis, although they are approached with great skepticism. Repricing is tantamount to a re-trade. We will support a repricing only if the following conditions are true:

•	Officers and board members do not participate in the program.
•	The stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude.
•	The exchange is value neutral or value creative to shareholders with very conservative assumptions and a recognition of the adverse selection problems inherent in voluntary programs.
•	Management and the board make a cogent case for needing to incentivize and retain existing employees, such as being in a competitive employment market.

Performance Based Options

We generally recommend that shareholders vote in favor of performance-based option requirements. We feel that executives should be compensated with equity when their performance and that of the company warrants such rewards. We believe that boards can develop a consistent, reliable approach, as boards of many companies have, that would attract executives who believe in their ability to guide the company to achieve its targets.

Linking Pay with Performance

Executive compensation should be linked directly with the performance of the business the executive is charged with managing. Everence grades companies on an A to F scale based on our analysis of executive compensation relative to performance and that of the company’s peers and will recommend voting against the election of compensation committee members at companies that receive a grade of F (as defined by the pay for performance model of our proxy research partner, Glass Lewis & Co).

Director Compensation Plans

Non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, we support compensation plans that include equity-based awards, which help to align the interests of outside directors with those of shareholders. Director fees should be competitive in order to retain and attract qualified individuals.

Advisory Votes on Compensation – “Say on Pay”

Given the complexity of most companies’ compensation programs, Everence applies a highly nuanced approach when analyzing advisory votes on executive compensation. We review each company’s compensation on a case-by-case basis, recognizing that each company must be examined in the context of industry, size, maturity, performance, financial condition, its historic pay for performance practices, and any other relevant internal or external factors.

Where we find those specific policies and practices serve to reasonably align compensation with performance, and such practices are adequately disclosed, Everence will recommend supporting the company’s approach. If, however, those specific policies and practices fail to demonstrably link compensation with performance, Everence will generally recommend voting against the say-on-pay proposal. For companies that received a significant (anything greater than 25% of votes cast) shareholder vote against their say on pay proposal in 2011, we believe the board should demonstrate some level of shareholder engagement and responsiveness to the shareholder concerns driving the discontent. While we recognize that sweeping changes cannot be made to a compensation program without due consideration, we will look for disclosure in the proxy statement and other publicly-disclosed filings that indicates the compensation committee is responding to the prior year’s vote results, including engaging with shareholders to identify the concerns causing the substantial vote against. In the absence of any evidence that the board is actively engaging shareholders on this issue and responding accordingly, we will withhold votes for compensation committee members for their failure to respond.

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Everence focuses on four main areas when reviewing say-on-pay proposals:

•	The overall design and structure of the executive compensation program including performance metrics;
•	The quality and content of disclosure;
•	The amount paid to executives; and
•	The link between compensation and performance as indicated by the company’s current and past pay-for-performance grades (as defined by Everence’s proxy research partner, Glass Lewis & Co.)

We also review any significant changes or modifications, and rationale for such changes, made to the compensation structure or award amounts, including base salaries.

In cases where we find deficiencies in a company’s compensation program’s design, implementation or management, we will recommend that shareholders vote against the say-on-pay proposal. Generally such instances include evidence of a pattern of poor pay for performance practices (i.e., deficient or failing pay-for-performance grades), unclear or questionable disclosure regarding the overall compensation structure (e.g., limited information regarding benchmarking processes, limited rationale for bonus performance metrics and targets, etc.), questionable adjustments to certain aspects of the overall compensation structure (e.g., limited rationale for significant changes to performance targets or metrics, the payout of guaranteed bonuses or sizable retention grants, etc.), and/or other egregious compensation practices.

“Say-When-on-Pay”

Everence believes companies should submit say-on-pay votes to shareholders every year. We believe that the time and financial burdens to a company with regard to an annual vote are relatively small and incremental and are outweighed by the benefits to shareholders through more frequent accountability. Implementing biannual or triennial votes on executive compensation limits shareholders’ ability to hold the board accountable for its compensation practices through means other than voting against the compensation committee. Unless a company provides a compelling rationale or unique circumstances for say-on-pay votes less frequent than annually, we will generally recommend that shareholders support annual votes on compensation.

Limits on Executive Compensation

Proposals to limit executive compensation will be evaluated on a case-by-case basis. As a general rule, we believe that executive compensation should be left to the board's compensation committee. We view the election of directors, and specifically those who sit on the compensation committee, as the appropriate mechanism for shareholders to express their disapproval or support of board policy on this issue.

Limits on Executive Stock Options

We favor the grant of options to executives. Options are a very important component of compensation packages designed to attract and retain experienced executives and other key employees. Tying a portion of an executive's compensation to the performance of the company also provides an excellent incentive to maximize share values by those in the best position to affect those values. Accordingly, we typically vote against caps on executive stock options.

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IV. Governance Structure

Anti-Takeover Measures

Poison Pills (Shareholder Rights Plans)

Everence believes that poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock.

We believe that boards should be given wide latitude in directing the activities of the company and charting the company's course. However, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, we believe that shareholders should be allowed to vote on whether or not they support such a plan's implementation.

When a classified board adopts a poison pill without shareholder approval within the prior twelve months and shareholders are unable to vote against all members of the board due to the board’s staggered structure, we will vote against the remaining directors in the next year they are up for a shareholder vote.

In certain limited circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable ‘qualifying offer’ clause.

Right of Shareholders to Call a Special Meeting

We will vote in favor of proposals that allow shareholders to call special meetings. In order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting such a meeting.

Shareholder Action by Written Consent

We will vote in favor of proposals that allow shareholders to act by written consent. In order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting action by written consent.

Authorized Shares

Proposals to increase the number of authorized shares will be evaluated on a case-by-case basis. Adequate capital stock is important to the operation of a company. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock beyond what is currently available:

1.	Stock split
2.	Shareholder defenses
3.	Financing for acquisitions
4.	Financing for operations

Unless we find that the company has not disclosed a detailed plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend in favor of the authorization of additional shares.

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Increase in Authorized Shares (International markets)

Everence believes that adequate capital stock is important to the operation of a company. We will generally support proposals when a company could reasonably use the requested shares for financing, stock splits and stock dividends. While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of large pools of unallocated shares available for any purpose.

In general, we will support proposals to increase authorized shares up to 100 % of the number of shares currently authorized unless, after the increase the company would be left with less than 30 % of its authorized shares outstanding.

Issuance of Shares (International markets)

Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not disclosed a detailed plan for use of the proposed shares, or where the number of shares requested are excessive, we typically recommend against the issuance. In the case of a private placement, we will also consider whether the company is offering a discount to its share price.

In general, we will support proposals to issue shares (with pre-emption rights) when the requested increase is the lesser of (i) the unissued ordinary share capital; or (ii) a sum equal to one-third of the issued ordinary share capital. This authority should not exceed five years. In some countries, if the proposal contains a figure greater than one-third, the company should explain the nature of the additional amounts.

We will also generally support proposals to suspend pre-emption rights for a maximum of 5% of the issued ordinary share capital of the company. If the proposal contains a figure greater than 5%, the company should provide an explanation. This authority should not exceed five years, or less for some countries.

Repurchase of Shares (International markets)

We will recommend voting in favor of a proposal to repurchase shares when the plan includes the following provisions: (i) a maximum number of shares which may be purchased (typically not more than 15% of the issued share capital); and (ii) a maximum price which may be paid for each share (as a percentage of the market price).

Voting Structure

Cumulative Voting

Everence will vote for proposals seeking to allow cumulative voting unless the company has majority voting for the election of directors in which case we will vote against. Cumulative voting is a voting process that maximizes the ability of minority shareholders to ensure representation of their views on the board. Cumulative voting generally operates as a safeguard for by ensuring that those who hold a significant minority of shares are able to elect a candidate of their choosing to the board.

Supermajority Vote Requirements

Everence favors a simple majority voting structure. Supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to our interests. One key example is in the takeover context where supermajority vote requirements can strongly limit shareholders’ input in making decisions on such crucial matters as selling the business.

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Proxy access

The SEC’s move to mandate proxy access has been stopped by last year’s US Court of Appeals decision. Shareholders do plan, however, to submit proposals at US companies requesting access and this will be one of the hottest topics for the upcoming season. We will consider supporting well-crafted and reasonable proposals requesting proxy access, as we believe that in some cases, adoption of this provision allows for improved shareholder rights and ensures that shareholders who maintain a long-term interest in the target company have an ability to nominate candidates for the board. Glass Lewis reviews proposals requesting proxy access on a case-by-case basis, and will consider the following in the analysis:

•	Company size;
•	The shareholder proponent and their reasoning for putting forth the proposal at the target company;
•	The percentage ownership requested and holding period requirement;
•	Shareholder base in both percentage of ownership and type of shareholder (e.g., hedge fund, activist investor, mutual fund, pension fund, etc.);
•	Responsiveness of board and management to shareholders evidenced by progressive shareholder rights policies (e.g., majority voting, declassifying boards, etc.) and reaction to shareholder proposals;
•	Company performance and steps taken to improve bad performance (e.g., new executives/directors, spin-offs, etc.);
•	Existence of anti-takeover protections or other entrenchment devices;
•	Opportunities for shareholder action (e.g., ability to act by written consent or right to call a special meeting).

Exclusive Forum Provisions

Various companies have been adopting bylaws to establish Delaware as the exclusive jurisdiction for state corporate law disputes. Because the January 2011 court opinion in Galaviz v. Berg suggested that unilaterally adopted bylaws may not be enforceable, a number of companies began putting their bylaw amendments to a shareholder vote.

We believe that any charter or bylaw provision limiting a shareholder’s choice of legal venue is not in the best interests of shareholders. Such clauses may effectively discourage the use of shareholder derivative claims by increasing their associated costs and making them more difficult to pursue. As such, shareholders should be wary about approving any limitation on their legal recourse including limiting themselves to a single jurisdiction (e.g. Delaware) without compelling evidence that it will benefit shareholders. Everence will vote on a case-by-case basis for any bylaw or charter amendment seeking to adopt an exclusive forum provision.

Shareholder Proposals

Socially responsible shareholder resolutions are receiving a great deal more attention from institutional shareholders today than in the past. In addition to moral and ethical considerations intrinsic to many of these proposals, there is a growing recognition of their potential impact on the economic performance of the company. Among the reasons for this change are:

•	the number and variety of shareholder resolutions on social and environmental issues has increased.

•	many of the sponsors and supporters of these resolutions are large institutional shareholders with significant holdings, and therefore, greater direct influence on the outcomes.

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•	the proposals are more sophisticated – better written, more focused, and more sensitive to the feasibility of implementation.

•	investors now understand that a company’s response to social and environmental issues can have serious economic consequences for the company and its shareholders.

In general, Everence supports shareholder proposals related to social, workforce, and environmental topics that seek to create good corporate citizens while enhancing long-term shareholder and stakeholder value. Everence will vote for disclosure reports that seek additional information particularly when it appears companies have not adequately addressed shareholders' social, workforce, and environmental concerns. In determining our votes on shareholder social, workforce, and environmental proposals, we also analyze the following factors:

•	Whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value.

•	The percentage of sales, assets and earnings affected.

•	The degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing.

•	Whether the issues presented should be dealt with through government or company-specific action.

•	Whether the company has already responded in some appropriate manner to the request embodied in a proposal.

•	Whether the company's analysis and voting recommendation to shareholders is persuasive.

•	What other companies have done in response to the issue.

•	Whether the proposal itself is well framed and reasonable.

•	Whether implementation of the proposal would achieve the objectives sought in the proposal.

In general, Everence supports proposals that request the company to furnish information helpful to shareholders in evaluating the company’s operations. In order to be able to intelligently monitor their investments shareholders often need information best provided by the company in which they have invested. Requests to report such information to investors merit support. Requests to establish special committees of the board to address broad corporate policy and provide forums for ongoing dialogue on issues including, but not limited to shareholder relations, the environment, human rights, occupational health and safety, and executive compensation, will generally be supported, particularly when they appear to offer a potentially effective method for enhancing shareholder value. We will closely evaluate proposals that ask the company to cease certain actions that the proponent believes are harmful to society or some segment of society with special attention to the company’s legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request. Everence supports shareholder proposals that improve the company’s public image, and reduce exposure to liabilities.

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Diversity and Equality

Significant progress has been made in recent years in the advancement of women and racial minorities in the workplace and the establishment of greater protections against discriminatory practices in the workplace. In the U.S, there are many civil rights laws that are enforced by the Equal Employment Opportunity Commission. The Civil Rights Act of 1964 prohibits discrimination based on race, color, religion, sex and nationality. However, discrimination on the basis of race, gender, religion, nationality, and sexual preference continues. The SEC’s revised disclosure rules now require information on how boards factor diversity into the director nomination process, as well as disclosure of how the board assesses the effectiveness of its diversity policy. Shareholder proposals on diversity may target a company’s board nomination procedures or seek greater disclosure on a company’s programs and procedures on increasing the diversity of its workforce, and make reference to one or more of the following points:

•	Violations of workplace anti-discrimination laws lead to expensive litigation and damaged corporate reputations that are not in the best interests of shareholders.

•	Employers already prepare employee diversity reports for the EEOC, so preparing a similar report to shareholders can be done at minimal cost.

•	The presence of women, ethnic minorities and union members in workforce and customer pools gives companies with diversified boards a practical advantage over their competitors as a result of their unique perspectives.

•	Efforts to include women, minorities and union representatives on corporate boards can be made at reasonable costs.

•	Reports can be prepared “at reasonable expense” describing efforts to encourage diversified representation on their boards. Board diversification increases the pool of the company’s potential investors because more and more investors are favoring companies with diverse boards.

•	A commitment to diversity in the workforce can lead to superior financial returns.

Add Women and Minorities to Board:

Board diversification proposals ask companies to put systems in place to increase the representation of women, racial minorities, union members or other underrepresented minority groups on boards of directors. In prior years, board diversification proposals requested that companies nominate board members from certain constituencies, appoint special committees to recommend underrepresented classes of board members, establish board positions reserved for representatives of certain groups, or simply “make greater efforts” to nominate women and ethnic minorities to their boards.

•	Vote for shareholder proposals that ask the company to take steps to nominate more women and racial minorities to the board.

•	Vote for shareholder proposals asking for reports on board diversity.

•	Vote for shareholder proposals asking companies to adopt nomination charters or amend existing charters to include reasonable language addressing diversity.

Report on the Distribution of Stock Options by Gender and Race:

Companies have received requests from shareholders to prepare reports documenting the distribution of the stock options and restricted stock awards by race and gender of the recipient. Proponents of these proposals argue that, in the future, there will be a shift toward basing racial and gender discrimination suits on the distribution of corporate wealth through stock options. The appearance of these proposals is also in response to the nationwide wage gap and under representation of minorities and women at the highest levels of compensation.

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•	Vote for shareholder proposals asking companies to report on the distribution of stock options by race and gender of the recipient.

Prepare Report/Promote EEOC-Related Activities:

Filers of proposals on this issue generally ask a company to make available, at reasonable cost and omitting proprietary information, data the company includes in its annual report to the Equal Employment Opportunity Commission (EEOC) outlining the make-up of its workforce by race, gender and position. Shareholders also ask companies to report on any efforts they are making to advance the representation of women and ethnic minorities in jobs in which they have been historically underrepresented, such as sales and management. The costs of violating federal laws that prohibit discrimination by corporations are high and can affect corporate earnings. The Equal Opportunities Employment Commission does not release the companies’ filings to the public, unless it is involved in litigation, and this information is difficult to obtain from other sources. Companies need to be sensitive to minority employment issues as the new evolving work force becomes increasingly diverse. This information can be provided with little cost to the company and does not create an unreasonable burden on management.

•	Vote for shareholder proposals that ask the company to report on its diversity and/or affirmative action programs.

•	Vote for shareholder proposals calling for legal and regulatory compliance and public reporting related to non-discrimination, affirmative action, workplace health and safety, and labor policies and practices that effect long-term corporate performance.

•	Vote for shareholder proposals requesting nondiscrimination in salary, wages and all benefits.

•	Vote for shareholder proposals calling for action on equal employment opportunity and antidiscrimination.

Report on Progress Toward Glass Ceiling Commission Recommendations:

In November 1995, the Glass Ceiling Commission (Commission), a bipartisan panel of leaders from business and government, issued a report describing “an unseen yet unbreachable barrier that keeps women and minorities from rising to the upper rungs of the corporate ladder.” The Commission recommended that companies take practical steps to rectify this disparity, such as including diversity goals in business plans, committing to affirmative action for qualified employees and initiating family-friendly labor policies. Shareholders have submitted proposals asking companies to report on progress made toward the Commission’s recommendations.

•	Vote for shareholder proposals that ask the company to report on its progress against the Glass Ceiling Commission’s recommendations.

•	Vote for shareholder proposals seeking to eliminate the “glass ceiling” for women and minority employees.

Prohibit Discrimination on the Basis of Sexual Orientation or Gender Identity:

Federal law does not ban workplace discrimination against gay and lesbian employees, and only a handful of states have enacted workplace protections for these employees. Although an increasing number of US companies have explicitly banned discrimination on the basis of sexual orientation or gender identity in their equal employment opportunity (EEO) statements, many still do not. Shareholder proponents and other activist groups concerned with gay and lesbian rights, such as the Human Rights Campaign (HRC) and the Pride Foundation, have targeted U.S. companies that do not specifically restrict discrimination on the basis of sexual orientation in their EEO statements. Shareholder proposals on this topic ask companies to change the language of their EEO statements in order to put in place anti-discrimination protection for their gay and lesbian employees. In addition, proposals may seek disclosure on a company’s general initiatives to create a workplace free of discrimination on the basis of sexual orientation, including reference to such items as support of gay and lesbian employee groups, diversity training that addresses sexual orientation, and non-medical benefits to domestic partners of gay and lesbian employees.

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•	Vote for shareholder proposals to include language in EEO statements specifically barring discrimination on the basis of sexual orientation or gender identity.

•	Vote for shareholder proposals seeking reports on a company’s initiatives to create a workplace free of discrimination on the basis of sexual orientation or gender identity.

•	Vote against shareholder proposals that seek to eliminate protection already afforded to gay and lesbian employees.

Report on/Eliminate Use of Racial Stereotypes in Advertising:

Many companies continue to use racial stereotypes or images perceived as racially insensitive in their advertising campaigns. Filers of shareholder proposals on this topic often request companies to give more careful consideration to the symbols and images that are used to promote the company.

•	Vote for shareholder proposals seeking more careful consideration of using racial stereotypes in advertising campaigns, including preparation of a report on this issue.

Labor and Human Rights

Investors, international human rights groups, and labor advocacy groups have long been making attempts to safeguard worker rights in the international marketplace. In instances where companies themselves operate factories in developing countries for example, these advocates have asked that the companies adopt global corporate standards that guarantee sustainable wages and safe working conditions for their workers abroad. Companies that contract out portions of their manufacturing operations to foreign companies have been asked to ensure that the products they receive from those contractors have not been made using forced labor, child labor, or sweatshop labor. These companies are asked to adopt formal vendor standards that, among other things, include some sort of monitoring mechanism. Globalization, relocation of production overseas, and widespread use of subcontractors and vendors, often make it difficult to obtain a complete picture of a company’s labor practices in global markets. Many Investors believe that companies would benefit from adopting a human rights policy based on the Universal Declaration of Human Rights and the International Labour Organization’s Core Labor Standards. Efforts that seek greater disclosure on a company’s labor practices and that seek to establish minimum standards for a company’s operations will be supported. In addition, requests for independent monitoring of overseas operations will be supported.

Everence generally supports proposals that call for the adoption and/or enforcement of principles or codes relating to countries in which there are systematic violations of human rights; such as the use of slave, child, or prison labor; a government that is illegitimate; or there is a call by human rights advocates, pro-democracy organizations, or legitimately-elected representatives for economic sanctions. The use of child, sweatshop, or forced labor is unethical and can damage corporate reputations. Poor labor practices can lead to litigation against the company, which can be costly and time consuming.

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Codes of Conduct and Vendor Standards:

In recent years, an increasing number of shareholder proposals have been submitted that pertain to the adoption of codes of conduct or provision of greater disclosure on a company’s international workplace standards. Companies have been asked to adopt a number of different types of codes, including a workplace code of conduct, standards for international business operations, human rights standards, International Labour Organization (ILO) standards and the SA 8000 principles. The ILO is an independent agency of the United Nations which consists of 180 member nations represented by workers, employers, and governments. The ILO’s general mandate is to promote a decent workplace for all individuals. The ILO sets international labor standards in the form of its conventions and then monitors compliance with the standards. The seven conventions of the ILO fall under four broad categories: Right to organize and bargain collectively, Nondiscrimination in employment, Abolition of forced labor, and End of child labor. Each of the 183 member nations of the ILO is bound to respect and promote these rights to the best of their abilities. SA 8000 is a set of labor standards, based on the principles of the ILO conventions and other human rights conventions, and covers eight workplace conditions, including: child labor, forced labor, health and safety, freedom of association and the right to collective bargaining, discrimination, disciplinary practices, working hours and compensation. The Global Sullivan Principles are a set of guidelines that support economic, social and political justice by companies where they do business; to support human rights and to encourage equal opportunity at all levels of employment.

•	Vote for shareholder proposals to implement human rights standards and workplace codes of conduct.

•	Vote for shareholder proposals calling for the implementation and reporting on ILO codes of conduct, SA 8000 Standards, or the Global Sullivan Principles.

•	Vote for shareholder proposals that call for the adoption of principles or codes of conduct relating to company investments in countries with patterns of human rights abuses (e.g. Northern Ireland, Burma, former Soviet Union, and China).

•	Vote for shareholder proposals that call for independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with codes.

•	Vote for shareholder proposals that seek publication of a “Code of Conduct” to the company’s foreign suppliers and licensees, requiring they satisfy all applicable standards and laws protecting employees’ wages, benefits, working conditions, freedom of association, and other rights.

•	Vote for shareholder proposals seeking reports on, or the adoption of, vendor standards including: reporting on incentives to encourage suppliers to raise standards rather than terminate contracts and providing public disclosure of contract supplier reviews on a regular basis.

•	Vote for shareholder proposals to adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced labor, child labor, or that fail to comply with applicable laws protecting employee’s wages and working conditions.

Adopt/Report on MacBride Principles:

The MacBride Principles, a set of nine fair employment guidelines for companies with operations in Northern Ireland, were created to remedy the under-representation of a minority (Catholics) in the workforce. Critics of the principles, most notably the British Government, point out that companies in Northern Ireland already are subject to Britain’s Fair Employment Act (FEA) that has been credited with significantly improving the representation of Catholics in the workforce in that region. Some MacBride opponents say that by agreeing to abide by the Principles, companies may unintentionally run afoul of the FEA by engaging in reverse discrimination. Aware of the potential legal liability, shareholder proponents of the Principles word their MacBride resolutions to request only that firms, “take all lawful steps” to implement the MacBride Principles.

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•	Vote for shareholder proposals to report on or implement the MacBride Principles.

Community Impact Assessment / Indigenous Peoples’ Rights:

In recent years, a number of U.S. public companies have found their operations or expansion plans in conflict with local indigenous groups. In order to improve their standing with indigenous groups and decrease any negative publicity companies may face, some concerned shareholders have sought reports requesting that companies review their obligations, actions and presence on these groups. Some have also requested these companies adopt policies based on the Draft UN Declaration on the Rights of Indigenous Peoples and the Organization of American States’ (OAS) American Declaration on rights of Indigenous Peoples. Some companies such as Starbucks have reached agreements with local governments to ensure better business practices for products produced by indigenous groups. Shareholders, concerned with the negative impact that the company’s operations may have on the indigenous people’s land and community, have sought reports detailing the impact of the company’s actions and presence on these groups.

•	Vote for shareholder proposals to prepare reports on a company’s environmental and health impact on communities.

Report on Risks of Outsourcing:

Consumer interest in keeping costs low through comparison shopping, coupled with breakthroughs in productivity have prompted companies to look for methods of increasing profit margins while keeping prices competitive. Through a practice known as off-shoring, the outsourcing or moving of manufacturing and service operations to foreign markets with lower labor costs, companies have found one method where the perceived savings potential is quite substantial. Shareholder opponents of outsourcing argue that there may be long-term consequences to offshore outsourcing that outweigh short-term benefits such as backlash from a public already sensitive to off-shoring, security risks from information technology development overseas, and diminished employee morale. Shareholder proposals addressing outsourcing ask that companies prepare a report to shareholders evaluating the risk to the company’s brand name and reputation in the U.S. from outsourcing and off-shoring of manufacturing and service work to other countries.

•	Vote for shareholders proposals asking for companies to report on the risks associated with outsourcing or off-shoring.

Report on the Impact of Health Pandemics on Company Operations

Sub-Saharan Africa is the most affected region in the world with regard to the HIV/AIDS epidemic. In 2003, an estimated 26.6 million people in this region were living with HIV and approximately 2.3 million people died of AIDS. With limited access to antiretroviral treatment for HIV/AIDS, the increasing death toll is expected to have profound social, political and economic impact on that region and the companies or industries with operations in Sub-Saharan Africa. In the past, shareholder proposals asked companies to develop policies to provide affordable HIV/AIDS, Malaria, and Tuberculosis drugs in third-world countries. However, in recent years, shareholders have changed their tactic, asking instead for reports on the impact of these pandemics on company operations, including both pharmaceutical and non-pharmaceutical companies operating in high-risk areas. This change is consistent with the general shift in shareholder proposals towards risk assessment and mitigation.

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•	Vote for shareholder proposals asking for companies to report on the impact of pandemics, such as HIV/AIDS, Malaria, and Tuberculosis, on their business strategies.

Operations in High Risk Markets

In recent years, shareholder advocates and human rights organizations have highlighted concerns associated with companies operating in regions that are politically unstable, including state sponsors of terror. The U.S. government has active trade sanction regimes in place against a number of countries, including Burma, Cuba, Iran, North Korea, Sudan, and Syria, among others. These sanctions are enforced by the Office of Foreign Assets Control, which is part of the U.S. Department of the Treasury. However, these countries do not comprise an exhaustive list of countries considered to be high-risk markets.

Shareholder proponents have filed resolutions addressing a variety of concerns around how investments and operations in high-risk regions may support, or be perceived to support, potentially oppressive governments. Proponents contend that operations in these countries may lead to potential reputational, regulatory, and/or supply chain risks as a result of operational disruptions. Concerned shareholders have requested investment withdrawals or cessation of operations in high-risk markets as well as reports on operations in high-risk markets. Such reports may seek additional disclosure from companies on criteria employed for investing in, continuing to operate in, and withdrawing from specific countries.

Depending on the country’s human rights record, investors have also asked companies to refrain from commencing new projects in the country of concern until improvements are made. In addition, investors have sought greater disclosure on the nature of a company’s involvement in the country and on the impact of their involvement or operations.

Vote for requests for a review of and a report outlining the company’s potential financial and reputation risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or otherwise, taking into account:

•	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption.

•	Current disclosure of applicable risk assessment(s) and risk management procedures.

•	Compliance with U.S. sanctions and laws.

•	Consideration of other international policies, standards, and laws.

•	Whether the company has been recently involved in significant controversies or violations in "high-risk" markets.

Reports on Operations in Burma/Myanmar:

Since the early 1960s, Burma (also known as Myanmar) has been ruled by a military dictatorship that has been condemned for human rights abuses, including slave labor, torture, rape and murder. Many companies have pulled out of Burma over the past decade given the controversy surrounding involvement in the country. In July 2003, Congress and President Bush passed The Burmese Freedom and Democracy Act, which bans import goods and services from Burma. Violence in Burma prompted the U.S. to tighten financial sanctions on Burma and extend the ban on visas for officials from the country. Oil companies continue be the largest investors in Burma, and therefore are the usual targets of shareholder proposals on this topic. However, proposals have also been filed at other companies, including financial companies, for their involvement in the country.

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•	Vote for shareholder proposals to adopt labor standards in connection with involvement in Burma.

•	Vote for shareholder proposals seeking reports on Burmese operations and reports on costs of continued involvement in the country.

•	Vote shareholder proposals to pull out of Burma on a case-by-case basis.

Reports on Operations in China:

Documented human rights abuses in China continue to raise concerns among investors, specifically with respect to alleged use of prison and child labor in manufacturing. Reports have identified U.S. companies with direct or indirect ties to companies controlled by the Chinese military, the People’s Liberation Army (PLA), and hence links to prison labor. The U.S. Business Principles for Human Rights of Workers in China may help a company with operations in China avoid being blacklisted by U.S. states and municipalities, many of whom have limited their contracts with companies that fail to adopt similar principles in other countries recognized for committing gross human rights violations.

•	Vote for shareholder proposals requesting more disclosure on a company’s involvement in China

•	Vote on a case-by-case basis shareholder proposals that ask a company to terminate a project or investment in China.

Product Sales to Repressive Regimes:

Certain Internet technology companies have been accused of assisting repressive governments in violating human rights through the knowing misuse of their hardware and software. Human rights groups have accused companies such as Yahoo!, Cisco, Google, and Microsoft of allowing the Chinese government to censor and track down dissenting voices on the internet.

•	Vote case-by-case on shareholder proposals requesting that companies cease product sales to repressive regimes that can be used to violate human rights.

•	Vote for proposals to report on company efforts to reduce the likelihood of product abuses in this manner.

Internet Privacy and Censorship

Information technology sector companies have been at the center of shareholder advocacy campaigns regarding concerns over Internet service companies and technology providers’ alleged cooperation with potentially repressive regimes, notably the Chinese government. Shareholder proposals, submitted at Yahoo!, Google, Microsoft, and Cisco, among others, asked companies to take steps to stop abetting repression and censorship of the Internet and/or review their human rights policies taking this issue into consideration. Resolution sponsors generally argue that the

Chinese government is using IT company technologies to track, monitor, identify, and, ultimately, suppress political dissent. In the view of proponents, this process of surveillance and associated suppression violates internationally accepted norms outlined in the U.N. Universal Declaration of Human Rights.

Google recently announced its intention to discontinue censoring results on its Chinese web search engine and indicated it was considering withdrawing business operations in China. This announcement followed reports of cyberattacks originating in China aimed at accessing the email accounts of Chinese human rights activists. Google's refusal to filter search results and potentially withdraw from the lucrative Chinese market has generated a lot of discussion among proponents of free speech and human rights on long-standing issues of privacy, government control, and censorship in China.

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Vote for resolutions requesting the disclosure and implementation of internet privacy and censorship policies and procedures considering:

•	The level of disclosure of policies and procedures relating to privacy, freedom of speech, internet censorship, and government monitoring of the internet.

•	Engagement in dialogue with governments and/or relevant groups with respect to the Internet and the free flow of information.

•	The scope of business involvement and of investment in markets that maintain government censorship or monitoring of the Internet.

•	The market-specific laws or regulations applicable to Internet censorship or monitoring that may be imposed on the company.

•	The level of controversy or litigation related to the company’s international human rights policies and procedures.

Disclosure on Plant Closings:

Shareholders have asked that companies contemplating plant closures consider the impact of such closings on employees and the community, especially when such plan closures involve a community’s largest employers. Everence usually recommends voting for greater disclosure of plant closing criteria. In cases where it can be shown that companies have been proactive and responsible in adopting these criteria, Everence recommends against the proposal.

•	Vote for shareholder proposals seeking greater disclosure on plant closing criteria if the company has not provided such information.

Environment

Proposals addressing environmental and energy concerns are plentiful, and generally seek greater disclosure on an issue or seek to improve a company’s environmental practices in order to protect the world’s natural resources. In addition, some proponents cite the negative financial implications for companies with poor environmental practices, including liabilities associated with site clean-ups and lawsuits, as well as arguments that energy efficient products and clean environmental practices are sustainable business practices that will contribute to long-term shareholder value. Shareholders say the majority of independent atmospheric scientists agree that global warming poses a serious problem to the health and welfare of our planet, citing the findings of the Intergovernmental Panel on Climate Change. Shareholders argue that companies can report on their greenhouse gas emissions within a few months at reasonable cost. In general, there is a call for companies to have proactive environmental policies, focusing on maximizing the efficient use of non-renewable resources and minimizing threats of harm to human health or the environment.

Environmental/Sustainability Report:

Shareholders may request general environmental reports or reports on a specific location/operation, often requesting that the company detail the environmental risks and potential liabilities of a specific project. Companies have begun to report on environmental and sustainability issues using the Global Reporting Initiative (GRI) standards. The GRI was established in 1997 with the mission of developing globally applicable guidelines for reporting on economic, environmental, and social performance. The GRI was developed by the Coalition for Environmentally Responsible Economies (CERES) in partnership with the United Nations Environment Programme (UNEP).

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CERES was formed in the wake of the March 1989 Exxon Valdez oil spill, when a consortium of investors, environmental groups, and religious organizations drafted what were originally named the Valdez Principles, and later to be renamed the CERES Principles. Corporate signatories to the CERES Principles are pledge to publicly report on environmental issues, including protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction in a standardized form.

The Equator Principles are the financial industry’s benchmark for determining, assessing and managing social and environmental risk in project financing. The Principles were first launched in June 2003 and were ultimately adopted by over forty financial institutions during a three year implementation period. The principles were subsequently revised in July 2006 to take into account the new performance standards approved by the World Bank Group’s International Finance Corporation (IFC). Financial institutions adopt these principles to ensure that the projects they venture in are developed in a socially responsible manner and reflect sound environmental management practices.

•	Vote for shareholder proposals seeking greater disclosure on the company’s environmental practices, and/or environmental risks and liabilities.

•	Vote for shareholder proposals asking companies to report in accordance with the Global Reporting Initiative (GRI).

•	Vote for shareholder proposals to prepare a sustainability report.

•	Vote for shareholder proposals to study or implement the CERES principles.

•	Vote for shareholder proposals to study or implement the Equator Principles.

Climate Change/Greenhouse Gas Emissions:

In December of 2009, the UN Climate Change Conference in Copenhagen ended with an agreement by countries to cap the global temperature rise by committing to significant emission reductions and to raise finance to kick start action in the developing world to deal with climate change. Climate change has emerged as the most significant environmental threat to the planet to date. Scientists generally agree that gases released by chemical reactions including the burning of fossil fuels contribute to a “greenhouse effect” that traps the planet’s heat. Environmentalists claim that the Greenhouse Gases (GHG) produced by the industrial age have caused recent weather crises such as heat waves, rainstorms, melting glaciers, rising sea levels and receding coastlines. With notable exceptions, business leaders have described the rise and fall of global temperatures as naturally occurring phenomena and depicted corporate impact on climate change as minimal. Shareholder proposals asking a company to issue a report to shareholders, “at reasonable cost and omitting proprietary information,” on greenhouse gas emissions ask that the report include descriptions of efforts within companies to reduce emissions, their financial exposure and potential liability from operations that contribute to global warming, their direct or indirect efforts to promote the view that global warming is not a threat, and their goals in reducing these emissions from their operations. Proponents argue that there is scientific proof that the burning of fossil fuels causes global warming, that future legislation may make companies financially liable for their contributions to global warming, and that a report on the company’s role in global warming can be assembled at reasonable cost.

•	Vote for shareholder proposals seeking disclosure of liabilities or preparation of a report pertaining to global warming and climate change risk.

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•	Vote for shareholder proposals calling for the reduction of GHG or adoption of GHG goals in products and operations.

•	Vote for shareholder proposals seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change.

•	Vote for shareholder proposals requesting a report on greenhouse gas emissions from company operations and/or products and operations.

Invest in Clean/Renewable Energy:

Filers of proposals on renewable energy ask companies to increase their investment in renewable energy sources and to work to develop products that rely more on renewable energy sources. Increased use of renewable energy will reduce the negative environmental impact of energy companies. In addition, as supplies of oil and coal exist in the earth in limited quantities, renewable energy sources represent a competitive, and some would argue essential, long-term business strategy.

•	Vote for shareholder proposals seeking the preparation of a report on a company’s activities related to the development of renewable energy sources.

•	Vote for shareholder proposals seeking increased investment in renewable energy sources unless the terms of the resolution are overly restrictive.

Energy Efficiency:

Reducing the negative impact to the environment can be done through the use of more energy efficient practices and products. Shareholders propose that corporations should have energy efficient manufacturing processes and should market more energy efficient products. This can be done by utilizing renewable energy sources that are cost-competitive and by implementing energy efficient operations.

•	Vote for shareholder proposals requesting a report on company energy efficiency policies and/or goals.

Drilling in the Arctic National Wildlife Refuge:

The Arctic National Wildlife Refuge (ANWR) is a federally protected wilderness along Alaska’s North Slope. Legislation has been introduced in both the House and Senate that, if passed, would allow a portion of this area to be leased to private companies for the development and production of oil. Oil companies have expressed an interest in bidding for these leases given the opportunity. In response, shareholder activists have filed resolutions asking these companies to cancel any plans to drill in the ANWR and cease their lobbying efforts to open the area for drilling. Proponents of shareholder proposals on this issue argue that the Coastal Plain section of the ANWR is the most environmentally sensitive area of the refuge, the majority of Alaska’s North Slope that is not federally designated wilderness already provides the oil industry with sufficient resources for oil production, advocates of drilling in ANWR overstate the benefit to be derived from opening the wilderness to oil production. Those in favor of opening the area up to drilling note that only a small portion of ANWR would be considered for exploration, and if drilling were to take place, it would be on less than one percent of the entire area, that modern technology reduces the environmental impact of oil drilling on both the land and surrounding wildlife, and that oil production in ANWR would have considerable benefit to company shareholders, Alaskans, and the United States as a whole.

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In 2008, proposals asking for a report on oil sands operations in the Athabasca region of Alberta, Canada appeared in the proxy statements of ConocoPhillips and Chevron. Alberta’s oil sands contain a reserve largely thought to be one of the world’s largest potential energy sources. Rising oil sands production in Alberta has been paralleled with concerns from a variety of stakeholders—including environmental groups, local residents, and shareholders—regarding the environmental impacts of the complicated extraction and upgrading processes required to convert oil sands into a synthetic crude oil. The high viscosity of bitumen makes its extraction a challenging and resource-intensive process; the most common extraction technique involves pumping steam into the oil sands to lower the viscosity of bitumen in order to pump it to the surface.

One of the biggest issues on the table concerning oil sands is the large volume of greenhouse gases (GHG) associated with production. Oil sands are by far one the most energy-intensive form of oil production, releasing three times more GHG emissions from production than conventional oil. In fact, oil sands are the fastest growing source of Canada’s overall GHG emissions, releasing roughly 40 million tons of carbon dioxide equivalent (CO2e) in 2007. According to the Pembina Institute, a Canadian environmental policy think tank, oil sands are projected to account for 41 to 47 percent of Canada’s total annual emissions growth between 2003 and 2010 under a business-as-usual (BAU) scenario. This would make oil sands responsible for 7.5 to 8.2 percent of Canada’s projected BAU emissions. Syncrude, currently the largest oil sands producer in Canada, was Canada’s third largest greenhouse gas emitter in 2008.

•	Vote for requests for reports on potential environmental damage as a result of company operations in protected regions.

•	Vote for shareholder proposals asking companies to prepare a feasibility report or to adopt a policy not to mine, drill, or log in environmentally sensitive areas.

•	Vote for shareholder proposals seeking to prohibit or reduce the sale of products manufactured from materials extracted from environmentally sensitive areas such as old growth forests.

Phase Out Chlorine-Based Chemicals:

The Environmental Protection Agency (EPA) identified chlorine bleaching of pulp and paper as a major source of dioxin, a known human carcinogen linked to have negative effects to humans and animals. A number of shareholder proposals have been filed in recent years asking companies to report on the possible phase-out of chlorine bleaching in the production of paper because of the practice’s negative environmental impact.

•	Vote for shareholder proposals to prepare a report on the phase-out of chlorine bleaching in paper production.

•	Vote on a case-by-case basis on shareholder proposals asking companies to cease or phase-out the use of chlorine bleaching.

Land Procurement and Development

Certain real estate developers including big-box large retailers have received criticism over their processes for acquiring and developing land. Given a 2005 Supreme Court decision allowing for the usage of eminent domain laws in the U.S. to take land from property-owners for tax generating purposes, as well as certain controversies outside of the U.S. with land procurement, some shareholders would like assurances that companies are acting ethically and with local stakeholders in mind.

•	Vote for shareholder proposals requesting that companies report on or adopt policies for land procurement and utilize the policies in their decision-making.
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Report on the Sustainability of Concentrated Area Feeding Operations (CAFO)

The potential environmental impact on water, aquatic ecosystems, and local areas from odor and chemical discharges from CAFOs has led to lawsuits and EPA regulations. Certain shareholders have asked companies to provide additional details on their CAFOs in addition to those with which the companies contract to raise their livestock.

•	Vote for requests that companies report on the sustainability and the environmental impacts of both company-owned and contract livestock operations.

Adopt a Comprehensive Recycling Policy:

A number of companies have received proposals to step-up their recycling efforts, with the goal of reducing the company’s negative impact on the environment and reducing costs over the long-term.

•	Vote for shareholder proposals requesting the preparation of a report on the company’s recycling efforts.

•	Vote for shareholder proposals that ask companies to increase their recycling efforts or to adopt a formal recycling policy.

Facility Safety

•	Vote shareholder proposals requesting companies report on or implement procedures associated with their operations and/or facilities on a case-by-case basis.

Nuclear Energy:

Nuclear power continues to be a controversial method of producing electricity. Opponents of nuclear energy are primarily concerned with serious accidents and the related negative human health consequences, and with the difficulties involved in nuclear waste storage.

•	Vote for shareholder proposals seeking the preparation of a report on a company’s nuclear energy procedures.

•	Vote case-by-case on proposals that ask the company to cease the production of nuclear power.

Water Use:

Shareholders may ask for a company to prepare a report evaluating the business risks linked to water use and impacts on the company’s supply chain, including subsidiaries and bottling partners. Such proposals also ask companies to disclose current policies and procedures for mitigating the impact of operations on local communities in areas of water scarcity.

•	Vote for shareholder proposals seeking the preparation of a report on a company’s risks linked to water use.

•	Vote for shareholder proposals requesting that companies report on or adopt policies for water use that incorporate social and environmental factors.

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Kyoto Protocol Compliance:

With the Kyoto Protocol operational as of February 2005, ratifying countries have agreed to reduce their emissions of carbon dioxide and five other greenhouse gases. While some signatories have yet to release specific details of corporate regulations, the impact on multinationals operating in Kyoto-compliant countries is anticipated to be significant.

•	Vote for shareholder proposals asking companies to review and report on how companies will meet GHG reduction targets of the Kyoto-compliant countries in which they operate.

Health and Safety

Toxic Materials

•	Vote for shareholder proposals asking companies to report on policies and activities to ensure product safety.

•	Vote for shareholder proposals asking companies to disclose annual expenditures relating to the promotion and/or environmental cleanup of toxins.

•	Vote for shareholder proposals asking companies to report on the feasibility of removing, or substituting with safer alternatives, all “harmful” ingredients used in company products.

Product Safety

•	Generally vote for proposals requesting the company to report on or adopt consumer product safety policies and initiatives.

•	Generally vote for proposals requesting the study, adoption and/or implementation of consumer product safety programs in the company's supply chain.

Report on Weapons Safety:

Shareholders may ask for a company to report on policies and procedures that are aimed at curtailing the incidence of gun violence. Such a report may include: implementation of the company’s contract instruction to distributors not to sell the company’s weapons at gun shows or through pawn shops; recalls or retro-fits of products with safety-related defects causing death or serious injury to consumers, as well as development of systems to identify and remedy these defects; names and descriptions of products that are developed or are being developed for a combination of higher caliber/maximum capacity and greater conceal-ability; and the company’s involvement in promotion campaigns that could be construed as aimed at children.

•	Vote for shareholder proposals asking the company to report on its efforts to promote handgun safety.

•	Vote for shareholder proposals asking the company to stop the sale of handguns and accessories.

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Phase-out or Label Products Containing Genetically Engineered Ingredients:

Shareholders ask companies engaged in the development of genetically modified agricultural products to adopt a policy of not marketing or distributing such products until "long term safety testing” demonstrates that they are not harmful to humans, animals or the environment. Until further long term testing demonstrates that these products are not harmful, companies in the restaurant and prepared foods industries are being asked to remove genetically altered ingredients from products they manufacture or sell, and label such products in the interim. Shareholders are asking supermarket companies to do the same for their own private label brands.

•	Abstain on shareholder proposals to label products that contain genetically engineered products or products from cloned animals.

•	Abstain on shareholder proposals that ask the company to phase out the use of genetically engineered ingredients in their products.

•	Abstain on shareholder proposals that ask the company to report on the use of genetically engineered organisms in their products.

•	Abstain on shareholder proposals asking for reports on the financial, legal, and operational risks posed by the use of genetically engineered organisms.

Tobacco-related Proposals:

Under the pressure of ongoing litigation and negative media attention, tobacco companies and even non-tobacco companies with ties to the industry have received an assortment of shareholder proposals seeking increased responsibility and social consciousness from tobacco companies and as well as firms affiliated with the tobacco industry. While the specific resolutions for shareholder proponents vary from year to year, activist shareholders consistently make the tobacco industry one of their most prominent targets. Examples of shareholder proposals focused on tobacco include: warnings on the risks of tobacco smoke and smoking-related diseases, attempting to link executive compensation with reductions in teen smoking rates, the placement of company tobacco products in retail outlets, a review of advertising campaigns and their impact on children and minority groups, prohibiting non-tobacco companies from entering into contracts with tobacco companies, and requesting restaurant operators maintain smoke-free restaurants.

In June 2009, the Family Smoking Prevention and Tobacco Control Act was signed into law, giving the FDA authority to regulate the tobacco industry for the first time, including the power to block or approve new products as well as the nicotine and other content in existing tobacco products. This legislation empowers the imposition of a ban on tobacco advertising within 1,000 feet of schools and playgrounds and requires FDA-approved graphic warning labels that occupy 50 percent of the space on each package of cigarettes.

In September 2009, the FDA issued a ban on the sale of flavored cigarettes, exercising its regulatory power in a major way over tobacco for the first time under the new law. The ban affected tobacco products with chocolate, vanilla, clove, and other similar flavors.

•	Vote for shareholder proposals seeking to limit the sale of tobacco products to children.

•	Vote for shareholder proposals asking producers of tobacco product components (such as filters, adhesives, flavorings, and paper products) to halt sales to tobacco companies.

•	Vote for shareholder proposals that ask restaurants to adopt smoke-free policies and that ask tobacco companies to support smoke-free legislation.

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•	Vote for shareholder proposals seeking a report on a tobacco company’s advertising approach.

•	Vote for shareholder proposals at insurance companies to cease investment in tobacco companies.

•	Vote for proposals at producers of cigarette components calling for a report outlining the risks and potential liabilities of the production of these components.

•	Vote for proposals calling for tobacco companies to cease the production of tobacco products.

•	Vote for shareholder proposals asking companies to stop all advertising, marketing and sale of cigarettes using the terms “light,” “ultra-light,” “mild,” and other similar words and/or colors.

•	Vote for shareholder proposals asking companies to increase health warnings on cigarette smoking. (i.e.: information for pregnant women, “Canadian Style” warnings, filter safety etc.).

Adopt Policy/Report on Drug Pricing:

Shareholder proponents, activists and even some legislators have called upon drug companies to restrain pricing of prescription drugs. According to proponents, the high cost of prescription drugs is a vital issue for senior citizens across the country. Seniors have the greatest need for prescription drugs, accounting for about one-third of all prescription drug sales, but they often live on fixed incomes and are underinsured. Today about 20 million elderly people have little or no drug coverage in the U.S. and it is precisely this group, proponents argue, that faces that highest prescription drug costs. Proponents argue that the uninsured and underinsured pay substantially more for drugs than manufacturers’ “favored” customers, such as HMOs and Federal agencies, and drug manufacturers are responsible for this discrepancy. Proponents also note that efforts to reign-in pharmaceutical costs will not negatively impact research and development (R&D) costs and that retail drug prices are consistently higher in the U.S. than in other industrialized nations. Proponents highlight this disparity, noting that pharmaceuticals sold to Canada are sold at a lower price than in the United States which has encouraged certain states and municipalities to re-import drugs from Canada, an action currently illegal under U.S. federal law. Pharmaceutical companies often respond that adopting a formal drug pricing policy could put the company at a competitive disadvantage. Against the backdrop of the AIDS crisis in Africa, shareholders have called on companies to address the issue of affordable drugs for the treatment of AIDS, as well as TB and Malaria. While Everence generally supports increased disclosure of economic and legal risks as well as the development of policies favorable to consumer welfare, however we recommend that shareholders do not encourage companies to enact plans that run counter to existing laws and regulations.

•	Vote for shareholder proposals to prepare a report on drug pricing.

•	Vote for shareholder proposals to adopt a formal policy on drug pricing.

•	Vote for shareholder proposals that call on companies to develop a policy to provide affordable HIV, AIDS, TB and Malaria drugs in third-world nations.

•	Vote for proposals asking for reports on the economic effects and legal risks of limiting pharmaceutical products to Canada or certain wholesalers.

•	Vote case-by-case proposals requesting that companies adopt policies not to constrain prescription drug re-importation by limiting supplies to foreign markets.

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Healthcare Reform and Disclosure

Shareholder activity around reforming the healthcare system in the U.S. has increased over the past few years. In 2008, a coalition of investors, primarily members of the Interfaith Center on Corporate Responsibility (ICCR) and labor groups, including the AFL- CIO, proposed a resolution on health care reform at a number of U.S. corporations.

According to the proponents, this health care reform resolution is akin to those proposals that seek corporate endorsement of labor or human rights principles. The resolution requests companies to sign on to a set of general health care reform principles based on those that the Institute of Medicine (IOM) articulated in 2004. The IOM developed its principles after conducting an exhaustive review of the problems relating to the large and growing number of people who have limited access to health care due to the lack of insurance. The proponents seek the endorsement of a set of principles that support healthcare coverage that is universal, continuous, affordable, and of high-quality.

•	Vote for shareholder proposals requesting companies to endorse or adopt IOM –based healthcare reform principles.

•	Vote for shareholder proposals requesting a report on the implications of rising healthcare costs.

Ride Safety

In recent years there has been a steady increase in the amount of amusement park ride injuries. Proponents of this issue argue that there is little regulation by federal and state authorities in regards to the safety of amusement parks and their rides and that it is hard for consumers to judge the safety of a ride without a standardized recording, reporting, and disclosure mechanism in place. Shareholders have asked companies to issues reports on their policies for amusement park ride safety including a company’s medical response policy and all recorded injuries caused by rides over a certain amount of years.

•	Vote for shareholder proposals to report on ride safety.

Government and Military

Weapons-related proposals may target handguns, landmines, defense contracting, or sale of weapons to foreign governments.

Prepare Report to Renounce Future Landmine Production:

Although very few companies currently produce landmines, some companies continue to have links to landmine production or produce components that are used to make landmines. Shareholders have asked companies to renounce the future development of landmines or their components, or to prepare a report on the feasibility of such a renouncement.

•	Vote for shareholder proposals seeking a report on the renouncement of future landmine production.

B-28

Prepare Report on Foreign Military Sales:

Every year, shareholders file proxy resolutions asking companies to account for their policies surrounding the sale of military equipment to foreign governments. The proposals take various forms. One resolution simply calls on companies to report on their foreign military sales, providing information about any military products exported over the past three years, the company’s basis for determining whether those sales should be made, and any procedures used to market or negotiate those sales.

Another resolution calls for companies to report on “offsets” e.g. guarantee of new jobs in the purchasing country and technology transfers. Offsets involve a commitment by military contractors and the U.S. government to direct benefits back to a foreign government as a condition of a military sale.

•	Vote for shareholder proposals to report on foreign military sales or offset agreements.

•	Vote case-by-case on proposals that call for outright restrictions on foreign military sales.

Depleted Uranium/Nuclear Weapons:

Depleted uranium is the remains of the element uranium after some components are removed. The main difference is that depleted uranium contains at least three times less 235U than natural uranium. It is weakly radioactive. However, shareholders want reports on companies’ policies, procedures and involvement in the said substance and nuclear weapons.

•	Vote for shareholder proposals requesting a report on involvement, policies, and procedures related to depleted uranium (DU) and nuclear weapons.

Adopt Ethical Criteria for Weapons Contracts:

Shareholders have requested that companies review their code of conduct and statements of ethical criteria for military production-related contract bids, awards and execution to incorporate environmental factors and sustainability issues related to the contract bidding process. Sustainability is a business model that requires companies to balance the needs and interests of various stakeholders while concurrently sustaining its business, communities, and environment for future generations.

•	Vote for shareholder proposals asking companies to review and amend, if necessary, the company’s code of conduct and statements of ethical criteria for military production-related contract bids, awards and execution.

Animal Welfare

Animal Rights/Testing:

Shareholders and animal rights groups, including People for the Ethical Treatment of Animals (PETA), may file resolutions calling for the end to painful and unnecessary animal testing on laboratory animals by companies developing products for the cosmetics and medical supply industry. Since advanced testing methods now produce many reliable results without the use of live animals, Everence generally recommends voting for proposals on this issue. In cases where it can be determined that alternative testing methods are unreliable or are required by law, Everence recommends voting against such proposals.

Other resolutions call for the adoption of animal welfare standards that would ensure humane treatment of animals on vendors’ farms and slaughter houses. Everence will generally vote in favor of such resolutions.

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•	Vote for shareholder proposals that seek to limit unnecessary animal testing where alternative testing methods are feasible or not barred by law.

•	Vote for shareholder proposals that ask companies to adopt or/and report on company animal welfare standards.

•	Vote for shareholder proposals asking companies to report on the operational costs and liabilities associated with selling animals.

•	Vote for shareholder proposals to eliminate cruel product testing methods.

•	Vote for shareholder proposals that seek to monitor, limit, report, or eliminate outsourcing animal testing to overseas laboratories.

•	Vote for shareholder proposals to publicly adopt or adhere to an animal welfare policy at both company and contracted laboratory levels.

•	Vote for shareholder proposals to evaluate, adopt or require suppliers to adopt CAK and/or CAS slaughter methods.

Political and Charitable Giving

Lobbying Efforts:

Shareholders have asked companies to report on their lobbying efforts to refute established scientific research regarding climate change, the health effects of smoking, and fuel efficiency standards. Given the poor performance of the US automotive industry and the highly litigious nature surrounding the tobacco industry, shareholders would like assurances that companies are acting in their best long-term interests.

•	Vote for shareholder proposals asking companies to review and report on how companies utilize lobbying efforts to challenge scientific research and governmental legislation.

Non-Partisanship/ Political Contributions:

Proponents of resolutions calling for the abolishment of political contributions or contributions to political campaigns are concerned with the increasing power of corporations in the political process. These resolutions seek to limit the involvement of corporations in the political process. Everence will generally vote in favor of political contributions disclosure proposals, but will look for key elements such as explicit lack of board oversight.

•	Vote for proposals calling for a company to disclose its political and trade association contributions, unless the terms of the proposal are unduly restrictive.

•	Vote for proposals calling for a company to maintain a policy of non-partisanship and to limit political contributions.

•	Vote against proposals calling for a company to refrain from making any political contributions.

B-30

Control over Charitable Contributions:

Shareholders have attempted to impose criteria on companies for the selection of recipients of corporate charitable contributions that would further specific objectives supported by the sponsors of the proposals. Everence believes that management is in a much better position than shareholders to decide what criteria are appropriate for corporate charitable contributions. Also, some of the proposals would require companies to poll their shareholders as part of the grant-making process. Since many companies have hundreds of thousands of shareholders, contacting, confirming, and processing each individual opinion and/or consent would be burdensome and expensive.

•	Vote against shareholder proposals giving criteria for requiring shareholder ratification of grants.

•	Vote against shareholder proposals requesting that companies prohibit charitable contributions.

Disclosure on Prior Government Service:

Shareholders have asked companies to disclose the identity of any senior executive and/or other high-level employee, consultant, lobbyist, attorney, or investment banker who has served in government. Although the movement of individuals between government and the private sector may benefit both, the potential also exists for conflicts of interest, especially in industries that have extensive dealings with government agencies.

•	Vote for shareholder proposals calling for the disclosure of prior government service of the company’s key executives.

Consumer Lending and Economic Development

Adopt Policy/Report on Predatory Lending Practices:

Predatory lending involves charging excessive fees to sub-prime borrowers without adequate disclosure. More specifically, predatory lending includes misleading sub-prime borrowers about the terms of a loan, charging excessive fees that are folded into the body of a refinancing loan, including life insurance policies or other unnecessary additions to a mortgage, or lending to homeowners with insufficient income to cover loan payments.

•	Vote for shareholder proposals seeking the development of a policy or preparation of a report to guard against predatory lending practices.

Disclosure on Credit in Developing Countries (LDCs) or Forgive LDC Debt:

Shareholders have asked banks and other financial services firms to develop and disclose lending policies for less developed countries. Proponents are concerned that, without such policies, lending to developing countries may contribute to the outflow of capital, the inefficient use of capital, and corruption, all of which increase the risk of loan loss. In the interest of promoting improved LDC lending practices and responsible loan disclosure, Everence usually recommends voting for this type of proposal. In cases where it can be determined that companies have been proactive and responsible in developing policies, Everence recommends a vote against the proposal’s adoption. Everence usually recommends against proposals that call for outright loan forgiveness; such action represents an unacceptable loss to lending institutions and their shareholders. Everence may support such proposals at banks that have failed to make reasonable provisions for non-performing loans as a means to encourage banks to change their policies.

•	Vote for shareholder proposals asking for disclosure on lending practices in developing countries, unless the company has demonstrated a clear proactive record on the issue.
B-31

•	Vote against shareholder proposals asking banks to forgive loans outright.

•	Vote case-by-case on shareholder proposals asking for loan forgiveness at banks that have failed to make reasonable provisions for non-performing loans.

•	Vote for proposals to restructure and extend the terms of non-performing loans.

Community Investing:

Shareholders may ask for a company to prepare a report addressing the company’s community investing efforts. Such proposals also ask companies to review their policies regarding their investments in different communities.

•	Vote for proposals that seek a policy review or report addressing the company’s community investing efforts.

Miscellaneous

Adult Entertainment:

Traditionally, there have not been many proposals filed in the area of adult entertainment. However, with the consolidation of the communications industry, a number of large companies have ended up with ownership of cable companies. These cable companies may offer their customers access to pay-per-view programming or channels intended for adult audiences. Proponents of shareholder proposals on this issue ask cable companies and companies with interests in cable companies to assess the costs and benefits of continuing to distribute sexually-explicit content, including the potential negative impact on the company’s image.

•	Vote for shareholder proposals that seek a review of the company’s involvement with pornography.

Abortion/Right to Life Issues:

Shareholder proposals pertaining to abortion and right to life issues are rare. However, in the past, shareholders have asked companies to stop manufacturing abortifacient drugs, to separate abortifacient drug operations from other operations, or to discontinue acute-care or physician management practices that involve support for abortion services. As long as abortion is legal, Everence’s position is that issues related to abortion should be a personal decision, not a corporate one. Therefore Everence recommends abstaining on anti-abortion and right-to-life proposals.

•	Abstain on shareholder proposals that address right to life issues.

Coffee Crisis

• Since the early 1990’s coffee producing countries have seen a decline in their earnings from the sale of coffee while the retail sale value has risen in coffee in industrial countries. 2001 -2002 saw the lowest price in earnings in 100 years and many coffee producing countries, usually developing countries, have seen a severe drop in their export revenues. In order to help the farmers in these countries gain better payment for their products and also promote sustainability in developing countries; proponents have filed proposals asking companies to set policy and goals to eventually have all their coffee and coffee products Fair Trade certified.

B-32

•	Vote for shareholder proposals asking for reports on company policies related to the coffee crisis.

Violence and Adult Themes in Video Games

Perceptions of increased sex and violence in video games have led certain shareholders to question the availability of adult-themed content to children and teens. The Entertainment Software Ratings Board, which provides ratings for video games, has classified approximately 34 percent of the total games it reviews as either Teen, Mature, or Adults Only.

•	Vote for shareholder proposals asking for reports on company policies related to the sale of mature-rated video games to children and teens.

Anti-Social Proposals

A number of ‘anti-social’ shareholder proposals have been filed at companies requesting increased disclosure. While these proposals’ requests are very similar to those submitted by shareholder advocates within traditional socially responsible investor circles, the underlying motives for filing the proposals appear to be very different. In addition to charitable contribution proposals, anti-social proposals addressing climate change, sustainability, and conflicts of interest may be seen at shareholder meetings.

Despite implicitly different motivations in some of these proposals, the underlying requests for increased disclosure, in some cases, may be worth shareholder support.

•	Vote against shareholder proposals that do not seek to ultimately advance the goals of the social investment community.

•	Vote case-by-case on anti-social shareholder proposals seeking a review or report on the company's charitable contributions.

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PART C

OTHER INFORMATION

Item 28. Exhibits

(a)	(1)	Amended and Restated Agreement and Declaration of Trust (2)

	(2)	Certificate of Trust (1)

(b)	(1)	By-Laws (2)

(c)		Certificates for Shares are not issued. Articles III and V of the Registrant's Declaration of Trust define rights of holders of Shares.

(d)	(1)	Investment Advisory Agreement (with respect to Praxis Intermediate Income Fund and Praxis Core Stock Fund)(3)

	(2)	Investment Advisory Agreement (with respect to Praxis International Fund) (5)

	(3)	Sub-Advisory Agreement with Evergreen Investment Management Company, LLC (with respect to Praxis International Fund) (9)

	(4)	Investment Advisory Agreement (with respect to Praxis Value Index Fund) (7)

	(5)	Sub-Advisory Agreement with Davis Selected Advisers, L.P. (with respect to the Praxis Core Stock Fund) (12)

	(6)	Sub-Advisory Agreement with Luther King Capital Management Corporation (with respect to Praxis Small Cap Fund) (13)

	(7)	Investment Advisory Agreement (with respect to Praxis Growth Index Fund) (13)

	(8)	Investment Advisory Agreement (with respect to Praxis Small Cap Fund) (13)

	(9)	Form of First Amended Sub-Advisory Agreement with Luther King Capital Management Corporation (with respect to Praxis Small Cap Fund)(14)

	(10)	Schedule A to the Investment Advisory Agreement (19)

	(11)	Sub-Advisory Agreement with Evergreen Investment Management Company, LLC (with respect to Praxis International Fund) (16)

	(12)	Sub-Advisory Agreement with Aperio Group (with respect to Praxis International Index Fund) (19)

(e)	(1)	Distribution Agreement between the Registrant and BISYS Fund Services Limited Partnership (3)

	(2)	Schedules A, B, C and D to Distribution Agreement between the Registrant and BISYS Fund Services Limited Partnership (11)

	(3)	Distribution Agreement between the Registrant and IFS Fund Distributors, Inc. (12)

	(4)	Form of Underwriting Agreement between the Registrant and BHIL Distributors, Inc.(15)

(f)		Not Applicable

(g)	(1)	Custody Agreement between the Registrant and The Northern Trust Company (11)

	(2)	Form of Custody Agreement between the Registrant and JPMorgan Chase Bank, N.A.(15)

(h)	(1)	Administration Agreement between the Registrant and BISYS Fund Services Ohio, Inc. (8)

	(2)	Fund Accounting Agreement between the Registrant and BISYS Fund Services Ohio, Inc. (8)

	(3)	Transfer Agency Agreement between the Registrant and BISYS Fund Services Ohio, Inc. (8)

	(4)	Omnibus Fee Agreement between the Registrant and BISYS Fund Services Ohio, Inc. (8)

	(5)	Fair Value Amendment to Fund Accounting Agreement between the Registrant and BISYS Fund Services Ohio, Inc. (10)

	(6)	Second Amendment to Omnibus Fee Agreement between the Registrant and BISYS Fund Services Ohio, Inc. (10)

	(7)	Compliance Services Agreement between the Registrant and BISYS Fund Services Ohio, Inc. (11)

	(8)	Administration, Accounting Services, Transfer Agency, and Shareholder Services Agreement between the Registrant and Integrated Fund Services, Inc. (12)

	(9)	Compliance Services Agreement between the Registrant and Integrated Fund Services, Inc. (12)

	(10)	Expense Limitation Agreement between the Registrant and MMA Capital Management (with respect to Praxis Intermediate Income Fund, Praxis Growth Index Fund and Praxis Small Cap Fund)(15)

	(11)	Expense Limitation Agreement between the Registrant and MMA Capital Management (with respect to Conservative Allocation Portfolio, Praxis Balanced Allocation Portfolio and Praxis Growth Allocation Portfolio) (16)

	(12)	Expense Limitation Agreement between the Registrant and MMA Capital Management (with respect to all Funds) (19)

	(13)	Expense Limitation Agreement between the Registrant and Everence Capital Management (with respect to the Intermediate Income Fund, Growth Index Fund, Small Cap Fund, International Fund, International Index Fund, Conservative Allocation Fund, Balanced Allocation Fund and Growth Allocation Fund) is filed herewith.

(i)		Legal Opinion is filed herewith.

(j)		Consent of Accountant is filed herewith.

(k)		Not Applicable

(l)		Letters concerning Initial Capital (3)

(m)	(1)	Distribution Services Plan -- Class A Shares (6)

	(2)	Distribution Services Plan -- Class B Shares (6)

(n)		Amended Rule 18f-3 Plan (19)

(o)		Reserved

(p)	(1)	Code of Ethics of the Praxis Mutual Funds (7)
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(p)	(2)	Code of Ethics of MMA Capital Management (10)

(p)	(3)	Code of Ethics of Evergreen Investment Management Company, LLC (10)

(p)	(4)	Code of Ethics of Davis Selected Advisers L.P. (12)

(p)	(5)	Code of Ethics of IFS Fund Distributors, Inc.(12)

(p)	(6)	Code of Ethics of Luther King Capital Management Corporation (13)

(p)	(7)	Code of Ethics of BHIL Distributors, Inc.(15)

(p)	(8)	Code of Ethics of Aperio Group.(19)

________________________

1. Filed in Registrant's initial Registration Statement on September 30, 1993, and incorporated by reference herein.

2. Filed in Pre-Effective Amendment No. 1 to the Registration Statement on December 13, 1993, and incorporated by reference herein.

3. Filed in Pre-Effective Amendment No. 2 to the Registration Statement on December 28, 1993, and incorporated by reference herein.

4. Filed in Post-Effective Amendment No. 1 to the Registration Statement on June 30, 1994, and incorporated by reference herein.

5. Filed in Post-Effective Amendment No. 5 to the Registration Statement on April 1, 1997 and incorporated by reference herein.

6. Filed in Post-Effective Amendment No. 8 to the Registration Statement on March 3, 1999 and incorporated by reference herein.

7. Filed in Post-Effective Amendment No. 13 to the Registration Statement filed on April 30, 2001 and incorporated by reference herein.

8. Filed in Post-Effective Amendment No. 16 to the Registration Statement filed on February 27, 2004 and incorporated by reference herein.

9. Filed in Post-Effective Amendment No. 17 to the Registration Statement filed on April 29, 2004 and incorporated by reference herein.

10. Filed in Post-Effective Amendment No. 18 to the Registration Statement filed on March 1, 2005 and incorporated by reference herein.

11. Filed in Post-Effective Amendment No. 19 to the Registration Statement filed on April 29, 2005 and incorporated by reference herein.

12. Filed in Registrant’s Post-Effective Amendment No. 20 to the Registration Statement filed on February 3, 2006, and incorporated by reference herein.

13. Filed in Post-Effective Amendment No. 24 to the Registration Statement filed on May 1, 2007, and incorporated by reference herein.

14. Filed in Post-Effective Amendment No. 25 to the Registration Statement filed on May 1, 2008, and incorporated by reference herein.

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15. Filed in Post-Effective Amendment No. 26 to the Registration Statement filed on May 1, 2009, and incorporated by reference herein.

16. Filed in Post-Effective Amendment No. 30 to the Registration Statement filed on November 17, 2009, and incorporated by reference herein.

17. Filed in Post-Effective Amendment No. 31 to the Registration Statement filed on March 2, 2010, and incorporated by reference herein.

18. Filed in Post-Effective Amendment No. 32 to the Registration Statement filed on April 30, 2010, and incorporated by reference herein.

19. Filed in Post-Effective Amendment No. 34 to the Registration Statement filed on January 3, 2011, and incorporated by reference herein.

Item 29. Persons Controlled by or Under Common Control with Registrant

Not applicable.

Item 30. Indemnification

Reference is made to Article VII of the Registrant's Declaration of Trust (Exhibit (a)(1), and Article VI of the Registrant's By-Laws (Exhibit (b), which are incorporated by reference herein.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Fund's Declaration of Trust, its By-Laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 31. Business and Other Connections of Investment Adviser and Sub-Adviser and their Officers and Directors

ADVISER

The business of the Adviser is summarized under “MANAGEMENT OF THE COMPANY Investment Adviser” in the Statement of Additional Information constituting Part B of this Registration Statement, which summary is incorporated herein by reference. The business or other connections of each director and officer of the Adviser is currently listed in the Adviser's investment adviser registration on Form ADV (File No. 801-36323) and is hereby incorporated herein by reference thereto.

SUB-ADVISERS

Davis Selected Advisers, L.P.

The information required by this item with respect to Davis Selected Advisers, L.P. (“DSA”) is incorporated by reference to the Form ADV (File No. 801-31648) filed with the SEC. DSA and affiliated companies comprise a financial services organization whose business consists primarily of providing investment management services as the investment adviser and manager for investment companies registered under the Investment Company Act of 1940, unregistered domestic and off-shore investment companies, and as an investment adviser to institutional and individual accounts. DSA also serves as sub-adviser to other investment companies. Affiliated companies include:

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Davis Investments, LLC:  the sole general partner of DSA.  Controlled by its sole member, Christopher C. Davis.

Venture Advisers, Inc.: is a corporation whose primary purpose is to hold limited partner units in DSA.

Davis Selected Advisers NY, Inc.: a wholly-owned subsidiary of DSA, is a federally registered investment adviser which serves as sub-adviser for may of DSA’s advisory clients.

Davis Distributors LLC:  a wholly owned subsidiary of DSA, is a registered broker-dealer which serves as primary underwriter of the Davis Funds and Selected Funds.

The Directors and Principal Executives of DSA are:

Andrew A. Davis, Limited Partner, President

Christopher C. Davis, Limited Partner, Chairman, Chief Executive Officer

Kenneth C. Eich, Chief Operating Officer

Russell O. Wiese, Chief Marketing Officer

Gary P. Tyc, Vice President, Chief Financial Officer

Thomas D. Tays, Vice President, Chief Legal Officer

Sharra L. Haynes, Vice President, Chief Compliance Officer

Anthony Frazia, Vice President, Co-Chief Compliance Officer

Luther King Capital Management Corporation

The information required by this item with respect to Luther King Capital Management Corporation (“LKCM”) is incorporated by reference to the Form ADV (File No. 801- 14458) filed with the SEC. LKCM provides investment management services to investment companies, foundations, endowments, pension plans, and high net worth individuals. LKCM is the investment adviser to the LKCM Funds, an investment company registered under the Investment Company Act of 1940. The principal business address for LKCM is 301 Commerce Street, Suite 1600, Fort Worth, Texas 76102.

The Directors and Principal Executive Officers of LKCM are:

J. Luther King, Chairman of the Board/President

Jacob D. Smith, Vice President, General Counsel, Chief Compliance Officer

Aperio Group

The information required by this item with respect to Aperio Group, LLC (“Aperio”) is incorporated by reference to the Form ADV (File No. 801- 57184) of Aperio. Aperio provides investment management services to investment companies, foundations, pension plans, and high net worth individuals. Aperio is a private partnership whose partners are Paul Solli, Patrick Geddes, Robert Newman and Guy Lampard. The principal business address for each of these persons is Three Harbor Drive, Suite 315, Sausalito, CA 94965.

The Directors and Principal Executive Officers of Aperio are:

Paul Solli, Managing Member, Partner

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Patrick Geddes, Managing Member, Managing Partner, Chief Investment Officer

Robert Newman, Managing Member, Partner, Chief Compliance Officer

Guy A. Lampard, Managing Member, Partner

Item 32. Principal Underwriter

(a)	BHIL Distributors, Inc. (“BHIL”) acts as the principal underwriter for the following investment companies:

The Diamond Hill Funds

Performance Funds

Advisers Investment Trust

(b)	The following list sets forth the directors and executive officers of BHIL. Unless otherwise noted with an asterisk (*), the address of the persons named below is 4041 N. High Street, Suite 402, Columbus, Ohio 43214.

Scott A. Englehart	President

James F. Laird, Jr.*	Chief Financial Officer, Secretary, Treasurer and Director

Dina A. Tantra	Chief Compliance Officer

* Address is 325 John H. McConnell Blvd, Suite 200, Columbus, Ohio 43215

(c)	None

Item 33. Location of Accounts and Records

The Registrant maintains the records required by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 inclusive thereunder at its principal executive office at. Certain records, including records relating to the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main offices of the Registrant’s investment advisors and custodians.

Everence Capital Management, Inc.

1110 North Main Street

Goshen, Indiana 46527

JPMorgan Chase Bank, N.A.

One Chase Manhattan Plaza

New York, NY 10005

JPMorgan Chase Bank, N.A.

70 Fargo Street, Suite 3 East

Boston, MA 02210

BHIL Distributors, Inc.

4041 North High Street, Suite 402

Columbus, OH 43214

Item 34. Management Services

Not Applicable.

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Item 35. Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (1933 Act), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 39 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Goshen and State of Indiana, on the 30th day of April, 2012.

PRAXIS MUTUAL FUNDS

/s/ David Gautsche

David Gautsche, President

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 39 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ David Gautsche	President	April 30, 2012
David Gautsche

/s/ Trent Statczar	Treasurer	April 30, 2012
Trent Statczar
(Principal Financial Officer)

/s/ Larry Miller	Trustee	April 30, 2012
Larry Miller

**	Chairman and Trustee	April 30, 2012
Howard L. Brenneman

***	Trustee	April 30, 2012
Don Weaver

*	Trustee	April 30, 2012
Karen Klassen Harder

*	Trustee	April 30, 2012
Donald E. Showalter
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*	Trustee	April 30, 2012
Bruce Harder

*	Trustee	April 30, 2012
R. Clair Sauder

***	Trustee	April 30, 2012
Candace L. Smith

* and *** By:

/s/ Anthony Zacharski
Anthony Zacharski
Attorney-in-fact
April 30, 2012

**By:

/s/ Larry Miller
Larry Miller
April 30, 2012

* Pursuant to Power of Attorney filed in Post-Effective Amendment No. 23 to the Registration Statement on February 14, 2007 and filed herewith.

** Pursuant to Power of Attorney filed in Post-Effective Amendment No. 23 to the Registration Statement on February 14, 2007.

*** Pursuant to Power of Attorney filed in Post-Effective Amendment No. 25 to the Registration Statement on May 1, 2008.

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EXHIBIT INDEX

(h)(13)	Expense Limitation Agreement between the Registrant and Everence Capital Management

(i)	Legal Opinion.

(j)	Consent of Accountant.

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